UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kathleen L. Prudhomme

Vice President and Secretary

901 Marquette Avenue

Minneapolis, Minnesota 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Income Funds

Annual Report June 30, 2017

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I	Class T

Nuveen Core Bond Fund	FAIIX	NTIBX	—	NTIFX	FINIX	FIDTX
Nuveen Core Plus Bond Fund	FAFIX	FFAIX	FFISX	FPCFX	FFIIX	FFITX
Nuveen High Income Bond Fund	FJSIX	FCSIX	FANSX	—	FJSYX	FCPTX
Nuveen Inflation Protected Securities Fund	FAIPX	FCIPX	FRIPX	FISFX	FYIPX	FIFTX
Nuveen Intermediate Government Bond Fund	FIGAX	FYGCX	FYGRX	—	FYGYX	FYGTX
Nuveen Short Term Bond Fund	FALTX	FBSCX	NSSRX	NSSFX	FLTIX	NSATX
Nuveen Strategic Income Fund	FCDDX	FCBCX	FABSX	FSFRX	FCBYX	FSFTX

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Table

of Contents

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Chairman’s Letter

to Shareholders

Dear Shareholders,

Some of the key assumptions driving the markets higher at the beginning of 2017 have recently come into question. Following the collapse of the health care reform bill in the Senate, progress on the rest of the White House’s pro-growth fiscal agenda, including tax reform and large infrastructure projects, is expected to be delayed. Economic growth projections, in turn, have been lowered, and with inflation recently waning, the markets are expecting fewer rate hikes from the Federal Reserve (Fed) than the Fed itself had predicted. Yet, asset prices continued to rise.

Investors have largely looked beyond policy disappointments and focused instead on the healthy profits reported by U.S. companies during the first two quarters of 2017. U.S. growth has remained slow and steady, European growth has surprised to the upside and concern that China would decelerate too rapidly has eased, further contributing to an optimistic tone in the markets. Additionally, political risk in Europe has moderated, with the election of mainstream candidates in the Dutch and French elections earlier this year.

The remainder of the year could bring challenges to this benign macro environment. The debt ceiling looms, with a vote needed from Congress to raise or suspend the nation’s borrowing limit before the Treasury is unable to pay its bills in full or on time (likely in early October). The mechanics of the U.K.’s separation from the European Union remain to be seen, as “Brexit” negotiations develop. A tightening of financial conditions in China or a more aggressive-than-expected policy action from the Fed, European Central Bank or Bank of Japan could also turn into headwinds.

Market volatility readings have been remarkably low lately, but conditions can change quickly. As market conditions evolve, Nuveen remains committed to rigorously assessing opportunities and risks. If you’re concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 23, 2017

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Portfolio Managers’

Comments

Nuveen Core Bond Fund

Nuveen Core Plus Bond Fund

Nuveen High Income Bond Fund

Nuveen Inflation Protected Securities Fund

Nuveen Intermediate Government Bond Fund

Nuveen Short Term Bond Fund

Nuveen Strategic Income Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen, LLC. In this report, the various portfolio management teams for the Funds discuss the economy and financial markets, key investment strategies and the Funds’ performance for the twelve-month reporting period ended June 30, 2017.

Effective, August 4, 2017 (subsequent to the close of this reporting period), investment policy changes were approved for the Nuveen High Income Bond Fund: Investments in preferred securities and contingent capital securities (CoCos) will be a principal investment strategy of the Fund. Because the fund must invest 80% of its assets in bonds, investments in preferred securities and CoCos, in the aggregate, will be limited to 20% of net assets (assuming no other securities are in the 20% bucket); Nuveen Core-Plus Bond Fund: Investments in preferred securities and CoCos will be a principal investment strategy of the Fund. Investments in preferred securities and CoCos, in the aggregate, will be limited to 15% of net assets; and the Nuveen Strategic Income Fund: The policy requiring the Fund to invest at least 80% of its assets in debt securities will be revised to require the Fund to invest at least 80% of its assets in income producing securities, and preferred securities and CoCos will be added to the list of securities comprising the 80% bucket and investments in preferred securities and CoCos, in the aggregate, will be limited to 20% of net assets.

These management teams include:

Nuveen Core Bond Fund

Jeffrey J. Ebert, Wan-Chong Kung, CFA, Chris J. Neuharth and Jason J. O’Brien, CFA, have been part of the management team for the Fund since 2000, 2002, 2012 and 2016, respectively.

Nuveen Core Plus Bond Fund

Timothy A. Palmer, CFA, has managed the Fund since 2003. Wan-Chong Kung, CFA, Jeffrey J. Ebert and Chris J. Neuharth joined the Fund as portfolio managers in 2001, 2005 and 2006, respectively. Douglas M. Baker, CFA, joined the Fund as portfolio manager in 2016.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives or circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Managers’ Comments (continued)

Nuveen High Income Bond Fund

John T. Fruit, CFA, has managed the Fund since 2006. Jeffrey T. Schmitz, CFA, has been part of the management team for the Fund since 2008

Nuveen Inflation Protected Securities Fund

Wan-Chong Kung, CFA, has managed the Fund since its inception in 2004 and Chad W. Kemper joined the Fund as a portfolio manager in 2010.

Nuveen Intermediate Government Bond Fund

Wan-Chong Kung, CFA, has managed the Fund since 2002. Chris J. Neuharth and Jason J. O’Brien, CFA, have been on the Fund’s management team since 2009.

Nuveen Short Term Bond Fund

Chris J. Neuharth and Peter L. Agrimson, CFA, have been on the management team since 2004 and 2011, respectively. Jason J. O’Brien, CFA, and Mackenzie S. Meyer joined the Fund in 2016.

Nuveen Strategic Income Fund

Timothy A. Palmer, CFA, has managed the Fund since 2005. Jeffrey J. Ebert, Marie A. Newcome, CFA, and Douglas M. Baker, CFA, joined the Fund as co-portfolio managers in 2000, 2011 and 2016, respectively.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended June 30, 2017?

During the twelve-month reporting period, the U.S. economy continued to grow moderately, now ranking the current expansion as the third-longest since World War II, according to the National Bureau of Economic Research. The second half of 2016 saw a short-term boost in economic activity, driven by a one-time jump in exports during the third quarter, but the economy resumed a below-trend pace thereafter. The Bureau of Economic Analysis reported an annual growth rate of 2.6% for the U.S. economy in the second quarter of 2017, as measured by the “advance” estimate of real gross domestic product (GDP), which is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. By comparison, the annual GDP growth rate in the first quarter of 2017 was 1.2%.

Despite the slowdown in early 2017, other data pointed to positive momentum as the labor market continued to tighten, manufacturing improved and consumer and business confidence surveys reflected optimism about the economy’s prospects. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.4% in June 2017 from 4.9% in June 2016 and job gains averaged around 181,000 per month for the past twelve months. The Consumer Price Index (CPI) increased 1.6% over the twelve-month reporting period ended June 30, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.7% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.6% annual gain in May 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.9% and 5.7%, respectively.

The U.S. economic outlook struck a more optimistic tone, prompting the Fed’s policy making committee to raise its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets and, while the Fed acknowledged in its June 2017 statement that inflation has remained unexpectedly low, an additional increase is anticipated later in 2017 as the Fed seeks to gradually “normalize” interest rates. Also after the June 2017 meeting, the Fed revealed its plan to begin shrinking its balance sheets by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The timing of this is less certain, however, as it depends on whether the economy performs in line with the Fed’s expectations.

Politics also dominated the headlines in this reporting period with two major electoral surprises: the U.K.’s vote to leave the European Union and Donald Trump’s win in the U.S. presidential race. Market volatility increased as markets digested the initial shocks,

6	NUVEEN

but generally recovered and, in the case of the “Trump rally,” U.S. equities experienced significant gains. Investors also closely watched elections across Europe. To the markets’ relief, more mainstream candidates were elected in the Dutch and French elections in the spring of 2017. However, Britain’s June 2017 snap election unexpectedly overturned the Conservative Party’s majority in Parliament, which increased uncertainties about the Brexit negotiation process. Additionally, in the U.S., legislative delays with health care reform made President Trump’s plans for tax cuts and other fiscal stimulus look less likely to happen this year.

What strategies were used to manage the Funds during the twelve-month reporting period and how did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used previously, although implementation of those strategies depended on the individual characteristics of the portfolios, as well as market conditions. The Funds’ management teams use a highly collaborative, research-driven approach that we believe offers the best opportunity to achieve consistent, superior long-term performance on a risk-adjusted basis across the full range of market environments. During the reporting period, the Funds were generally positioned for an environment of continued moderate economic growth. Nonetheless, during the reporting period we made smaller scaled shifts on an ongoing basis that were geared toward improving each Fund’s profile in response to changing conditions and valuations. These strategic moves are discussed in more detail within each Fund’s section of this report.

Nuveen Core Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Core Bond Funds Classification Average for the twelve-month reporting period.

Treasury rates rose sharply across the yield curve, particularly in the first half of the reporting period, as investors braced for strong fiscal stimulus and factored in a higher risk of inflation following the U.S. election, while remaining concerned about the possibility of reduced accommodation by global central banks. However, in the final months of the reporting period, three consecutive months of weaker-than-expected inflation readings were the catalyst for yields to move lower at the long end of the Treasury yield curve. Ten-year Treasury rates rose by more than 115 basis points through mid-March 2017, before falling approximately 30 basis points to end the reporting period about 85 basis points higher.

Around the rest of the world, global rates remained at exceptionally low levels due to accommodative central banks, resulting in strong demand from overseas investors for U.S. securities with incremental income. That technical underpinning, combined with the improved economic outlook, strong fundamentals and low market volatility, led investment grade corporate bonds to outperform during the reporting period. The segment generated strong excess returns over Treasuries and outperformed all other investment grade sectors despite heavy supply as issuers took advantage of favorable financing conditions and possible shifts in tax policy.

In the securitized sectors, agency mortgage-backed securities (MBS) performed well earlier in the reporting period due to continued bank and foreign purchases of the securities, the range-bound rate environment and lower levels of volatility. However, the sharp rise in interest rates and volatility, as well as relatively large net supply midway through the reporting period, proved to be a difficult environment for these securities. These factors, combined with increased rhetoric and the Fed’s eventual June 2017 announcement regarding plans to end its MBS reinvestments, weighed on agency MBS performance later in the reporting period. Over the full reporting period, agency MBS posted slight excess returns versus duration-matched Treasuries. Despite elevated levels of issuance in the first half of the reporting period, the commercial mortgage-backed securities (CMBS) sector finished the reporting period with a positive excess return over Treasuries. The segment benefited from the risk-on environment, steady demand, investors’ favorable reaction to the new risk retention rules and the associated lower CMBS issuance. However, toward the end of the reporting period, negative headlines surrounding retail loans in the CMBS segment mitigated most of the positive performance, especially for lower rated securities. Consumer related asset-backed securities (ABS) outpaced both the MBS and CMBS sectors, as well as duration-matched Treasuries. Demand for short-duration, high quality yield overshadowed ongoing headlines warning of weaker consumers and auto lending risks.

Sharply rising interest rates were a headwind for the Fund’s performance relative to its benchmark and peers in the first half of the reporting period. More specifically, we had the Fund positioned to benefit from a flatter Treasury yield curve at the time of the

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Portfolio Managers’ Comments (continued)

November 2016 election. We did this by overweighting securities in the 10-year and 30-year portions of the yield curve, while underweighting securities with maturities of five years and under. However, the election’s surprising results sparked a sharp increase in rates and a dramatic steepening of the curve, with intermediate and long-term rates rising more than short-term rates. Although we shifted the Fund to a bias for a steeper yield curve as we neared the end of 2016, we did not make the move quickly enough. As a result, our yield curve positioning in the first half of the reporting period detracted the most from the Fund’s results. We also maintained a strategically short duration, or interest rate sensitivity, versus the benchmark during much of the reporting period, while tactically trading rates throughout. In aggregate, these duration moves detracted modestly from the Fund’s performance.

Conversely, our sector positioning had a positive impact on the Fund’s relative returns versus the benchmark. Given our longer-term outlook for moderate economic growth and a stable economy, we maintained the Fund’s approximately 10% overweight versus the benchmark in investment grade credit for much of the reporting period, which boosted results. Toward the end of the reporting period, we increased this overweight even further. Within corporates, our overweight to BBB rated credit was particularly beneficial due to the segment’s excess returns versus higher rated segments of the investment grade market. Also, our overweight positions in financials and industrials within investment grade credit generated excess returns.

In aggregate, our exposures in securitized sectors had little impact on the Fund’s results. On the positive side, the Fund’s performance benefited from our overweight exposure to high quality, short maturity ABS, which we increased slightly as the reporting period progressed. These securities benefited from strong demand for yield at the front end of the yield curve and the sector outperformed despite a relatively heavy new issuance calendar. The Fund’s overweight exposure to the CMBS sector was also modestly beneficial, especially our bias toward securities rated below AAA because these securities outperformed. On the other hand, the Fund’s underweight to agency MBS in the first half of the reporting period was a slight drag on performance because the sector produced excess returns. Also, within the MBS segment, the Fund’s overweight to 30-year MBS detracted because longer maturity MBS underperformed the rest of the segment toward the end of 2016.

We maintained essentially the same overarching investment themes during the reporting period. We maintained a portfolio duration that is modestly shorter than the benchmark and an underweight to the front end of the Treasury yield curve. As of the end of the reporting period, we had the Fund positioned to benefit from a flatter yield curve with a modest overweight in intermediate to longer maturity securities. This positioning was in response to weaker inflation numbers and the lack of any meaningful progress on various initiatives in Washington.

We also maintained the Fund’s focus on generating above market income by investing primarily in securities from the investment grade corporate and securitized sectors, with an emphasis on individual security selection. We believe the macro-economic backdrop remains constructive for these spread sectors because credit fundamentals are steady and investors’ continued quest for yield should keep spreads firm. However, valuations in the corporate market have meaningfully richened. While we don’t see a catalyst for significant spread widening in the near term, valuations at these levels warrant a strong focus on bottom-up fundamental research. We have maintained the Fund’s overweight position in investment grade credit with a bias toward securities in the financial and industrial sectors. Within investment grade, we are also maintaining an overweight in BBB rated credit versus the benchmark. In the MBS sector, we are positioned with a modest underweight to the sector because we expect to see some weakness after the Fed’s schedule to begin unwinding its balance sheet becomes more concrete. We are also maintaining overweight exposure in short maturity ABS versus the benchmark. We believe the short end of the ABS curve still offers value to investors versus positions in short maturity Treasuries. We continue to overweight the CMBS sector in the Fund’s portfolio.

In addition, we continued to use various derivative instruments in the Fund during the reporting period. We used U.S. Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure. The effect of these activities during the reporting period was negative.

Nuveen Core Plus Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Core Plus Bond Funds Classification Average for the twelve-month reporting period.

Treasury rates rose sharply across the yield curve, particularly in the first half of the reporting period, as investors braced for strong fiscal stimulus and factored in a higher risk of inflation following the U.S. election, while remaining concerned about the possibility of

8	NUVEEN

reduced accommodation by global central banks. However, in the final months of the reporting period, three consecutive months of weaker-than-expected inflation readings were the catalyst for yields to move lower at the long end of the Treasury yield curve. Ten-year Treasury rates rose by more than 115 basis points through mid-March, before falling approximately 30 basis points to end the reporting period about 85 basis points higher.

Around the rest of the world, global rates remained at exceptionally low levels due to accommodative central banks, resulting in strong demand from overseas investors for U.S. securities with incremental income. That technical underpinning, combined with the improved economic outlook, strong fundamentals and low market volatility, led high yield and investment grade corporate bonds to outperform during the reporting period, despite record issuance. High yield bonds enjoyed very strong performance helped along by continued accommodative Fed policy, which in turn drove more inflows into the market. The high yield market did reprice noticeably in March after a record-setting eight-day streak of outflows from exchange-traded funds (ETFs), and in June, the energy segment of the market saw spreads widen due to oil price pressures. However, toward the end of the reporting period, high yield spreads versus Treasuries had tightened to levels not seen since mid-2014. Investment grade corporate bonds generated strong excess returns over Treasuries and outperformed all other investment grade sectors despite heavy supply as issuers took advantage of favorable financing conditions and possible shifts in tax policy. International credit also performed well with European and U.K. credit rallying early in the reporting period as Brexit uncertainty faded and later in the reporting period due to the positive French election outcome and continued Eurozone economic strength.

In the securitized sectors, agency MBS performed well earlier in the reporting period due to continued bank and foreign purchases of the securities, the range-bound rate environment and lower levels of volatility. However, the sharp rise in interest rates and volatility, as well as relatively large net supply midway through the reporting period, proved to be a difficult environment for these securities. These factors, combined with increased rhetoric and the Fed’s eventual June 2017 announcement regarding plans to end its MBS reinvestments, weighed on agency MBS performance later in the reporting period. Over the full reporting period, agency MBS posted excess returns versus duration-matched Treasuries. Despite elevated levels of issuance in the first half of the reporting period, the commercial mortgage-backed securities (CMBS) sector finished the reporting period with a positive excess return over Treasuries. The segment benefited from the risk-on environment, steady demand, investors’ favorable reaction to the new risk retention rules and the associated lower CMBS issuance. However, toward the end of the reporting period, negative headlines surrounding retail loans in the CMBS segment mitigated most of the positive performance, especially for lower rated securities. Consumer related asset-backed securities (ABS) outpaced both the MBS and CMBS sectors, as well as duration-matched Treasuries. Demand for short-duration, high quality yield overshadowed ongoing headlines warning of weaker consumers and auto lending risks.

Emerging market (EM) bonds posted solid returns, supported by a larger scale global growth recovery, firming risk sentiment, easy financial conditions and strong inflows into EM assets in search of yield. Business sentiment and manufacturing trade improved as developed market activity supported EM economies through trade. Later in the reporting period, investors maintained their appetite for risk despite tighter credit and regulatory conditions in China and lower commodity prices. EM currencies declined in the broad-based dollar rally in the first half of the reporting period, with U.S. trade and protectionist pressures hitting the Mexican peso and ongoing domestic pressures hindering the Turkish lira. However, in the second half of the reporting period, the U.S. dollar reversed its post-election gains and most EM currencies benefited, especially Eastern European EM currencies. Russia and Colombia underperformed into the end of the reporting period following oil price declines.

Global rates remained low for much of the first half of the reporting period, until sprinting higher on the heels of the U.S. election. Throughout the reporting period, global yields remained sensitive to shifting growth conditions and changing fiscal and monetary policy expectations. Early in the reporting period, low inflation, continued stimulus from major central banks, and the surprise Brexit vote all exerted downward pressure on global yields. Then, the U.S. election drove a sudden shift toward increased expectations for fiscal stimulus and business spending, which combined with better economic data in developed and emerging markets to push rates up by approximately 80 basis points. The prospect for additional Fed rate hikes and an eventual reduction in extraordinary monetary stimulus globally also added to rate pressures as more central banks moderated their dovish outlooks. European rates were influenced during the reporting period by uncertainty surrounding April’s French election and questions regarding the future path of quantitative easing by the European Central Bank.

During the reporting period, non-U.S. markets outperformed Treasuries as global spreads moved in their favor, with the spread between Treasuries and German Bunds reaching a new historical wide, until late in the reporting period when broadening global

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Portfolio Managers’ Comments (continued)

growth led several key central banks to question the need for continued aggressive stimulus. The U.S. dollar strengthened by 3-6% versus most major currencies in the first half of the reporting period due to higher growth, the policy outlook and interest rate differentials. However, in the second half of the reporting period, the dollar fell broadly versus most currencies except for the Japanese yen after U.S. fiscal policy optimism faded, trade fears receded and other central bankers shifted tone. In the final months of the reporting period, the euro rose more than 7% versus the dollar. Over the entire reporting period, the South African rand and European currencies were among the top performers, while the Turkish lira and Japanese yen lagged.

Broadly speaking, the Fund’s outperformance versus its benchmarks was driven by the continued improvement in global economic conditions and a strong improvement in market risk sentiment, accompanied by flows into bonds. More specifically, the Fund benefited from the demand for and continued outperformance of corporate credit sectors, through both the tightening of credit spreads and the Fund’s yield advantage versus the benchmark. Investment grade was the largest contributor to the Fund’s outperformance during the reporting period. A significant overweight to the sector relative to the benchmark, including an overweight to BBB rated securities, was the largest contributor to return. The BBB segment topped investment grade returns as quality spreads contracted amid ongoing improvement in the outlook for credit fundamentals, optimism about the strengthening economy and investors’ unrelenting demand for yield. Issue selection within the investment grade corporate sector was also a meaningful contributor to return. Exposure to cyclical credits and a significant overweight to the financial sector, including bank preferred securities, were advantageous.

High yield corporates were also a source of relative outperformance, both through an overweight to the sector and from issue selection. During the first part of the reporting period, the Fund was positioned near the top end of its high yield allocation range and benefited from tightening credit spreads and the sector’s higher income. Our credit selection within high yield also added to returns, particularly our overweight to more cyclical industries such as paper and chemicals, as well as our exposure to EM credit. As the reporting period progressed, we reduced the Fund’s high yield weighting and hedged part of the exposure; however, performance continued to benefit from our issue selection and positioning in the sector.

Our relatively small sovereign bond and currency positioning had a minimal net impact on the Fund’s performance. Overall interest rate positioning detracted modestly. Small gains from our defensive duration stance were more than offset by shifts in the yield curve since bonds with 10-year maturities underperformed in late 2016.

Our strategy during the reporting period remained biased toward earning income from credit sectors against the backdrop of supportive economics and financial conditions. We continued to overweight corporates with a focus on bottom-up, issue-specific credit selection and careful attention to risk management following the tightening of valuations throughout the reporting period. Due to the strong performance and substantial spread tightening in high yield credit, we significantly reduced exposure to this segment, including taking gains on targeted cyclical credits that had performed well and met targets. We also hedged a portion of our remaining high yield exposure, which allowed the portfolio to potentially benefit from credit selection and earn incremental yield, while seeking to dampen the impact of overall moves in high yield. We largely redeployed the sale proceeds into ABS, CMBS and higher quality investment grade corporates. We also used market opportunities to add to bank preferred securities; the Fund’s portfolio remained significantly overweight in financials. The portfolio was positioned with an overweight in BBB rated companies, but we also reduced this exposure as the reporting period progressed due to the strong outperformance of lower rated investment grade credits. Although we remained constructive on investment grade and high yield corporates as the reporting period ended, we took the opportunity after recent strength to reduce the overall risk profile of the Fund due to narrower risk premiums providing less compensation for ongoing policy and geopolitical risks.

Away from these sectors, we continued to find opportunities in securitized sectors such as ABS and CMBS, as well as in select foreign markets. Non-U.S. positions remained relatively low and tactical in nature during the reporting period, owing to shifting fundamentals and episodic market volatility. Other portfolio activity focused on individual credit selection and relative value opportunities. We continued to hold a large underweight in Treasuries, given our constructive economic view and the relatively unattractive duration and yield profile of the sector.

Interest rate positioning was marginally defensive for most of the reporting period, with adjustments based on valuations and risk management. At the end of the reporting period, the Fund’s duration remained moderately shorter than the benchmark index, given our bias for higher yields this year. Although the potential for volatility continues, particularly associated with central bank balance

10	NUVEEN

sheet and policy transition, we expect the current rate cycle to be drawn out and the upside move in rates to be contained by macro factors. As a result, we do not believe that an aggressive positioning in interest rates is a beneficial strategy from a risk/reward perspective. Our strategic focus on diversified income and managing credit risk will be the important value drivers.

During the reporting period, we also continued to use various derivative instruments. We used Treasury note and bond futures as part of an overall construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a positive impact on performance during the reporting period. We also used interest rate swaps to manage portfolio duration and overall portfolio yield curve exposure. These positions had a negligible impact on performance and these positions were terminated prior to the end of the reporting period.

We used forward foreign currency exchange contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s bond portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negative impact on performance during the reporting period.

The Fund also entered into credit default swaps to hedge credit risk. The effect of these activities on performance was negligible during the reporting period.

The Fund purchased currency put options which were used as part of an overall portfolio construction strategy to manage foreign currency exposure. These put options had a negligible impact on performance during the reporting period.

The Fund also purchased a small amount of currency call options as part of its overwrite strategy and purchased a small amount of call options on futures during the period. The call options had a negligible impact on performance during the reporting period.

Nuveen High Income Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Barclays High Yield 2% Issuer Capped Index and the Lipper High Yield Funds Classification Average for the twelve-month reporting period.

Treasury rates rose sharply across the yield curve, particularly in the first half of the reporting period, as investors braced for strong fiscal stimulus and factored in a higher risk of inflation following the U.S. election, while remaining concerned about the possibility of reduced accommodation by global central banks. However, in the final months of the reporting period, three consecutive months of weaker-than-expected inflation readings were the catalyst for yields to move lower at the long end of the Treasury yield curve. Ten-year Treasury rates rose by more than 115 basis points through mid-March, before falling approximately 30 basis points to end the reporting period about 85 basis points higher.

Around the world, global rates remained at exceptionally low levels due to accommodative central banks, resulting in strong demand from overseas investors for U.S. securities with incremental income. That technical underpinning, combined with a pickup in economic activity around the world, solid corporate earnings, strong fundamentals and low market volatility, led high yield corporate bonds to significantly outperform all other fixed income asset classes over the reporting period, despite record M&A-driven issuance at the end of 2016 and the first few months of 2017. High yield bonds were also helped along by continued accommodative Fed policy, which in turn drove more inflows into the market over much of the reporting period. Also, year-over-year revenue growth for high yield companies improved for five consecutive quarters. In March 2017, the high yield market did reprice noticeably after a record-setting eight-day streak of outflows from exchange-traded funds (ETFs), and in June, the energy segment of the market saw spreads widen due to oil price pressures. However, toward the end of the reporting period, high yield spreads versus Treasuries had tightened to levels not seen since mid-2014. As the reporting period ended, inflows into the market subsided as investors grew concerned about policy risk surrounding the Trump administration, geopolitical tensions, the decline in oil, lofty valuations and heightened risks heading into September with European Central Bank and Fed meetings.

Oil prices fell in the second half of the reporting period to below $43 per barrel by late June 2017, due to rising crude inventories in the United States. While the fall in oil and its relation to the health of the high yield market has become topical once again, we don’t believe it is yet a cause for credit loss concerns among energy producers, or for the broader high yield market. However, we acknowledge that the situation surrounding oil prices is still fluid, and the market is closer to a point (sub-$40 per barrel oil) where

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Portfolio Managers’ Comments (continued)

this narrative could begin to change. Changes in the credit market’s structure have materially impacted the future sensitivity of corporate credit markets to oil prices. Easy access to debt and equity capital markets has allowed most energy firms to shore up their near-term liquidity and extend maturity profiles. As a result, the number of those credits rated B and below on negative outlook and most at risk of default has declined by 35-40%. To that point, some of the weakest credits from two years ago have undergone restructuring or defaulted and are no longer in high yield indices. However, energy does remain a large concentration in U.S. high yield indices, directly accounting for $178 billion in debt (13%), down from 15-20% at peak levels.

Over the reporting period, lower quality bonds significantly outperformed higher quality bonds as investors added risk to their portfolios due to the strong high yield market conditions. We witnessed a fair amount of spread compression between CCC rated securities and their higher quality single B and BB counterparts as the credit cycle was extended and friendly central bank policy and other factors helped to dampen corporate default rates. By June 2017, Moody’s global speculative grade default rate had fallen to 3.2%, down from its August 2016 high of 4.8% for this cycle. The uptick in global default rates due to the spike in defaults among energy and commodity companies over the past two years has run its course. Higher risk, CCC rated bonds gained 20.77% during the reporting period, compared to a return of 9.83% for BB rated bonds. Although in the final months of the reporting period, investors did favor the higher quality BB rated segment of high yield due to oil-driven risk aversion and renewed interest in Treasuries.

The leading sectors within high yield continued to be basic materials and energy for the reporting period. Within those sectors, the top performing industries were refining, metals and mining, chemicals and oilfield services, which benefited along with other cyclical sectors from a snap back after the oil price collapse in 2014 and 2015. Chemicals were strong because of developing tailwinds from what appeared to be the bottoming of certain commodity prices, while many companies within the index were also in deleveraging mode. The less cyclical telecommunications area of the market also showed strong results. Laggards during the reporting period included the secularly challenged retail sector and more defensive areas of the market such as supermarkets.

The Fund’s outperformance during the reporting period was mainly driven by the better environment for risk appetites that led to a substantial improvement in market liquidity and the outperformance of lower quality credit. We had positioned the Fund with an overweight in CCC rated debt, which was a significant driver of its favorable results. The increase in risk appetites also buoyed the previously lagging growth-sensitive areas of the market, specifically basic materials and energy. We saw particular strength among many distressed coal, energy and various other commodity-related bonds. The risk-on environment also led to strength in some of the Fund’s smaller-cap and small-issue size credits that had previously suffered simply because of illiquid market conditions.

In terms of sector allocations, the Fund benefited from overweight positions in chemicals, metals and mining, oilfield services, paper and financials. Underweights to retailers and consumer non-cyclical also proved helpful. While the Fund maintained close to a market weight in energy, it benefited from a down-in-quality bias within the exploration and production (E&P) sector because the stabilization in energy prices worked to lift many of the marginal producers. Similarly, within the mining sector, an uptick in natural gas prices helped to improve the relative attractiveness of coal, and by extension the performance of coal credits, which had been severely oversold on the heels of multiple industry bankruptcies. Therefore, the Fund’s overweight to coal within metals and mining was a net benefactor to performance. The Fund’s overweights to chemicals and paper were helpful since both sectors are cyclically exposed and had suffered disproportionately during 2015 and the beginning of 2016 when global growth scares were pervasive. Modest detractors to performance included underweights to health care, technology, cable/satellite and wireless communications.

The Fund also had modest exposure to Brazilian corporates, which were negatively affected by the country’s latest political scandal later in the reporting period. We accepted modest losses in a large agribusiness company that was at the forefront of the latest bribery scandal, while maintaining the Fund’s exposure to Petrobras, the large quasi-sovereign oil company that has proven rather resilient.

Elsewhere, the Fund’s holdings in European credit, particularly in the financial sector, performed well. European banks were increasingly in a much better situation with excess capital positions, while earnings were generally solid with few negative surprises. Regulators have mandated higher capital ratios, and an improving economy has benefited asset quality. Yields continue to look compelling when compared to large parts of the European high yield market, creating a large technical bid to the market.

As we neared the end of the reporting period, we reduced the Fund’s overweight to CCC rated debt, ending the reporting period with a modest overweight relative to the benchmark. We still believe that credit risk can continue to do well, but following the strong

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performance of lower rated credit over the past two years, valuations are simply not as compelling as they had been for the lower tiers of corporate credit. With valuations near their tightest levels, it is important to assess the risks that potentially lie ahead. As central banks move to becoming less accommodative, monetary policy uncertainty will remain at the forefront of investor concerns. Continued oil and commodity volatility also remains a concern, even though we believe the sensitivity of credit spreads to oil prices should be lower than the in the recent past. Despite these issues, we continue to find attractive sources of yield in the CCC space on a selected basis. Also, we want to keep a modest overweight in CCCs because we believe lower quality securities will likely outperform higher quality paper if the interest rate threat facing the market over the next three to six months come to fruition.

Within energy, we maintained close to a neutral weighting versus that of the benchmark, but with a small emphasis toward higher beta within the energy E&P industry and a small overweight to oilfield services. Both of those sectors underperformed the market with the retreat of oil prices from the low $50s to the low $40s in the second half of the reporting period. Spreads within the energy E&P sector widened out by 75-100 basis points in the final two months of the reporting period and are at one-year highs, arguably offering value within a market that has seen spreads on broader BB rated securities reach historically tight levels. As noted above, we believe the changes in composition to the sector have reduced high yield’s sensitivity to oil, and that a decrease in production costs and a stronger cohort of surviving companies are all reasons not to abandon the sector. While we plan to take a cautious approach to energy investments given the uncertain path of oil prices and the inherent volatility, we do believe there are attractive opportunities to add portfolio yield. While fundamentally attractive, we continue to underweight health care, cable/satellite communications and technology based on valuation considerations, although we do find select opportunities in those sectors. In the case of health care, there are still many unknowns regarding the administration’s repeal and replace legislation.

We maintained the Fund’s emerging market (EM) exposure at slightly less than 5%. We are seeing pervasive evidence of a broad-based improvement in the industrial economy, not just in the U.S., but also in several emerging markets like China and Brazil. The medium-term drivers for these markets remain constructive because we believe the worst of the fundamental downturn has passed. The Fund owned modest weightings in preferred securities, split between $25-par preferred securities and hybrid capital European bank preferred securities, and contingent capital securities (CoCos). We also maintained small weights in various closed-end funds that invest in leveraged loans, high yield bonds and EM debt, as well as a small allocation to equities.

The Fund’s average duration (interest rate sensitivity) was 3.73 years at the end of the reporting period, essentially the same as the benchmark’s duration. Despite the spread narrowing in lower quality market segments, we continue to believe that high yield offers more protection from interest rate moves than other fixed income asset classes. The asset class has naturally low duration, while its incremental yield helps mitigate price movements in a rising rate environment.

During the reporting period, we also continued to use various derivative instruments. We used U.S. Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. The effect of these activities during the period was negative.

We used foreign currency exchange contracts to manage the Fund’s foreign currency exposures. During the reporting period, these instruments were used primarily for hedging purposes to reduce unwanted currency exposure from the Fund’s bond portfolio. These positions had a positive impact on performance during the reporting period.

The Fund also entered into credit default swaps to take on credit risk and earn a commensurate credit spread. The effect of these activities on performance was negligible and these positions were terminated prior to the end of the reporting period.

Nuveen Inflation Protected Securities Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Barclays U.S. TIPS Index and the Lipper Inflation-Protected Bond Funds Classification Average for the twelve-month reporting period.

Treasury rates rose sharply across the yield curve during the reporting period as investors braced for strong fiscal stimulus and factored in a higher risk of inflation following the U.S. election, while remaining concerned about the possibility of reduced accommodation by global central banks. In the Treasury inflation-protected securities (TIPS) market, the asset class saw strong inflows

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Portfolio Managers’ Comments (continued)

during the first half of the reporting period, reflecting increased investor interest in inflation protection after implied inflation expectations reached 2% by the end of 2016. Inflows continued in the second half of the reporting period, but at a slower pace. Strong seasonal Consumer Price Index (CPI) prints at the beginning of 2017 and investor optimism about reflationary fiscal policies by the new Trump administration faded as the reporting period progressed. In the final months of the reporting period, three consecutive months of weaker-than-expected CPI prints were the catalyst for yields to move lower at the long end of the nominal Treasury curve and caused breakeven rates to narrow. (The breakeven rate measures the difference between the yields of nominal Treasuries versus TIPS with the same maturity.)

TIPS yields were higher, and therefore prices were lower, across the board during the reporting period. However, yields for shorter maturity TIPS rose much more than longer maturities because the falling price of oil caused shorter securities to struggle. The yield on five-year TIPS moved out of deeply negative territory at the beginning of the reporting period, jumping 63 basis points to end the reporting period at 0.22%. (Because the yield on a TIPS bond is equal to the corresponding Treasury bond yield minus the expected rate of inflation, it falls into negative territory if the inflation rate is higher than the current Treasury yield.) Meanwhile, the 10-year TIPS yield increased 53 basis points to end the reporting period at 0.57%, while 30-year TIPS yields rose 31 basis points to end at 0.99%. As a result, the TIPS yield curve flattened over the reporting period since short rates rose significantly more than longer rates. Meanwhile, the TIPS breakeven rate rose sharply at the end of 2016, indicating investor expectations of increased inflation risk, before reversing somewhat during the second quarter of 2017, but still ending the reporting period higher. The TIPS sector ended the reporting period in negative territory with a return of -0.63% for the Bloomberg Barclays U.S. TIPS Index, but still outperformed nominal Treasury securities.

Around the world, global rates remained at exceptionally low levels due to accommodative central banks, resulting in strong demand from overseas investors for U.S. securities with incremental income. That technical underpinning, combined with the improved economic outlook, strong fundamentals and low market volatility, led high yield and investment grade corporate bonds to outperform during the reporting period, despite record issuance. High yield bonds enjoyed very strong performance helped along by continued accommodative Fed policy, which in turn drove more inflows into the market. The high yield market did reprice noticeably in March after a record-setting eight-day streak of outflows from exchange-traded funds (ETFs), and in June, the energy segment of the market saw spreads widen due to oil price pressures. However, toward the end of the reporting period, high yield spreads versus Treasuries had tightened to levels not seen since mid-2014. Investment grade corporate bonds generated strong excess returns over Treasuries and outperformed all other investment grade sectors despite heavy supply as issuers took advantage of favorable financing conditions and possible shifts in tax policy.

In the securitized sectors, agency mortgage-backed securities (MBS) performed well earlier in the reporting period due to continued bank and foreign purchases of the securities, the range-bound rate environment and lower levels of volatility. However, the sharp rise in interest rates and volatility, as well as relatively large net supply midway through the reporting period, proved to be a difficult environment for these securities. These factors, combined with increased rhetoric and the Fed’s eventual June 2017 announcement regarding plans to end its MBS reinvestments, weighed on agency MBS performance later in the reporting period. Over the full reporting period, agency MBS posted slightly positive excess returns versus duration-matched Treasuries. Despite elevated levels of issuance in the first half of the reporting period, the commercial mortgage-backed securities (CMBS) sector finished the reporting period with a positive excess return over Treasuries. The segment benefited from the risk-on environment, steady demand, investors’ favorable reaction to the new risk retention rules and the associated lower CMBS issuance. However, toward the end of the reporting period, negative headlines surrounding retail loans in the CMBS segment mitigated most of the positive performance, especially for lower rated securities. Consumer related asset-backed securities (ABS) outpaced duration-matched Treasuries as well. Demand for short-duration, high quality yield overshadowed ongoing headlines warning of weaker consumers and auto lending risks.

The Fund held an overweight in nominal Treasuries versus the benchmark, which is comprised of 100% TIPS, to take advantage of changing inflation expectations along the TIPS yield curve. Although we shifted the Fund’s TIPS exposure from a low of approximately 81% of the Fund’s assets to about 88% of the portfolio by year-end 2016, our position still represented an underweight versus the index’s TIPS exposure with a bias to remain overweight to spread sectors. This positioning was a detractor through year-end 2016 as breakeven rates performed well following the November 2016 election.

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Volatile real rates, especially at the end of 2016, were also a headwind for the Fund’s performance relative to its benchmark. Our yield curve positioning was a drag on results with most of the negative impact occurring in the first two months of the reporting period. The Fund was positioned with an underweight to securities at the long end of the yield curve, which flattened through August 2016 before reversing in September 2016.

On the positive side, the Fund’s approximately 10-12% weight among spread sectors, including ABS, CMBS, high yield credit and investment grade credit, benefited performance. As noted above, spread sectors, especially high yield corporates, produced strong excess returns during the reporting period. In addition, we positioned the Fund with a duration that was modestly shorter than the benchmark throughout the reporting period, which provided a modest boost to performance.

Toward the end of the reporting period, we slightly lowered the Fund’s TIPS exposure and invested the proceeds into nominal Treasuries. Despite attractive breakeven levels and a positive technical backdrop, soft inflation projections are weighing on the TIPS asset class. This increased the Fund’s weight in nominal Treasuries and agency debentures to approximately 3% of its portfolio. We also continued to favor modest exposure to several out-of-index spread sectors, including ABS, CMBS, high yield corporate bonds and investment grade corporate bonds, which represented a little more than 10% of the portfolio. We believe the macro-economic backdrop remains constructive for these spread sectors because credit fundamentals are steady and investors’ continued quest for yield should keep spreads firm. However, valuations in the corporate market have meaningfully richened. While we don’t see a catalyst for significant spread widening in the near term, valuations at these levels warrant a strong focus on bottom-up fundamental research. As noted, the Fund’s duration was kept modestly shorter than the benchmark, given our bias for rates to move slowly higher through the rest of the 2017.

We also used U.S. Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a negative impact on performance during the reporting period.

Nuveen Intermediate Government Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the Bloomberg Barclays Intermediate Government Bond Index and the Lipper Intermediate U.S. Government Funds Classification Average for the twelve-month reporting period.

Treasury rates rose fairly dramatically across the yield curve, particularly in the first half of the reporting period, as investors braced for strong fiscal stimulus and factored in a higher risk of inflation following the U.S. election, while remaining concerned about the possibility of reduced accommodation by global central banks. At the front end of the Treasury yield curve, rates reflected Fed tightening with yields rising throughout the reporting period for maturities of three years and under. For example, the one-year Treasury yield was up approximately 80 basis points during the reporting period. In the more intermediate range of the Treasury yield curve, rates for five-year Treasuries increased by approximately 90 basis points. Meanwhile, rates for longer-term Treasuries rose significantly through mid-March 2016; however, in the final months, three consecutive inflation readings that were weaker than expected contributed to lower yields at the long end of the Treasury yield curve. Rates for 10-year Treasuries rose by more than 115 basis points, before falling approximately 30 basis points to end the reporting period about 85 basis points higher. Around the rest of the world, global rates remained at exceptionally low levels due to accommodative central banks, resulting in strong demand from overseas investors for U.S. securities with incremental income.

In the securitized sectors, mortgage-backed securities (MBS) issued by government agencies such as Fannie Mae (FNMA), Ginnie Mae (GNMA) and Freddie Mac (FHLMC) performed well earlier in the reporting period due to continued bank and foreign purchases of the securities, the range-bound rate environment and lower levels of volatility. However, the sharp rise in interest rates and volatility, as well as relatively large net supply midway through the reporting period, proved to be a difficult environment for these securities. These factors, combined with increased rhetoric and the Fed’s eventual June announcement regarding plans to end its MBS reinvestments, weighed on agency MBS performance later in the reporting period. The GNMA segment underperformed because lower all-in yields kept those buyers on the sidelines, while conventional FNMA and FHLMC MBS outperformed. The agency MBS sector as a whole posted slight excess returns versus duration-matched Treasuries. Despite high levels of issuance in late 2016, the commercial mortgage-backed securities (CMBS) sector performed well in the risk-on environment following the election. The segment benefited from the recovery in the broader markets, strong demand for high quality, non-government securities and the lower level of CMBS issuance in the second half of the reporting period. However, toward the end of the reporting period, negative headlines surrounding retail loans in the CMBS segment mitigated most of the positive performance, especially for lower rated securities.

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Portfolio Managers’ Comments (continued)

Overall, CMBS finished the reporting period with positive excess returns over Treasuries. Consumer related asset-backed securities (ABS) outpaced duration-matched Treasuries on the back of strong consumer health and low volatility. Demand for short-duration, high quality yield overshadowed headlines warning of weaker consumers and auto lending risks as the reporting period progressed.

Sharply rising interest rates were a headwind for the Fund’s performance relative to its benchmark and peers during the reporting period. More specifically, we had the Fund positioned to benefit from a flatter Treasury yield curve at the time of the election. We did this by overweighting securities in the 10-year portion of the yield curve, while underweighting securities with maturities of five years and under. However, the election’s surprising results sparked a sharp increase in rates and a dramatic steepening of the curve, with intermediate and long-term rates rising more than short-term rates. Although we shifted to a bias for a steeper yield curve and reduced the Fund’s exposure to 10-year securities as we neared the end of 2016, the move was made after the rapid repricing of the curve post-election. As a result, our yield curve positioning detracted from the Fund’s results, mostly in the first half of the reporting period. In the second half of the reporting period, however, the Treasury yield curve was meaningfully flatter after the two Fed rate hikes pushed short rates higher, while longer term rates fell due to lower inflation readings. During the final months of the reporting period, our yield curve positioning proved beneficial, but it was not enough to offset the earlier shortfall. We also tactically traded the Fund’s duration, or interest rate sensitivity, throughout the reporting period. In aggregate, these duration moves slightly detracted from the Fund’s performance.

On the positive side, the Fund benefited from its sector weights, including overweight positions in securitized sectors of the market and a corresponding underweight to U.S. Treasuries. More specifically, the Fund benefited from overweights to ABS and CMBS. Demand remained strong for high quality, liquid paper and spreads tightened versus Treasuries for both ABS and CMBS throughout reporting period, but particularly after the election. However, the Fund experienced a slight drag on performance from a heavier overweight to longer maturity MBS, which underperformed during the interest rate volatility in late 2016.

While inflation came in consistently below the Fed’s target later in the reporting period, policymakers described this as transitory in nature and continued to signal their intent to normalize monetary policy. In addition, the Fed indicated its intent to begin shrinking the balance sheet in the second half of 2017. With this expectation, we preferred to maintain a defensive duration strategy for the Fund. We targeted a portfolio duration, or interest rate sensitivity, that was shorter than the benchmark at approximately 3.65 years as the reporting period came to a close. We are maintaining the Fund’s overweight to the intermediate to 10-year part of the curve because we expect yields on the shortest securities will rise more quickly as the Fed continues to increase the fed funds rate. While we typically do not make major changes to the Fund’s overall sector weightings, we made some minor adjustments. Over the reporting period, we modestly reduced the Fund’s floating rate MBS positions because they had reached our spread targets and invested part of the proceeds in the ABS sector through bottom-up security selection. We also slightly increased the Fund’s agency debenture and municipal bond weights.

In addition, we used U.S. Treasury note and bond futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a negative impact on performance during the reporting period.

Nuveen Short Term Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the Bloomberg Barclays 1-3 Year Government/Credit Bond Index and underperformed the Lipper Short Investment Grade Debt Funds Classification Average for the twelve-month reporting period.

Treasury rates rose sharply across the yield curve, particularly in the first half of the reporting period, as investors braced for strong fiscal stimulus and factored in a higher risk of inflation following the U.S. election, while remaining concerned about the possibility of reduced accommodation by global central banks. At the front end of the Treasury yield curve, rates reflected Fed tightening with yields rising throughout the reporting period for maturities of three years and under. For Treasury securities in the two-to-five-year range, rates increased by between 80 and 90 basis points over the reporting period. Rates for longer-term Treasuries rose during the first half of the reporting period; however, in the final months of the reporting period, three consecutive months of weaker-than-expected inflation readings and tighter Fed policy were the catalyst for yields to move lower at the long end of the Treasury yield curve.

Around the rest of the world, global rates remained at exceptionally low levels due to accommodative central banks, resulting in strong demand from overseas investors for U.S. securities with incremental income. That technical underpinning, combined with the

16	NUVEEN

improved economic outlook, strong fundamentals and low market volatility, led shorter duration investment grade U.S. corporate bonds and, to an even greater degree, high yield U.S. corporates to perform well. Credit fundamentals remained stable as strong earnings growth helped to support corporate leverage levels. These segments generated substantial excess returns over Treasuries despite heavy issuance as issuers took advantage of favorable financing conditions and possible shifts in tax policy. By the end of the reporting period, credit spreads had tightened to levels not seen since mid-2014. Financials posted strong returns based on the potential for a more favorable regulatory environment under the new administration, while the energy and basic material sectors outperformed, mostly in the first half of the reporting period, on the back of higher commodity prices.

In the securitized sectors, consumer-related asset-backed securities (ABS) outpaced duration-matched Treasuries on the back of strong consumer health and low volatility. Demand for short-duration, high quality yield overshadowed headlines warning of weaker consumers and auto lending risks as the reporting period progressed. Despite elevated levels of issuance in late 2016, the commercial mortgage-backed securities (CMBS) sector performed well in the risk-on environment following the election. The segment benefited from a recovery in the broader markets, strong demand for high quality non-government securities and the lower level of CMBS issuance in the second half of the reporting period. Overall, CMBS finished the reporting period with positive excess returns over Treasuries. Short maturity residential MBS performed well supported by lower levels of volatility, continued strong fundamentals and investor demand. Mortgage delinquencies continued to decline and home price appreciation continued at a modest pace given historically low levels of supply and positive affordability metrics. As the reporting period progressed, residential MBS continued to benefit from strong fundamentals and low supply and posted excess returns versus duration-matched Treasuries.

The most substantial driver of the Fund’s outperformance relative to the benchmarks was its broad overweight to the corporate and securitized sectors and corresponding underweight to Treasuries. The Fund’s exposure to short duration high yield credit was a significant contributor to returns relative to the benchmark, given the spread tightening that took place in that segment. We maintained between 3%-6% of the Fund’s portfolio in bonds rated BB and single-B in the two-year to four-year portion of the yield curve during the reporting period. The Fund’s approximately 5-7% overweight in investment grade corporate bonds also added incremental return during the reporting period, particularly from our overweight to industrials and financials. We maintained a weighting of around 40% in investment grade corporates, with an emphasis on BBB rated paper. At the same time, we positioned approximately 40% of the Fund’s portfolio in securitized product, broadly diversified across the ABS, CMBS and residential MBS sectors. The Fund benefited from short duration ABS and CMBS because demand remained strong for high quality, liquid paper and spreads tightened versus Treasuries throughout the reporting period. Certain segments of the non-agency MBS sector also performed well.

In aggregate, the Fund also benefited modestly from our interest rate strategy. Throughout the reporting period, we positioned the Fund defensively to limit its sensitivity to rising rates with a duration between 0.30 and 0.50 years shorter than the benchmark, which produced a gain. Yields at the front end of the Treasury curve rose to their highest level since 2008 based on constructive domestic economic data and continued moves by the Fed to normalize monetary policy. On the other hand, our yield curve positioning didn’t have a noticeable impact on performance during the reporting period.

We believe short rates will continue to trend higher, with the market pricing in one more rate hike during 2017. While inflation came in consistently below the Fed’s target later in the reporting period, policymakers described this as transitory in nature and continued to signal their intent to normalize monetary policy. In addition, the Fed indicated its intent to begin shrinking the balance sheet in the second half of 2017. With this expectation, we maintained a defensive duration strategy for the Fund. As of the end of the reporting period, we were targeting a portfolio duration, or interest rate sensitivity, between 0.25-0.50 years shorter than the benchmark.

We also continued to focus our efforts on generating an attractive level of income by maintaining the Fund’s modest overweight to the non-government sectors of the bond market. The Fund’s portfolio was positioned with approximately a 5-7% overweight in the investment grade corporate sector during the reporting period. We reduced high yield exposure to around 3% of the portfolio and reinvested the proceeds into investment grade credit after the spread between the two areas narrowed to levels not seen since mid-2014. Within investment grade, we rotated up in quality from BBB rated to A rated companies toward the end of the reporting period, while also increasing the Fund’s overweight to financials due to the Fed’s expected tightening path.

We maintained the Fund’s weightings in the securitized sectors at approximately 40-45% of its portfolio. However, toward the end of the reporting period, we made a modest shift out of CMBS because of tight spreads and rotated into the ABS sector. Also, because

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Portfolio Managers’ Comments (continued)

commercial real estate is further along in the credit cycle, we will continue to closely monitor fundamentals in the CMBS sector. We will likely continue to target higher quality bonds, while adding more risk opportunistically. Fundamentals in the ABS segment are supportive because consumer balance sheets remain healthy. We expect returns in the ABS segment to be income driven due to tight spreads, but continue to expect low volatility because of the high quality nature of the sector. We maintained the Fund’s weight in residential MBS because we believe the sector offers attractive income and shorter duration. Low levels of inventory and rising borrower income continue to provide a tailwind to appreciation in home prices. The residential MBS sector remains an area that provides incremental income to the portfolio, but with a low correlation to broader markets. Across the securitized sectors, we are maintaining ample liquidity to take advantage of bottom-up, relative-value opportunities. We also kept 5% to 10% of the Fund’s assets invested in Treasury and agency securities as a liquidity and volatility buffer.

In addition, we used U.S. Treasury note futures as part of an overall portfolio construction strategy to manage the Fund’s duration and yield curve exposure. These derivative positions had a negative impact on performance during the reporting period.

Nuveen Strategic Income Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Bloomberg Barclays U.S. Aggregate Bond Index and the Lipper Multi-Sector Income Funds Classification Average for the twelve-month reporting period.

Treasury rates rose sharply across the yield curve, particularly in the first half of the reporting period, as investors braced for strong fiscal stimulus and factored in a higher risk of inflation following the U.S. election, while remaining concerned about the possibility of reduced accommodation by global central banks. However, in the final months of the reporting period, three consecutive months of weaker-than-expected inflation readings were the catalyst for yields to move lower at the long end of the Treasury yield curve. Ten-year Treasury rates rose by more than 115 basis points through mid-March, before falling approximately 30 basis points to end the reporting period about 85 basis points higher.

Around the rest of the world, global rates remained at exceptionally low levels due to accommodative central banks, resulting in strong demand from overseas investors for U.S. securities with incremental income. That technical underpinning, combined with the improved economic outlook, strong fundamentals and low market volatility, led high yield and investment grade corporate bonds to outperform during the reporting period, despite record issuance. High yield bonds enjoyed very strong performance helped along by continued accommodative Fed policy, which in turn drove more inflows into the market. The high yield market did reprice noticeably in March after a record-setting eight-day streak of outflows from exchange-traded funds (ETFs), and in June, the energy segment of the market saw spreads widen due to oil price pressures. However, toward the end of the reporting period, high yield spreads versus Treasuries had tightened to levels not seen since mid-2014. Investment grade corporate bonds generated strong excess returns over Treasuries and outperformed all other investment grade sectors despite heavy supply as issuers took advantage of favorable financing conditions and possible shifts in tax policy. International credit also performed well with European and U.K. credit rallying early in the reporting period as Brexit uncertainty faded and later in the reporting period due to the positive French election outcome and continued Eurozone economic strength.

In the securitized sectors, agency MBS performed well earlier in the reporting period due to continued bank and foreign purchases of the securities, the range-bound rate environment and lower levels of volatility. However, the sharp rise in interest rates and volatility, as well as relatively large net supply midway through the reporting period, proved to be a difficult environment for these securities. These factors, combined with increased rhetoric and the Fed’s eventual June 2017 announcement regarding plans to end its MBS reinvestments, weighed on agency MBS performance later in the reporting period. Over the reporting period, agency MBS posted excess returns versus duration-matched Treasuries. Despite elevated levels of issuance in the first half of the reporting period, the commercial mortgage-backed securities (CMBS) sector finished the reporting period with a positive excess return over Treasuries. The segment benefited from the risk-on environment, steady demand, investors’ favorable reaction to the new risk retention rules and the associated lower CMBS issuance. However, toward the end of the reporting period, negative headlines surrounding retail loans in the CMBS segment mitigated most of the positive performance, especially for lower-rated securities. Consumer related asset-backed securities (ABS) outpaced both the MBS and CMBS sectors, as well as duration-matched Treasuries. Demand for short-duration, high-quality yield overshadowed ongoing headlines warning of weaker consumers and auto lending risks.

Emerging market (EM) bonds posted solid returns, supported by a larger scale global growth recovery, firming risk sentiment, easy financial conditions and strong inflows into EM assets in search of yield. Business sentiment and manufacturing trade improved as

18	NUVEEN

developed market activity supported EM economies through trade. Later in the reporting period, investors maintained their appetite for risk despite tighter credit and regulatory conditions in China and lower commodity prices. EM currencies declined in the broad-based dollar rally in the first half of the reporting period, with U.S. trade and protectionist pressures hitting the Mexican peso and ongoing domestic pressures hindering the Turkish lira. However, in the second half of the reporting period, the U.S. dollar reversed its post-election gains and most EM currencies benefited, especially Eastern European EM currencies. Russia and Colombia underperformed into the end of the reporting period following oil price declines.

Global rates remained low for much of the first half of the reporting period, until sprinting higher on the heels of the U.S. election. Throughout the reporting period, global yields remained sensitive to shifting growth conditions and changing fiscal and monetary policy expectations. Early in the reporting period, low inflation, continued stimulus from major central banks, and the surprise Brexit vote all exerted downward pressure on global yields. Then, the U.S. election drove a sudden shift toward increased expectations for fiscal stimulus and business spending, which combined with better economic data in developed and emerging markets to push rates up by approximately 80 basis points. The prospect for additional Fed rate hikes and an eventual reduction in extraordinary monetary stimulus globally also added to rate pressures as more central banks moderated their dovish outlooks. European rates were influenced during the reporting period by uncertainty surrounding April’s French election and questions regarding the future path of quantitative easing by the European Central Bank.

During the reporting period, non-U.S. markets outperformed Treasuries as global spreads moved in their favor, with the spread between Treasuries and German Bunds reaching a new historical wide, until late in the reporting period when broadening global growth led several key central banks to question the need for continued aggressive stimulus. The U.S. dollar strengthened by 3-6% versus most major currencies in the first half of the reporting period due to higher growth, the policy outlook and interest rate differentials. However, in the second half of the reporting period, the dollar fell broadly versus most currencies except for the Japanese yen after U.S. fiscal policy optimism faded, trade fears receded and other central bankers shifted tone. In the final months of the reporting period, the euro rose more than 7% versus the dollar. Over the reporting period, the South African rand and European currencies were among the top performers, while the Turkish lira and Japanese yen lagged.

Broadly speaking, the Fund’s outperformance versus its benchmarks was driven by the continued improvement in global economic conditions, continued strong credit conditions and firm market risk sentiment supporting investor flows. More specifically, the Fund benefited from the demand for and continued outperformance of corporate credit sectors, through both tightening of credit spreads and the Fund’s yield advantage versus the benchmark. By far the most impactful driver of outperformance was the Fund’s positioning in high yield corporates, both through a significant overweight as well as from positive credit selection within the sector. For much of the early part of the reporting period, the Fund was positioned near the top end of its high yield allocation range and benefited substantially from the sector’s higher income and gains from tightening credit spreads. Our credit selection within high yield also added to returns, particularly our overweight to more cyclical industries such as paper and chemicals and communications/media credits. Although we reduced our high yield weighting and hedged part of the exposure as the reporting period progressed, performance continued to be boosted by our issue selection and positioning in the sector.

Investment grade credit was also a strong contributor to the Fund’s returns, due to both our security selection and overweight position in the sector versus the benchmark. Security selection within investment grade corporates was positive, driven by a meaningful overweight to the financial sector, including bank preferred securities and exposure to cyclical credits. Also, the Fund’s substantial weighting in BBB rated securities benefited performance. Securities rate BBB topped investment grade returns as quality spreads contracted amid ongoing improvement in the outlook for credit fundamentals, optimism about growth and investors’ unrelenting demand for yield.

EM credit exposure was a modest contributor to the Fund’s results given the strong performance of our country specific selections, despite fairly low exposure to that sector. Our relatively small sovereign bond positioning also had a small positive impact on the Fund’s performance.

Currency positioning was a drag on results over the reporting period, given the strong rebound of currencies where the Fund was employing hedges against a stronger U.S. dollar, particularly the Mexican peso and South Korean won. Also, our overall interest rate positioning detracted modestly, mostly due to shifts in the yield curve since bonds with 10-year maturities underperformed in late 2016.

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Portfolio Managers’ Comments (continued)

Our strategy during the reporting period remained biased toward earning income from credit sectors against the backdrop of supportive economics and financial conditions. We continued to overweight corporates with a focus on bottom-up, issue-specific credit selection and careful attention to risk management following the tightening of valuations throughout the reporting period. Due to the strong performance and substantial spread tightening in high yield credit, we significantly reduced exposure to this segment, including taking gains on targeted cyclical and energy credits that had performed well and met targets. We also hedged a substantial portion of our remaining high yield exposure, which allowed the portfolio to potentially benefit from credit selection and earn incremental yield, while seeking to dampen the impact of overall moves in high yield. We largely redeployed the sale proceeds into AAA rated ABS, MBS and A rated investment grade corporates. We also used market opportunities to add to bank preferred securities; the Fund’s portfolio remained significantly overweight in financials. The Fund was positioned with an overweight in BBB rated companies, but we also reduced this exposure as the reporting period progressed due to the strong outperformance of lower rated investment grade credits. Although we remained constructive on investment grade and high yield corporates as the reporting period ended, we took the opportunity after recent strength to reduce the overall risk profile of the Fund due to narrower risk premiums providing less compensation for ongoing policy and geopolitical risks.

Away from these sectors, we maintained a bottom-up focused approach to finding opportunities in securitized sectors such as ABS and CMBS, as well as in select foreign markets. Non-U.S. positions remained relatively low and tactical in nature during the reporting period, owing to shifting fundamentals and episodic market volatility. We continued to hold a large underweight in Treasuries, given our constructive economic view and the relatively unattractive duration and yield profile of the sector.

Interest rate positioning was marginally defensive for most of the reporting period, with adjustments based on valuations and risk management. At the end of the reporting period, the Fund’s duration remained moderately shorter than the benchmark index. Although the potential for volatility continues, particularly associated with central bank balance sheet and policy transition, we expect the current rate cycle to be drawn out and the upside move in rates to be contained by macro factors. As a result, we do not believe that an aggressive positioning in interest rates is a beneficial strategy from a risk/reward perspective. Our strategic focus on diversified income and managing credit risk will be the important value drivers.

During the reporting period, we also continued to use various derivative instruments. We used foreign currency exchange forward contracts to manage the Fund’s foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from the Fund’s portfolio, or may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation. These positions had a negative impact on performance during the reporting period.

We used U.S. Treasury futures and Eurodollar futures as part of an overall portfolio construction strategy to manage portfolio duration and yield curve exposure and selected foreign bond futures to actively manage exposure to those markets. These positions had a positive impact on performance during the reporting period. We also used interest rate swaps to manage portfolio duration and overall portfolio yield curve exposure. These positions had a negligible impact on performance during the reporting period and these positions were terminated prior to the end of the reporting period.

In addition, we entered into credit default swaps as a way to assume and hedge credit risk. The effect of these activities on performance was negative during the reporting period.

The Fund purchased currency put options which were used as part of an overall portfolio construction strategy to manage foreign currency exposure. These put options had a negligible impact on performance during the reporting period.

The Fund also purchased a small amount of currency call options as part of its overwrite strategy and purchased a small amount of call options on futures during the period. The call options had a negligible impact on performance during the reporting period.

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Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Core Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Core Plus Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen High Income Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and other investment company risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Inflation Protected Securities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, income risk, and index methodology risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The guarantee provided by the U.S. government to treasury inflation protected securities (TIPS) relates only to the prompt payment of principal and interest and does not remove the market risks of investing in the Fund shares. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk, and adverse economic developments. The Fund’s investment in inflation protected securities has tax consequences that may result in income distributions to shareholders.

Nuveen Intermediate Government Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Short Term Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments

NUVEEN	21

Risk Considerations and Dividend Information (continued)

involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Strategic Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, dollar roll transaction risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The Fund gains additional exposure to currency rates, and therefore to the risk of currency fluctuation, through investment in foreign currency contracts. The risks of foreign investments are magnified in emerging markets. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2017, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund and Nuveen Intermediate Government Bond Fund had positive UNII balances while the other Funds in this report had zero UNII balances for tax purposes. Nuveen High Income Bond Fund and Nuveen Inflation Protected Securities Fund had positive UNII balances, while the other Funds in this report had negative UNII balances for financial reporting purposes.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of a Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen Short Term Bond Fund and Nuveen Strategic Income Fund seek to pay regular monthly distributions at a level rate that reflects past and projected net income of the Funds. The Funds may own certain investments that can create uneven income flows. In some cases, such as a credit default swap position whose value falls after purchase, these investments may actually decrease overall levels of net income. During the current fiscal year, certain investments owned by the Funds decreased income. Although the Funds reduced their distribution level twice during the year, the Funds’ distribution amount over the entire fiscal year exceeded the actual amount of net income. As a result, a portion of the Funds’ fiscal year distribution have been deemed to be a return of capital, which is identified in the table below.

Nuveen Core Bond Fund

	Share Class
Fiscal Year Ended June 30, 2017	Class A	Class C	Class R6	Class I
Regular monthly per share distribution
From net investment income	$0.2146	$0.1391	$0.2386	$0.2386
From net realized capital gains	—	—	—	—
Return of capital	0.0174	0.0174	0.0174	0.0174
Total per share distribution	$0.2320	$0.1565	$0.2560	$0.2560

22	NUVEEN

Nuveen Core Plus Bond Fund

	Share Class
Fiscal Year Ended June 30, 2017	Class A	Class C	Class R3	Class R6	Class I
Regular monthly per share distribution
From net investment income	$0.2595	$0.1760	$0.2355	$0.2885	$0.2885
From net realized capital gains	—	—	—	—	—
Return of capital	0.1460	0.1460	0.1460	0.1460	0.1460
Total per share distribution	$0.4055	$0.3220	$0.3815	$0.4345	$0.4345

Nuveen Short Term Bond Fund

	Share Class
Fiscal Year Ended June 30, 2017	Class A	Class C	Class R3	Class R6	Class I
Regular monthly per share distribution
From net investment income	$0.1462	$0.0682	$0.1162	$0.1702	$0.1702
From net realized capital gains	—	—	—	—	—
Return of capital	0.0098	0.0098	0.0098	0.0098	0.0098
Total per share distribution	$0.1560	$0.0780	$0.1260	$0.1800	$0.1800

Nuveen Strategic Income Fund

	Share Class
Fiscal Year Ended June 30, 2017	Class A	Class C	Class R3	Class R6	Class I	Class T
Regular monthly per share distribution
From net investment income	$0.2974	$0.2134	$0.2734	$0.3214	$0.3214	$—
From net realized capital gains	—	—	—	—	—	—
Return of capital	0.2366	0.2366	0.2366	0.2366	0.2366	0.0445
Total per share distribution	$0.5340	$0.4500	$0.5100	$0.5580	$0.5580	$0.0445

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24	NUVEEN

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at NAV only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

NUVEEN	25

Fund Performance and Expense Ratios (continued)

Nuveen Core Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(0.56)%	1.89%	3.94%
Class A Shares at maximum Offering Price	(3.54)%	1.27%	3.62%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.31)%	2.21%	4.48%
Lipper Core Bond Classification Average	0.46%	2.29%	4.14%

Class I Shares	(0.32)%	2.14%	4.14%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	(1.33)%	1.14%	1.77%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(0.22)%	1.07%

Since inception return for Class C Shares is from 1/18/11. Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Gross Expense Ratios	0.88%	1.64%	0.58%	0.63%
Net Expense Ratios	0.79%	1.54%	0.49%	0.54%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.53% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

26	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	27

Fund Performance and Expense Ratios (continued)

Nuveen Core Plus Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	4.03%	3.22%	4.74%
Class A Shares at maximum Offering Price	(0.41)%	2.33%	4.29%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.31)%	2.21%	4.48%
Lipper Core Bond Plus Classification Average	2.07%	2.92%	4.94%

Class C Shares	3.16%	2.44%	3.96%
Class R3 Shares	3.88%	2.98%	4.52%
Class I Shares	4.21%	3.46%	5.00%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	4.30%	2.59%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.88%	1.63%	1.13%	0.57%	0.63%
Net Expense Ratios	0.78%	1.53%	1.03%	0.47%	0.53%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.52% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

28	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	29

Fund Performance and Expense Ratios (continued)

Nuveen High Income Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	15.75%	5.65%	6.15%
Class A Shares at maximum Offering Price	10.25%	4.63%	5.63%
Bloomberg Barclays High Yield 2% Issuer Capped Index	12.69%	6.90%	7.76%
Lipper High Current Yield Funds Classification Average	10.70%	5.69%	6.04%

Class C Shares	14.93%	4.89%	5.39%
Class R3 Shares	15.46%	5.40%	5.88%
Class I Shares	15.97%	5.94%	6.43%

Cumulative
Since Inception
Class T Shares*	(0.58)%
Class T Shares at maximum Offering Price*	(3.03)%

Since inception return for Class T Shares is from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales charge (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I	Class T*
Gross Expense Ratios	1.08%	1.84%	1.34%	0.83%	1.08%
Net Expense Ratios	1.05%	1.80%	1.30%	0.80%	1.05%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	Class T Shares are not available for public offering.

30	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	31

Fund Performance and Expense Ratios (continued)

Nuveen Inflation Protected Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(1.53)%	(0.22)%	3.85%
Class A Shares at maximum Offering Price	(5.71)%	(1.08)%	3.40%
Bloomberg Barclays U.S. TIPS Index	(0.63)%	0.27%	4.27%
Lipper Inflation-Protected Bond Funds Classification Average	0.23%	(0.10)%	3.31%

Class C Shares	(2.33)%	(0.85)%	3.13%
Class R3 Shares	(1.86)%	(0.45)%	3.52%
Class I Shares	(1.27)%	0.14%	4.16%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	(1.10)%	0.58%

Since inception return for Class R6 Shares is from 1/20/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.97%	1.72%	1.23%	0.51%	0.72%
Net Expense Ratios	0.80%	1.55%	1.05%	0.34%	0.55%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2018 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.56% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

32	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	33

Fund Performance and Expense Ratios (continued)

Nuveen Intermediate Government Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	(2.08)%	0.55%	2.94%
Class A Shares at maximum Offering Price	(5.05)%	(0.06)%	2.63%
Bloomberg Barclays Intermediate Government Bond Index	(1.25)%	1.07%	3.39%
Lipper Intermediate U.S. Government Funds Classification Average	(1.30)%	1.01%	3.28%

Class I Shares	(1.92)%	0.78%	3.15%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	(2.81)%	(0.19)%	0.99%
Class R3 Shares	(2.46)%	0.30%	1.47%

Since inception returns for Class C and Class R3 Shares are from 10/28/09. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	0.98%	1.73%	1.23%	0.73%
Net Expense Ratios	0.79%	1.54%	1.04%	0.54%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed expenses) do not exceed 0.54% of the average daily net assets of any class of Fund shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

34	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	35

Fund Performance and Expense Ratios (continued)

Nuveen Short Term Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	1.39%	1.54%	2.53%
Class A Shares at maximum Offering Price	(0.92)%	1.08%	2.29%
Bloomberg Barclays 1-3 Year Government/Credit Bond Index	0.35%	0.95%	2.30%
Lipper Short Investment Grade Debt Funds Classification Average	1.55%	1.37%	2.27%

Class I Shares	1.63%	1.81%	2.73%

	Average Annual
	1-Year	5-Year	Since Inception
Class C Shares	0.59%	0.79%	1.12%
Class R3 Shares	1.08%	1.26%	1.59%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	1.63%	1.59%

Since inception return for Class C, Class R3 and Class R6 Shares are from 10/28/09, 9/23/11 and 1/20/15, respectively. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 2.25% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Gross Expense Ratios	0.76%	1.51%	1.01%	0.47%	0.51%
Net Expense Ratios	0.72%	1.47%	0.97%	0.43%	0.47%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2018 so that total annual fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.47% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

36	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	37

Fund Performance and Expense Ratios (continued)

Nuveen Strategic Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of June 30, 2017

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	6.43%	4.58%	6.15%
Class A Shares at maximum Offering Price	1.88%	3.67%	5.68%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.31)%	2.21%	4.48%
Lipper Multi-Sector Income Funds Classification Average	5.90%	4.06%	5.18%

Class C Shares	5.63%	3.81%	5.34%
Class R3 Shares	6.17%	4.31%	5.84%
Class I Shares	6.77%	4.84%	6.39%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	6.86%	3.25%

Cumulative
Since Inception
Class T Shares*	0.23%
Class T Shares at maximum Offering Price*	(2.24)%

Since inception return for Class R6 Shares is from 1/20/15. Since inception return for Class T shares is from 5/31/17. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.25% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) equal to 1%, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class T Shares have a maximum 2.50% sales change (Offering Price).

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I	Class T*
Gross Expense Ratios	0.92%	1.67%	1.17%	0.60%	0.67%	0.92%
Net Expense Ratios	0.83%	1.58%	1.08%	0.50%	0.58%	0.83%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through October 31, 2018, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.59% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 shares will be less than the expense limitation. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the Fund.

*	Class T Shares are not available for public offering.

38	NUVEEN

Growth of an Assumed $10,000 Investment as of June 30, 2017 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	39

Yields as of June 30, 2017

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Notes to Financial Statements, Note 7 – Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Core Bond Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	2.20%	1.60%	2.59%	2.59%
SEC 30-Day Yield-Subsidized	2.21%	1.60%	2.60%	2.60%
SEC 30-Day Yield-Unsubsidized	2.11%	1.43%	2.51%	2.43%

Nuveen Core Plus Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	2.99%	2.51%	3.03%	3.48%	3.49%
SEC 30-Day Yield-Subsidized	2.65%	2.14%	2.61%	3.22%	3.14%
SEC 30-Day Yield-Unsubsidized	2.65%	2.06%	2.61%	3.10%	3.06%

Nuveen High Income Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I	Class T
Dividend Yield	6.21%	6.08%	6.56%	7.06%	6.66%
SEC 30-Day Yield-Subsidized	6.97%	6.91%	7.42%	7.96%	7.56%
SEC 30-Day Yield-Unsubsidized	6.97%	6.91%	7.42%	7.96%	7.54%

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	0.60%	—	0.44%	0.91%	0.92%
SEC 30-Day Yield-Subsidized	2.63%	2.09%	2.58%	3.44%	3.12%
SEC 30-Day Yield-Unsubsidized	2.61%	1.94%	2.41%	3.22%	2.98%

40	NUVEEN

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class I
Dividend Yield	1.11%	0.41%	0.90%	1.45%
SEC 30-Day Yield-Subsidized	1.30%	0.64%	1.13%	1.64%
SEC 30-Day Yield-Unsubsidized	1.07%	0.36%	0.86%	1.35%

Nuveen Short Term Bond Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I
Dividend Yield	1.50%	0.79%	1.28%	1.82%	1.82%
SEC 30-Day Yield-Subsidized	1.51%	0.84%	1.33%	1.87%	1.83%
SEC 30-Day Yield-Unsubsidized	1.50%	0.79%	1.29%	1.83%	1.78%

Nuveen Strategic Income Fund

	Share Class
	Class A1	Class C	Class R3	Class R6	Class I	Class T
Dividend Yield	4.80%	4.25%	4.77%	5.23%	5.24%	4.89%
SEC 30-Day Yield-Subsidized	2.77%	2.28%	2.78%	3.32%	3.28%	2.95%
SEC 30-Day Yield-Unsubsidized	2.77%	2.19%	2.69%	3.30%	3.20%	2.87%
1	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

NUVEEN	41

Holding

Summaries as of June 30, 2017

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Core Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	46.3%
$1,000 Par (or similar) Institutional Preferred	0.5%
U.S. Government and Agency Obligations	7.0%
Asset-Backed and Mortgage-Backed Securities	43.0%
Investments Purchased with Collateral from Securities Lending	0.6%
Money Market Funds	2.6%
Other Assets Less Liabilities	0.0%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	16.2%
Capital Markets	12.2%
Insurance	8.3%
Media	7.4%
Diversified Telecommunication Services	5.2%
Oil, Gas & Consumable Fuels	3.6%
Equity Real Estate Investment Trusts	3.5%
Food & Staples Retailing	3.4%
Diversified Financial Services	3.0%
Health Care Providers & Services	2.8%
Beverages	2.8%
Biotechnology	2.7%
Specialty Retail	2.3%
Pharmaceuticals	2.3%
Machinery	2.2%
Semiconductors & Semiconductor Equipment	2.2%
Other	19.9%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)

AAA/U.S. Guaranteed	44.4%
AA	9.8%
A	24.8%
BBB	20.9%
N/R (not rated)	0.1%
Total	100%

42	NUVEEN

Nuveen Core Plus Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	52.9%
$1,000 Par (or similar) Institutional Preferred	5.8%
Contingent Capital Securities	1.5%
Municipal Bonds	0.3%
Asset-Backed and Mortgage-Backed Securities	35.9%
Sovereign Debt	2.7%
Investments Purchased with Collateral from Securities Lending	2.4%
Money Market Funds	5.0%
Other Assets Less Liabilities	(6.5)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	19.6%
Capital Markets	10.5%
Oil, Gas & Consumable Fuels	8.4%
Media	7.2%
Diversified Telecommunication Services	5.0%
Insurance	3.9%
Aerospace & Defense	3.7%
Chemicals	3.2%
Equity Real Estate Investment Trusts	2.9%
Consumer Finance	2.7%
Diversified Financial Services	2.3%
Wireless Telecommunication Services	1.9%
Specialty Retail	1.8%
Food Products	1.7%
Airlines	1.5%
Paper & Forest Products	1.5%
Machinery	1.5%
Technology Hardware, Storage & Peripherals	1.5%
Other	19.2%
Total	100%

Portfolio Credit Quality

(% of total long-term
investments)

AAA/U.S. Guaranteed	29.0%
AA	3.2%
A	27.4%
BBB	33.9%
BB or Lower	6.5%
Total	100%

NUVEEN	43

Holding Summaries as of June 30, 2017 (continued)

Nuveen High Income Bond Fund

Fund Allocation

(% of net assets)

Common Stocks	1.3%
Convertible Preferred Securities	1.1%
Variable Rate Senior Loan Interests	3.0%
$25 Par (or similar) Retail Preferred	2.0%
Corporate Bonds	80.3%
$1,000 (par or similar) Institutional Preferred	2.9%
Contingent Capital Securities	2.7%
Asset-Backed Securities	0.0%
Investment Companies	2.2%
Warrants	0.0%
Investments Purchased with Collateral from Securities Lending	12.3%
Money Market Funds	2.9%
Other Assets Less Liabilities	(10.7)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Oil, Gas & Consumable Fuels	12.5%
Media	8.7%
Metals & Mining	6.1%
Diversified Telecommunication Services	5.9%
Chemicals	4.1%
Energy Equipment & Services	4.1%
Food & Staples Retailing	3.7%
Diversified Financial Services	3.0%
Hotels, Restaurants & Leisure	3.0%
Wireless Telecommunication Services	2.7%
Household Durables	2.7%
Road & Rail	2.5%
Internet Software & Services	2.5%
Health Care Providers & Services	2.4%
Real Estate Management & Development	2.1%
Aerospace & Defense	2.1%
Independent Power & Renewable Electricity Producers	2.0%
Machinery	1.7%
Food Products	1.7%
Commercial Services & Supplies	1.5%
Construction & Engineering	1.5%
Consumer Finance	1.5%
Auto Components	1.5%
Paper & Forest Products	1.5%
Other	19.0%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

AAA/U.S. Guaranteed	0.0%
BBB	3.8%
BB or Lower	90.5%
N/R (not rated)	5.7%
Total	100%

44	NUVEEN

Nuveen Inflation Protected Securities Fund

Fund Allocation

(% of net assets)

Convertible Preferred Securities	0.0%
Corporate Bonds	3.8%
Municipal Bonds	0.2%
U.S. Government and Agency Obligations	87.8%
Asset-Backed and Mortgage-Backed Securities	6.3%
Sovereign Debt	0.8%
Investments Purchased with Collateral from Securities Lending	0.3%
Money Market Funds	1.4%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term
investments)

AAA/U.S. Guaranteed	91.4%
AA	0.9%
A	0.2%
BBB	4.5%
BB or Lower	2.5%
N/R (not rated)	0.5%
Total	100%

NUVEEN	45

Holding Summaries as of June 30, 2017 (continued)

Nuveen Intermediate Government Bond Fund

Fund Allocation

(% of net assets)

Municipal Bonds	4.3%
U.S. Government and Agency Obligations	73.3%
Asset-Backed and Mortgage-Backed Securities	21.5%
Investments Purchased with Collateral from Securities Lending	0.6%
Money Market Funds	0.5%
Other Assets Less Liabilities	(0.2)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	93.5%
AA	3.8%
A	1.5%
BBB	0.3%
N/R (not rated)	0.9%
Total	100%

46	NUVEEN

Nuveen Short Term Bond Fund

Fund Allocation

(% of net assets)

Corporate Bonds	46.1%
Municipal Bonds	1.0%
U.S. Government and Agency Obligations	8.8%
Asset-Backed and Mortgage-Backed Securities	42.0%
Investments Purchased with Collateral from Securities Lending	0.5%
Money Market Funds	4.4%
Other Assets Less Liabilities	(2.8)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	21.5%
Capital Markets	7.1%
Diversified Telecommunication Services	6.2%
Insurance	5.5%
Consumer Finance	5.3%
Oil, Gas & Consumable Fuels	4.2%
Food & Staples Retailing	3.8%
Media	3.6%
Wireless Telecommunication Services	3.2%
Tobacco	2.6%
Health Care Providers & Services	2.5%
Technology Hardware, Storage & Peripherals	2.3%
Food Products	2.3%
Chemicals	2.2%
Diversified Financial Services	2.1%
Aerospace & Defense	2.0%
Beverages	2.0%
Electric Utilities	1.6%
Other	20.0%
Total	100%

Portfolio Credit Quality

(% of total long-term investments)

AAA/U.S. Guaranteed	34.9%
AA	11.3%
A	28.5%
BBB	19.8%
BB or Lower	3.1%
N/R (not rated)	2.4%
Total	100%

NUVEEN	47

Holding Summaries as of June 30, 2017 (continued)

Nuveen Strategic Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.1%
Convertible Preferred Securities	0.0%
Variable Rate Senior Loan Interests	0.7%
$25 Par (or similar) Retail Preferred	0.3%
Corporate Bonds	58.0%
Municipal Bonds	0.2%
$1,000 (par or similar) Institutional Preferred	6.3%
Contingent Capital Securities	3.0%
Asset-Backed and Mortgage-Backed Securities	23.9%
Sovereign Debt	5.3%
Investments Purchased with Collateral from Securities Lending	3.3%
Money Market Funds	11.1%
Other Assets Less Liabilities	(12.2)%
Net Assets	100%

Corporate Bonds: Industries

(% of total corporate bonds)

Banks	18.3%
Capital Markets	10.7%
Oil, Gas & Consumable Fuels	7.5%
Media	5.6%
Insurance	5.0%
Diversified Telecommunication Services	4.2%
Consumer Finance	3.4%
Chemicals	2.8%
Diversified Financial Services	2.5%
Aerospace & Defense	2.4%
Wireless Telecommunication Services	2.4%
Specialty Retail	2.0%
Household Durables	2.0%
Energy Equipment & Services	1.9%
Airlines	1.8%
Equity Real Estate Investment Trusts	1.6%
Food Products	1.5%
Metals & Mining	1.4%
Beverages	1.4%
Electric Utilities	1.4%
Internet Software & Services	1.3%
Other	18.9%
Total	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

AAA/U.S. Guaranteed	21.4%
AA	1.4%
A	25.8%
BBB	32.9%
BB or Lower	18.3%
N/R (not rated)	0.2%
Total	100%

48	NUVEEN

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class T Shares of Nuveen High Income Bond Fund and Nuveen Strategic Income Fund reflect only the first 31 days of the Classes’ operations, they may not provide a meaningful understanding of the Classes’ ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2017.

The beginning of the period for the funds is January 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Core Bond Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,023.30	$1,019.60	$1,025.70	$1,024.70
Expenses Incurred During the Period	$3.91	$7.66	$2.31	$2.66
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.93	$1,017.21	$1,022.51	$1,022.17
Expenses Incurred During the Period	$3.91	$7.65	$2.31	$2.66

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.78%, 1.53%, 0.46% and 0.53% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

NUVEEN	49

Expense Examples (continued)

Nuveen Core Plus Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,032.40	$1,028.60	$1,031.10	$1,033.70	$1,033.80
Expenses Incurred During the Period	$3.88	$7.65	$5.14	$2.27	$2.62
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.98	$1,017.26	$1,019.74	$1,022.56	$1,022.22
Expenses Incurred During the Period	$3.86	$7.60	$5.11	$2.26	$2.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.77%, 1.52%, 1.02%, 0.45% and 0.52% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen High Income Bond Fund

	Share Class
	A Shares	C Shares	R3 Shares	I Shares	T Shares*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,039.70	$1,035.90	$1,037.10	$1,039.40	$994.20
Expenses Incurred During the Period	$5.06	$8.88	$6.36	$3.84	$0.82
Hypothetical Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.84	$1,016.07	$1,018.55	$1,021.03	$1,019.84
Expenses Incurred During the Period	$5.01	$8.80	$6.31	$3.81	$0.83

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.76%, 1.26% and 0.76% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class T expenses are equal to the Fund’s annualized net expense ratio of 1.00% multiplied by the average account value over the period, multiplied by 31/365 (to reflect the 31 days in the period since class commencement of operations).

*	Class T Shares are not available for public offering.

Nuveen Inflation Protected Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,008.80	$1,005.60	$1,007.70	$1,011.80	$1,010.90
Expenses Incurred During the Period	$3.93	$7.66	$5.18	$1.50	$2.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.88	$1,017.16	$1,019.64	$1,023.31	$1,022.12
Expenses Incurred During the Period	$3.96	$7.70	$5.21	$1.51	$2.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.54%, 1.04%, 0.30% and 0.54% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

50	NUVEEN

Nuveen Intermediate Government Bond Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,009.40	$1,005.50	$1,006.80	$1,009.60
Expenses Incurred During the Period	$3.94	$7.66	$5.17	$2.69
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.88	$1,017.16	$1,019.64	$1,022.12
Expenses Incurred During the Period	$3.96	$7.70	$5.21	$2.71

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.79%, 1.54%, 1.04% and 0.54% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Short Term Bond Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.00	$1,006.00	$1,008.40	$1,011.20	$1,011.20
Expenses Incurred During the Period	$3.59	$7.31	$4.83	$2.09	$2.34
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,021.22	$1,017.50	$1,019.98	$1,022.71	$1,022.46
Expenses Incurred During the Period	$3.61	$7.35	$4.86	$2.11	$2.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.72%, 1.47%, 0.97%, 0.42% and 0.47% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Strategic Income Fund

	Share Class
	A Shares	C Shares	R3 Shares	R6 Shares	I Shares	T Shares*
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,033.10	$1,029.20	$1,031.80	$1,035.20	$1,035.30	$1,002.30
Expenses Incurred During the Period	$4.18	$7.95	$5.44	$2.57	$2.93	$0.68
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.68	$1,016.96	$1,019.44	$1,022.27	$1,021.92	$1,020.68
Expenses Incurred During the Period	$4.16	$7.90	$5.41	$2.56	$2.91	$0.69

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.83%, 1.58%, 1.08% and 0.51%, 0.58% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class T expenses are equal to the Fund’s annualized net expense ratio of 0.83% multiplied by the average account value over the period, multiplied by 31/365 (to reflect the 31 days in the period since class commencement of operations).

*	Class T Shares are not available for public offering.

NUVEEN	51

Report of

Independent Registered Public Accounting Firm

To the Board of Directors of Nuveen Investment Funds, Inc. and Shareholders of

Nuveen Core Bond Fund

Nuveen Core Plus Bond Fund

Nuveen High Income Bond Fund

Nuveen Inflation Protected Securities Fund

Nuveen Intermediate Government Bond Fund

Nuveen Short Term Bond Fund and

Nuveen Strategic Income Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Core Bond Fund, Nuveen Core Plus Bond Fund, Nuveen High Income Bond Fund, Nuveen Inflation Protected Securities Fund, Nuveen Intermediate Government Bond Fund, Nuveen Short Term Bond Fund, and Nuveen Strategic Income Fund (separate portfolios of Nuveen Investment Funds, Inc., hereafter referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

August 25, 2017

52	NUVEEN

Nuveen Core Bond Fund

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 96.8%

	CORPORATE BONDS – 46.3%

	Airlines – 0.2%

$375	American Airlines Inc., Pass Through Trust 2016-1A	3.575%	1/15/28	AA+	$383,894

	Auto Components – 0.2%

355	Lear Corporation	5.375%	3/15/24	BBB–	377,085

	Automobiles – 0.5%

750	General Motors Corporation	4.000%	4/01/25	BBB	752,863

	Banks – 7.5%

290	Bank of America Corporation	4.000%	4/01/24	A	303,906

490	Bank of America Corporation	3.875%	8/01/25	A	506,957

1,000	Bank of America Corporation	4.450%	3/03/26	A–	1,040,843

460	Barclays Bank PLC	3.650%	3/16/25	A	457,713

1,005	Citigroup Inc.	4.500%	1/14/22	A	1,080,573

650	Citigroup Inc.	3.300%	4/27/25	A	650,253

365	Citigroup Inc.	4.300%	11/20/26	A–	374,945

807	Fifth Third Bancorp.	3.500%	3/15/22	A	833,400

1,510	GE Capital International Funding	4.418%	11/15/35	AA–	1,645,202

400	ING Groep N.V	3.950%	3/29/27	A+	415,982

505	JPMorgan Chase & Company	3.200%	1/25/23	A+	514,817

695	JPMorgan Chase & Company	3.875%	9/10/24	A	717,121

1,000	JPMorgan Chase & Company	6.400%	5/15/38	A+	1,341,343

805	Santander UK PLC	3.050%	8/23/18	Aa3	815,105
9,982	Total Banks				10,698,160

	Beverages – 1.3%

1,395	Anheuser Busch InBev Financial Inc.	3.650%	2/01/26	A–	1,437,363

420	Dr. Pepper Snapple Group Inc.	2.550%	9/15/26	BBB+	395,534
1,815	Total Beverages				1,832,897

	Biotechnology – 1.3%

500	Baxalta, Inc.	4.000%	6/23/25	BBB–	521,553

630	Biogen Inc.	3.625%	9/15/22	A–	658,813

595	Celgene Corporation, Convertible Notes	3.625%	5/15/24	BBB+	616,176
1,725	Total Biotechnology				1,796,542

	Capital Markets – 5.7%

665	Charles Schwab Corporation	3.000%	3/10/25	A	665,123

1,280	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	1,440,972

NUVEEN	53

Nuveen Core Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Capital Markets (continued)

$1,090	Goldman Sachs Group, Inc.	6.750%	10/01/37	A–	$1,418,023

460	Lazard Group LLC	3.625%	3/01/27	A–	454,410

1,740	Morgan Stanley	4.000%	7/23/25	A	1,816,264

1,145	Morgan Stanley	3.950%	4/23/27	A–	1,152,320

1,105	State Street Corporation	3.300%	12/16/24	AA–	1,136,437
7,485	Total Capital Markets				8,083,549

	Chemicals – 0.8%

500	Agrium Inc.	3.375%	3/15/25	BBB	500,097

550	LYB International Finance BV	4.000%	7/15/23	Baa1	582,636
1,050	Total Chemicals				1,082,733

	Commercial Services & Supplies – 0.3%

430	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.950%	2/01/22	BBB–	447,661

	Consumer Finance – 0.8%

490	Capital One Bank	3.375%	2/15/23	Baa1	494,120

545	Discover Financial Services	5.200%	4/27/22	BBB+	593,196
1,035	Total Consumer Finance				1,087,316

	Containers & Packaging – 0.3%

480	Packaging Corporation of America	3.650%	9/15/24	BBB	489,494

	Diversified Financial Services – 1.4%

525	BNP Paribas, 144A	4.375%	5/12/26	A	543,727

365	Jefferies Group Inc.	4.850%	1/15/27	BBB–	381,288

995	Rabobank Nederland	3.875%	2/08/22	Aa2	1,055,470
1,885	Total Diversified Financial Services				1,980,485

	Diversified Telecommunication Services – 2.4%

360	AT&T, Inc.	3.800%	3/15/22	A–	372,572

365	AT&T, Inc.	4.750%	5/15/46	A–	358,410

2,020	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	2,020,648

750	Verizon Communications	4.125%	8/15/46	A–	668,446
3,495	Total Diversified Telecommunication Services				3,420,076

	Energy Equipment & Services – 0.4%

565	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	571,503

	Equity Real Estate Investment Trusts – 1.6%

635	American Tower Company	5.000%	2/15/24	BBB	701,684

380	Crown Castle International Corporation	3.700%	6/15/26	BBB–	383,292

635	Digital Realty Trust Inc.	3.625%	10/01/22	BBB	650,959

550	WP Carey Inc.	4.600%	4/01/24	BBB	572,808
2,200	Total Equity Real Estate Investment Trusts				2,308,743

54	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food & Staples Retailing – 1.6%

$930	CVS Health Corporation	3.875%	7/20/25	BBB+	$967,050

730	Sysco Corporation	3.750%	10/01/25	A3	756,840

515	Walgreen Company	3.100%	9/15/22	BBB	525,273
2,175	Total Food & Staples Retailing				2,249,163

	Food Products – 0.3%

500	Bunge Limited Finance Company	3.250%	8/15/26	BBB	477,793

	Health Care Providers & Services – 1.3%

630	Anthem, Inc.	3.125%	5/15/22	A	641,666

1,215	UnitedHealth Group Incorporated	2.875%	3/15/22	A+	1,242,104
1,845	Total Health Care Providers & Services				1,883,770

	Household Durables – 0.4%

545	Newell Brands Inc.	4.200%	4/01/26	BBB–	578,729

	Insurance – 3.8%

131	AFLAC Insurance	6.450%	8/15/40	A–	173,671

620	American International Group, Inc.	3.750%	7/10/25	BBB+	631,576

990	Berkshire Hathaway Inc.	3.125%	3/15/26	AA	1,001,236

750	Lincoln National Corporation	4.000%	9/01/23	A–	790,038

600	MetLife Inc.	3.000%	3/01/25	A–	601,839

940	Prudential Financial Inc.	3.500%	5/15/24	A	978,691

465	Symetra Financial Corporation	4.250%	7/15/24	Baa1	471,998

435	Unum Group	4.000%	3/15/24	BBB	449,328

365	Willis North America, Inc.	3.600%	5/15/24	BBB	368,584
5,296	Total Insurance				5,466,961

	Internet and Direct Marketing Retail – 0.4%

560	Amazon.com Incorporated	3.800%	12/05/24	AA–	597,000

	Internet Software & Services – 0.5%

655	eBay Inc.	3.800%	3/09/22	BBB+	684,402

	IT Services – 0.7%

955	Visa Inc.	3.150%	12/14/25	A+	969,673

	Leisure Products – 0.7%

1,025	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	1,042,652

	Machinery – 1.0%

830	Ingersoll-Rand Luxembourg Finance SA	3.550%	11/01/24	BBB	850,111

640	John Deere Capital Corporation	2.650%	6/24/24	A	635,357
1,470	Total Machinery				1,485,468

	Media – 3.4%

605	21st Century Fox America Inc.	4.000%	10/01/23	BBB+	638,877

NUVEEN	55

Nuveen Core Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$350	21st Century Fox America Inc.	6.650%	11/15/37	BBB+	$462,240

510	CBS Corporation	4.900%	8/15/44	BBB	536,323

635	Charter Communications Operating Capital Corporation	4.908%	7/23/25	BBB–	686,062

305	Cox Communications Inc., 144A, (3)	3.850%	2/01/25	BBB+	307,325

435	Cox Communications Inc., 144A	3.350%	9/15/26	BBB+	427,191

660	Discovery Communications Inc.	3.800%	3/13/24	BBB–	667,196

885	NBC Universal Media LLC	6.400%	4/30/40	A–	1,189,072
4,385	Total Media				4,914,286

	Metals & Mining – 0.4%

495	Nucor Corporation	4.000%	8/01/23	A–	523,128

	Oil, Gas & Consumable Fuels – 1.7%

550	EOG Resources Inc.	4.100%	2/01/21	BBB+	576,832

340	Occidental Petroleum Corporation	3.400%	4/15/26	A	343,108

270	Sabine Pass Liquefaction, LLC	5.875%	6/30/26	BBB–	302,183

590	Spectra Energy Partners LP	4.750%	3/15/24	BBB+	635,908

540	Valero Energy Corporation	3.400%	9/15/26	BBB	528,304
2,290	Total Oil, Gas & Consumable Fuels				2,386,335

	Pharmaceuticals – 1.1%

995	Merck & Company Inc.	2.750%	2/10/25	AA	990,973

550	Teva Pharmaceutical Finance III , (3)	3.150%	10/01/26	BBB	522,378
1,545	Total Pharmaceuticals				1,513,351

	Road & Rail – 0.7%

895	Burlington Northern Santa Fe, LLC	3.400%	9/01/24	A	931,798

	Semiconductors & Semiconductor Equipment – 1.0%

740	Applied Materials Inc.	4.300%	6/15/21	A–	798,710

630	Intel Corporation	3.150%	5/11/27	A+	632,222
1,370	Total Semiconductors & Semiconductor Equipment				1,430,932

	Specialty Retail – 1.1%

520	Home Depot, Inc.	2.625%	6/01/22	A	527,802

455	Lowe’s Companies	3.100%	5/03/27	A–	452,973

525	Swiss Re Treasury US Corporation, 144A	4.250%	12/06/42	AA–	540,553
1,500	Total Specialty Retail				1,521,328

	Technology Hardware, Storage & Peripherals – 0.4%

555	HP Inc.	4.650%	12/09/21	BBB+	598,931

	Tobacco – 0.4%

520	Reynolds American Inc.	3.250%	11/01/22	BBB+	523,075

56	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 0.7%

$510	Rogers Communications Inc.	3.625%	12/15/25	BBB+	$522,178

525	Telefonica Emisiones SAU	4.103%	3/08/27	BBB	542,459
1,035	Total Wireless Telecommunication Services				1,064,637
$63,243	Total Corporate Bonds (cost $63,964,860)				66,156,413

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 0.5%

	Banks – 0.5%

$700	Wachovia Capital Trust III	5.570%	N/A (4)	BBB	$703,850
$700	Total $1,000 Par (or similar) Institutional Preferred (cost $620,920)				703,850

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 7.0%

$60	Federal Home Loan Mortgage Corporation, Notes , (3)	1.750%	5/30/19	Aaa	$60,407

2,055	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	2,159,766

220	United States of America Treasury Bonds	3.625%	2/15/44	Aaa	253,825

20	United States of America Treasury Bonds	2.500%	2/15/45	Aaa	18,695

300	United States of America Treasury Bonds	2.250%	8/15/46	Aaa	264,609

525	United States of America Treasury Bonds	3.000%	2/15/47	Aaa	542,513

375	United States Treasury Notes	2.000%	7/31/22	Aaa	376,626

385	United States Treasury Notes	1.375%	6/30/23	Aaa	370,608

4,235	United States Treasury Notes	2.875%	11/15/46	Aaa	4,265,606

1,685	United States Treasury Notes	3.000%	5/15/47	Aaa	1,742,000
$9,860	Total U.S. Government and Agency Obligations (cost $9,663,376)				10,054,655

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES – 43.0%

$1,000	321 Henderson Receivables LLC, Series 2010-3A, 144A	3.820%	12/15/48	Aaa	$1,010,116

874	American Homes 4 Rent, Series 2014-SFR2, 144A	3.786%	10/17/36	Aaa	912,745

500	American Homes 4 Rent, Series 2015-SFR2, 144A	5.036%	10/17/45	Baa2	533,371

600	AmeriCold LLC Trust, Series 2010, 144A	6.031%	1/14/29	AA	660,449

260	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.366%	9/15/48	A–	261,890

165	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	132,169

600	CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	4.680%	11/15/19	A1	602,131

1,000	Citigroup Commercial Mortgage Trust Series 2012-GC8	3.024%	9/10/45	Aaa	1,022,777

NUVEEN	57

Nuveen Core Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$725	Cold Storage Trust, Commercial Mortgage Backed Securities, Series 2017-ICE3, 144A	2.226%	4/15/36	AAA	$725,898

1,709	Colony American Homes Trust 2014-1A, 144A	2.376%	5/17/31	Aaa	1,718,724

625	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.494%	10/10/48	A–	605,664

242	Conns Receivables Funding Trust II, Series 2016-B, 144A	3.730%	10/15/18	BBB	242,240

492	DT Auto Owner Trust, Series 2015-3A, 144A	2.460%	11/15/19	AAA	492,657

500	Exeter Auto Receivables Trust, Series 2013-2A, 144A	6.810%	8/17/20	A–	512,329

200	Fannie Mae Grantor Trust, Series 2014-T1	2.898%	6/25/27	N/R	198,586

636	Fannie Mae Mortgage Pool FN 725205	5.000%	3/01/34	Aaa	695,628

963	Fannie Mae Mortgage Pool FN 960605	5.000%	8/01/37	Aaa	1,057,370

1,222	Fannie Mae Mortgage Pool FN AD1593	4.500%	2/01/40	Aaa	1,319,272

1,612	Fannie Mae Mortgage Pool FNAE0217	4.500%	8/01/40	Aaa	1,741,439

1,203	Fannie Mae Mortgage Pool FN 890310	4.500%	12/01/40	Aaa	1,301,162

1,847	Fannie Mae Mortgage Pool FN AB2085	4.000%	1/01/41	Aaa	1,949,093

696	Fannie Mae Mortgage Pool FN AH3804	4.000%	2/01/41	Aaa	734,590

1,916	Fannie Mae Mortgage Pool FN AH55575	4.000%	2/01/41	Aaa	2,021,949

1,490	Fannie Mae Mortgage Pool FN AE0981	3.500%	3/01/41	Aaa	1,538,526

1,690	Fannie Mae Mortgage Pool FN AL0215	4.500%	4/01/41	Aaa	1,827,700

1,551	Fannie Mae Mortgage Pool FN AH8954	4.000%	4/01/41	Aaa	1,636,507

912	Fannie Mae Mortgage Pool FN AL0160	4.500%	5/01/41	Aaa	986,021

1,383	Fannie Mae Mortgage Pool FN MA1028	4.000%	4/01/42	Aaa	1,459,425

2,656	Fannie Mae Mortgage Pool FN AB9659	3.000%	6/01/43	Aaa	2,674,281

1,235	Fannie Mae Mortgage Pool FN AU3353	3.000%	8/01/43	Aaa	1,239,946

1,704	Fannie Mae Mortgage Pool FN AY3376	3.500%	4/01/45	Aaa	1,750,178

1,488	Fannie Mae Mortgage Pool FN AS6398	3.500%	12/01/45	Aaa	1,528,588

528	Fannie Mae Mortgage Pool FN G08687	3.500%	1/01/46	Aaa	542,371

1,443	Fannie Mae Mortgage Pool FN AS6652	3.500%	2/01/46	Aaa	1,482,175

830	Fannie Mae Mortgage Pool FN BC0830	3.000%	4/01/46	Aaa	828,871

2	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates	6.500%	7/25/20	Aaa	1,799

250	Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	2.432%	7/25/24	AA+	250,601

725	Fannie Mae, Connecticut Avenue Securities, Series 2017-C03	2.182%	10/25/29	Baa3	728,855

51	Federal Home Loan Mortgage Corporation, REMIC	5.000%	2/15/19	Aaa	51,677

2	Federal Home Loan Mortgage Corporation, REMIC	7.500%	11/15/21	Aaa	2,679

5	Federal Home Loan Mortgage Corporation, REMIC	6.000%	5/15/22	Aaa	5,055

716	Freddie Mac Gold Pool	5.500%	3/01/39	Aaa	794,165

880	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.365%	5/25/45	AA	900,488

1,715	Freddie Mac Multifamily Structured Pass- Through Certificates FHMS K053	2.995%	12/25/25	Aaa	1,748,446

876	Ginnie Mae Mortgage Pool	3.500%	1/20/45	Aaa	908,505

600	GLS Auto Receivables Trust 2017-1A, 144A	2.670%	4/15/21	A	599,583

58	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$2,431	Government National Mortgage Association Pool	3.500%	6/15/42	Aaa	$2,524,426

1,100	Invitation Homes Trust 2015-SFR3, 144A	2.526%	8/17/32	Aaa	1,104,625

1,086	JP Morgan Mortgage Trust, Series 2016-A5, 144A	3.500%	5/25/46	Aaa	1,105,723

686	JP Morgan Mortgage Trust, Series 2017-1, 144A	3.500%	1/25/47	Aaa	700,575

297	Master Resecuritization Trust 2009-1, 144A	6.000%	10/25/36	AA	302,595

1,100	Mercedes-Benz Auto Lease Trust 2017-A	1.530%	8/15/19	AAA	1,099,570

775	New Residential Advance Receivable Trust, Series 2017-T1, 144A	3.214%	2/15/51	AAA	779,342

685	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2017-3A, 144A	4.000%	4/25/57	AAA	710,991

682	New Residential Mortgage Loan Trust, Series 2017-1A, 144A	4.000%	2/25/57	AAA	708,584

825	OMART Receivables Trust, Series 2016-T1, 144A	2.521%	8/17/48	AAA	821,213

785	Springleaf Mortgage Loan Trust 2013-2A, 144A	3.520%	12/25/65	AA	783,900

313	Structured Agency Credit Risk Debt Notes, 2013-DN2	2.682%	11/25/23	Aa1	314,307

710	Synchrony Credit Card Master Note Trust, Series 2017-1	1.930%	6/15/23	Aaa	707,614

745	TCF Auto Receivables Owner Trust, Series 2016-1A, 144A	1.710%	4/15/21	AAA	742,597

1,884	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	1,952,862

330	Walter Investment Management Company Capital Trust, Series 2012-AA, 144A	4.549%	10/16/50	A	330,616

1,534	U.S. Small Business Administration Guaranteed Participating Securities, Participation Certificates, Series 2010-P10B	3.215%	9/10/20	Aaa	1,568,705

1,207	Atlantic City Electric Transition Funding LLC, Transition Bonds, Series 2002-1	5.550%	10/20/23	AAA	1,299,855
$59,494	Total Asset-Backed and Mortgage-Backed Securities (cost $60,285,075)				61,496,791
	Total Long-Term Investments (cost $134,534,231)				138,411,709

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.6%

	Money Market Funds – 0.6%

768,400	First American Government Obligations Fund, Class X, (6)	0.883% (5)			$768,400
	Total Investments Purchased with Collateral from Securities Lending (cost $768,400)				768,400

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 2.6%

	Money Market Funds – 2.6%

3,740,769	First American Treasury Obligations Fund, Class Z	0.847% (5)			$3,740,769
	Total Short-Term Investments (cost $3,740,769)				3,740,769
	Total Investments (cost $139,043,400) – 100.0%				142,920,878
	Other Assets Less Liabilities – 0.0% (7)				54,449
	Net Assets – 100%				$142,975,327

NUVEEN	59

Nuveen Core Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Investments in Derivatives as of June 30, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(53)	9/17	$(11,453,797)	$4,933	$12,476
U.S. Treasury 5-Year Note	Short	(164)	9/17	(19,325,094)	28,187	63,349
U.S. Treasury 10-Year Note	Short	(19)	9/17	(2,385,094)	5,344	8,925
U.S. Treasury Long Bond	Long	14	9/17	2,151,625	(7,875)	19,594
U.S. Treasury Ultra Bond	Long	33	9/17	5,473,875	(22,688)	87,326
				$(25,538,485)	$7,901	$191,670
*	The aggregate Notional Amount at Value of long and short positions is $7,625,500 and $(33,163,985), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $744,004.

(4)	Perpetual security. Maturity date is not applicable.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

60	NUVEEN

Nuveen Core Plus Bond Fund

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 99.1%

	CORPORATE BONDS – 52.9%

	Aerospace & Defense – 2.0%

$1,530	Airbus SE, 144A	3.150%	4/10/27	A+	$1,543,089

1,295	BAE Systems Holdings, 144A	3.850%	12/15/25	BBB	1,347,530

945	L-3 Communications Corporation	3.850%	12/15/26	BBB–	974,257

1,460	Martin Marietta Materials	4.250%	7/02/24	BBB+	1,532,302

1,625	Rockwell Collins Inc.	3.500%	3/15/27	BBB	1,647,984
6,855	Total Aerospace & Defense				7,045,162

	Air Freight & Logistics – 0.3%

1,095	FedEx Corporation	3.250%	4/01/26	BBB	1,104,513

	Airlines – 0.8%

1,272	American Airlines Inc., Pass Through Trust 2016-1A	3.575%	1/15/28	AA+	1,301,251

1,448	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A	1,604,162
2,720	Total Airlines				2,905,413

	Auto Components – 0.3%

920	Lear Corporation	5.375%	3/15/24	BBB–	977,234

	Automobiles – 0.5%

1,810	General Motors Corporation	4.000%	4/01/25	BBB	1,816,911

	Banks – 10.4%

1,480	Bank of America Corporation	5.000%	5/13/21	A	1,614,727

1,465	Bank of America Corporation	4.000%	4/01/24	A	1,535,247

2,250	Bank of America Corporation	4.250%	10/22/26	A–	2,317,232

1,990	Bank of America Corporation	3.248%	10/21/27	A	1,923,224

2,085	Barclays Bank PLC	3.650%	3/16/25	A	2,074,635

1,695	Citigroup Inc.	4.500%	1/14/22	A	1,822,459

1,000	Citigroup Inc.	3.750%	6/16/24	A	1,036,078

1,775	Citigroup Inc.	3.300%	4/27/25	A	1,775,690

795	Citigroup Inc.	3.200%	10/21/26	A	773,237

2,000	Citigroup Inc.	4.300%	11/20/26	A–	2,054,492

2,100	GE Capital International Funding	4.418%	11/15/35	AA–	2,288,030

1,390	HSBC Holdings PLC	6.800%	6/01/38	A+	1,858,782

1,000	ING Groep N.V	3.950%	3/29/27	A+	1,039,954

1,330	JP Morgan Chase & Company	4.500%	1/24/22	A+	1,440,039

1,665	JP Morgan Chase & Company	3.200%	1/25/23	A+	1,697,366

1,560	JP Morgan Chase & Company	3.900%	7/15/25	A+	1,627,022

NUVEEN	61

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$795	JP Morgan Chase & Company	2.950%	10/01/26	A+	$767,336

1,150	JP Morgan Chase & Company	6.400%	5/15/38	A+	1,542,544

1,095	Lloyds Banking Group PLC	3.100%	7/06/21	A+	1,112,158

1,135	PNC Financial Services Inc.	3.150%	5/19/27	A+	1,129,460

1,200	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,322,054

1,400	Santander UK PLC, 144A	5.000%	11/07/23	A–	1,500,825

1,470	Standard Chartered PLC, 144A	5.700%	3/26/44	A–	1,672,124

1,330	Wells Fargo & Company	4.600%	4/01/21	AA–	1,433,551
35,155	Total Banks				37,358,266

	Beverages – 0.3%

1,085	Heineken NV, 144A	3.500%	1/29/28	BBB+	1,101,223

	Biotechnology – 0.6%

1,905	Baxalta, Inc.	4.000%	6/23/25	BBB–	1,987,115

	Building Products – 0.6%

635	LafargeHolcim Finance US LLC, 144A	3.500%	9/22/26	BBB	627,864

1,385	Owens Corning Incorporated	4.200%	12/15/22	BBB	1,461,113
2,020	Total Building Products				2,088,977

	Capital Markets – 5.6%

660	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	723,326

3,000	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	3,377,277

3,630	Goldman Sachs Group, Inc.	4.000%	3/03/24	A	3,800,254

2,450	Lazard Group LLC	3.625%	3/01/27	A–	2,420,225

5,075	Morgan Stanley	5.500%	7/28/21	A	5,626,921

2,825	Morgan Stanley	3.950%	4/23/27	A–	2,843,060

1,140	Northern Trust Company	3.950%	10/30/25	A+	1,207,008
18,780	Total Capital Markets				19,998,071

	Chemicals – 1.7%

2,000	Agrium Inc.	3.375%	3/15/25	BBB	2,000,388

875	Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	913,325

450	Chemours Co	5.375%	5/15/27	B+	461,813

1,425	LYB International Finance BV	4.000%	7/15/23	Baa1	1,509,557

1,075	PolyOne Corporation	5.250%	3/15/23	BB–	1,128,750
5,825	Total Chemicals				6,013,833

	Commercial Services & Supplies – 0.3%

1,045	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.950%	2/01/22	BBB–	1,087,920

	Communications Equipment – 0.3%

1,080	Qualcomm, Inc.	2.100%	5/20/20	A1	1,084,895

62	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Consumer Finance – 1.4%

$1,148	Capital One Bank	3.375%	2/15/23	Baa1	$1,157,654

1,790	Discover Financial Services	5.200%	4/27/22	BBB+	1,948,295

2,000	Ford Motor Credit Company	3.810%	1/09/24	BBB	2,024,560
4,938	Total Consumer Finance				5,130,509

	Diversified Financial Services – 1.2%

1,720	BNP Paribas, 144A	4.375%	5/12/26	A	1,781,352

935	Jefferies Group Inc.	4.850%	1/15/27	BBB–	976,725

1,475	Rabobank Nederland	3.950%	11/09/22	A	1,540,322
4,130	Total Diversified Financial Services				4,298,399

	Diversified Telecommunication Services – 2.6%

2,270	AT&T, Inc.	3.800%	3/15/22	A–	2,349,273

965	AT&T, Inc.	4.750%	5/15/46	A–	947,578

2,190	Qwest Corporation	6.750%	12/01/21	BBB–	2,419,199

2,610	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	2,610,837

1,260	Verizon Communications	4.125%	8/15/46	A–	1,122,989
9,295	Total Diversified Telecommunication Services				9,449,876

	Electric Utilities – 0.2%

540	ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	550,867

	Electrical Equipment – 0.2%

700	Park Aerospace Holdings Limited, 144A	5.500%	2/15/24	BB	731,150

	Energy Equipment & Services – 0.7%

1,070	Nabors Industries Inc., 144A, (3)	5.500%	1/15/23	BBB–	1,013,825

1,600	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	1,618,416
2,670	Total Energy Equipment & Services				2,632,241

	Equity Real Estate Investment Trusts – 1.5%

1,410	American Tower Company	5.000%	2/15/24	BBB	1,558,070

785	Crown Castle International Corporation	3.700%	6/15/26	BBB–	791,800

1,815	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	1,858,738

1,200	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,277,347
5,210	Total Equity Real Estate Investment Trusts				5,485,955

	Food & Staples Retailing – 0.5%

525	Pomegranate Merger Sub, Inc., (3)	9.750%	5/01/23	B–	440,344

1,225	Sysco Corporation	3.300%	7/15/26	A3	1,215,403
1,750	Total Food & Staples Retailing				1,655,747

	Food Products – 0.9%

1,200	Bunge Limited Finance Company	3.250%	8/15/26	BBB	1,146,703

1,045	Kraft Heinz Foods Company	4.375%	6/01/46	BBB–	1,018,442

NUVEEN	63

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food Products (continued)

$1,045	Smithfield Foods Inc., 144A	4.250%	2/01/27	BBB	$1,071,706
3,290	Total Food Products				3,236,851

	Health Care Equipment & Supplies – 0.1%

360	THC Escrow Corp III, 144A	5.125%	5/01/25	Ba3	361,350

	Health Care Providers & Services – 0.6%

430	HCA Inc.	5.500%	6/15/47	BBB–	445,050

540	Lifepoint Health Inc.	5.375%	5/01/24	Ba2	558,900

1,150	UnitedHealth Group Incorporated	4.750%	7/15/45	A+	1,322,863
2,120	Total Health Care Providers & Services				2,326,813

	Health Care Technology – 0.1%

535	Exela Intermediate LLC / Exela Financial Inc., 144A, (WI/DD)	10.000%	7/15/23	B	528,313

	Household Durables – 0.6%

875	Harman International Industries, Inc.	4.150%	5/15/25	BBB+	909,648

10	Lennar Corporation	4.750%	4/01/21	Ba1	10,600

1,230	Newell Brands Inc.	4.200%	4/01/26	BBB–	1,306,122
2,115	Total Household Durables				2,226,370

	Industrial Conglomerates – 0.4%

1,550	Siemens Financieringsmaatschappij NV, 144A	3.400%	3/16/27	A+	1,584,188

	Insurance – 2.1%

385	AFLAC Insurance	6.450%	8/15/40	A–	510,408

555	Genworth Holdings Inc.	4.800%	2/15/24	Ba3	457,875

2,030	Lincoln National Corporation	4.000%	9/01/23	A–	2,138,370

1,000	Symetra Financial Corporation	4.250%	7/15/24	Baa1	1,015,050

1,020	Unum Group	4.000%	3/15/24	BBB	1,053,598

850	Willis North America, Inc.	3.600%	5/15/24	BBB	858,346

1,440	XLIT Limited	4.450%	3/31/25	BBB	1,484,654
7,280	Total Insurance				7,518,301

	Internet Software & Services – 0.5%

1,370	eBay Inc.	3.800%	3/09/22	BBB+	1,431,498

500	j2 Cloud LLC/Global Inc., 144A	6.000%	7/15/25	BB	515,000
1,870	Total Internet Software & Services				1,946,498

	Leisure Products – 0.6%

1,950	Hyatt Hotels Corporation	3.375%	7/15/23	BBB	1,983,581

	Machinery – 0.8%

1,120	Cummins Engine Inc.	4.875%	10/01/43	A+	1,266,752

1,590	John Deere Capital Corporation	2.650%	6/24/24	A	1,578,466
2,710	Total Machinery				2,845,218

64	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media – 3.8%

$2,155	21st Century Fox America Inc.	6.650%	11/15/37	BBB+	$2,846,080

1,065	CBS Corporation	4.000%	1/15/26	BBB	1,102,135

1,060	Charter Communications Operating Capital Corporation	4.908%	7/23/25	BBB–	1,145,237

560	Cox Communications Inc., 144A	3.850%	2/01/25	BBB+	564,269

1,000	Cox Communications Inc., 144A	3.350%	9/15/26	BBB+	982,048

1,165	Discovery Communications Inc.	3.800%	3/13/24	BBB–	1,177,702

1,895	NBC Universal Media LLC	6.400%	4/30/40	A–	2,546,092

1,635	SES SA, 144A	3.600%	4/04/23	BBB	1,662,141

1,290	Time Warner Inc.	3.875%	1/15/26	BBB+	1,311,978

375	Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	402,188
12,200	Total Media				13,739,870

	Metals & Mining – 0.2%

550	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB	662,621

	Oil, Gas & Consumable Fuels – 4.4%

1,685	Berkshire Hathaway Energy Company	6.125%	4/01/36	A–	2,167,048

460	Calumet Specialty Products	6.500%	4/15/21	CCC+	397,900

370	Canadian Natural Resources Limited	5.850%	2/01/35	BBB+	410,765

455	Cheniere Corpus Christi Holdings, LLC, 144A	5.125%	6/30/27	BB–	466,375

700	Hess Corporation	3.500%	7/15/24	BBB–	681,118

955	Kinder Morgan Energy Partners, LP	4.250%	9/01/24	BBB–	986,815

1,335	MPLX LP	4.875%	6/01/25	BBB–	1,415,751

885	Occidental Petroleum Corporation	3.400%	4/15/26	A	893,090

630	Petro Canada	6.800%	5/15/38	A–	821,939

750	Petroleos del Peru SA, 144A	4.750%	6/19/32	BBB+	744,375

1,050	Petroleos Mexicanos, 144A	5.375%	3/13/22	BBB+	1,105,387

1,150	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	1,259,550

645	Sabine Pass Liquefaction	5.875%	6/30/26	BBB–	721,882

880	Southwestern Energy Company, (3)	4.100%	3/15/22	BB	820,050

495	Targa Resources Inc.	4.250%	11/15/23	BB–	483,244

1,185	Valero Energy Corporation	3.400%	9/15/26	BBB	1,159,334

1,380	Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	1,375,111
15,010	Total Oil, Gas & Consumable Fuels				15,909,734

	Paper & Forest Products – 0.8%

1,785	Domtar Corporation	6.750%	2/15/44	BBB–	1,931,623

990	Resolute Forest Products, (3)	5.875%	5/15/23	B+	964,013
2,775	Total Paper & Forest Products				2,895,636

	Personal Products – 0.3%

840	International Paper Company	8.700%	6/15/38	BBB	1,235,892

NUVEEN	65

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Pharmaceuticals – 0.6%

$1,000	Endo Finance LLC / Endo Finco Inc., 144A, (3)	6.000%	2/01/25	B–	$815,000

1,215	Teva Pharmaceutical Finance III, (3)	3.150%	10/01/26	BBB	1,153,980
2,215	Total Pharmaceuticals				1,968,980

	Real Estate Management & Development – 0.1%

310	Mattamy Group Corporation, 144A	6.875%	12/15/23	BB	316,588

	Road & Rail – 0.2%

450	Avis Budget Car Rental, 144A, (3)	6.375%	4/01/24	BB–	448,875

355	The Hertz Corporation, 144A, (3)	7.625%	6/01/22	BB–	354,148
805	Total Road & Rail				803,023

	Semiconductors & Semiconductor Equipment – 0.4%

1,255	Intel Corporation	3.150%	5/11/27	A+	1,259,426

	Software – 0.3%

1,165	Microsoft Corporation	3.300%	2/06/27	AAA	1,197,857

	Specialty Retail – 0.9%

1,005	AutoNation Inc.	4.500%	10/01/25	BBB–	1,048,728

1,380	Bed Bath and Beyond Incorporated	5.165%	8/01/44	BBB+	1,216,142

1,145	Lowes Companies, Inc.	3.100%	5/03/27	A–	1,139,899
3,530	Total Specialty Retail				3,404,769

	Technology Hardware, Storage & Peripherals – 0.8%

1,930	Hewlett Packard Enterprise Co	4.900%	10/15/25	BBB+	2,023,586

710	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	780,112
2,640	Total Technology Hardware, Storage & Peripherals				2,803,698

	Trading Companies & Distributors – 0.4%

1,425	Air Lease Corporation	3.875%	4/01/21	BBB	1,486,325

	Wireless Telecommunication Services – 1.0%

840	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	873,600

1,410	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	3.360%	9/20/21	Baa2	1,422,338

1,275	Telefonica Emisiones SAU	4.103%	3/08/27	BBB	1,317,400
3,525	Total Wireless Telecommunication Services				3,613,338
$181,553	Total Corporate Bonds (cost $183,014,089)				190,359,517

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.8%

	Banks – 2.5%

$835	Bank of America Corporation	6.300%	N/A (4)	BB+	$936,244

990	Citigroup Inc.	6.250%	N/A (4)	BB+	1,098,281

1,851	General Electric Capital Corporation	5.000%	N/A (4)	A	1,964,651

66	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$2,250	JP Morgan Chase & Company	6.750%	N/A (4)	BBB–	$2,556,563

1,100	KeyCorp	5.000%	N/A (4)	Baa3	1,120,625

1,085	SunTrust Bank Inc.	5.050%	N/A (4)	Baa3	1,101,275
8,111	Total Banks				8,777,639

	Capital Markets – 0.6%

755	Bank of New York Mellon	4.950%	N/A (4)	Baa1	787,465

780	Goldman Sachs Group Inc., (3)	5.300%	N/A (4)	Ba1	819,000

625	State Street Corporation	5.250%	N/A (4)	Baa1	659,375
2,160	Total Capital Markets				2,265,840

	Commercial Services & Supplies – 0.2%

770	AerCap Global Aviation Trust, (3)	6.500%	6/15/45	BB	818,125

	Consumer Finance – 0.6%

985	American Express Company	5.200%	N/A (4)	Baa2	1,020,706

1,165	Capital One Financial Corporation	5.550%	N/A (4)	Baa3	1,223,250
2,150	Total Consumer Finance				2,243,956

	Food Products – 0.4%

1,300	Land O’ Lakes Incorporated, 144A	8.000%	N/A (4)	BB	1,426,750

	Insurance – 1.5%

1,000	Allstate Corporation	5.750%	8/15/53	Baa1	1,095,000

1,245	MetLife Inc.	5.250%	N/A (4)	BBB	1,292,584

1,395	Principal Financial Group	4.700%	5/15/55	Baa2	1,440,338

1,500	Prudential Financial Inc.	5.200%	3/15/44	BBB+	1,590,000
5,140	Total Insurance				5,417,922
$19,631	Total $1,000 Par (or similar) Institutional Preferred (cost $19,551,921)				20,950,232

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONTINGENT CAPITAL SECURITIES – 1.5% (5)

	Banks – 1.2%

$770	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (3)	6.750%	N/A (4)	Baa2	$851,347

1,160	HSBC Holdings PLC	6.875%	N/A (4)	BBB	1,252,800

1,525	Nordea Bank AB, 144A	6.125%	N/A (4)	BBB	1,593,625

590	Standard Chartered PLC, 144A	7.500%	N/A (4)	Ba1	631,300
4,045	Total Banks				4,329,072

	Capital Markets – 0.3%

1,000	UBS Group AG, Reg S	7.125%	N/A (4)	BB+	1,058,750
$5,045	Total Contingent Capital Securities (cost $5,088,492)				5,387,822

NUVEEN	67

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)		Optional Call Provisions (6)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.3%

	Georgia – 0.3%

$750	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57		No Opt. Call	A–	$865,342
$750	Total Municipal Bonds (cost $816,228)				865,342

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES – 35.9%

$2,294	321 Henderson Receivables LLC, Series 2010-3A	3.820%	12/15/48	Aaa	$2,317,456

2,420	Ally Auto Receivables Trust, Series 2017-3	2.010%	3/15/22	AAA	2,421,586

2,590	American Express Credit Card Master Trust, Series 2017-1	1.930%	9/15/22	Aaa	2,595,690

1,556	American Homes 4 Rent, Series 2014-SFR2	3.786%	10/17/36	Aaa	1,625,983

3,165	AmeriCold LLC Trust, Series 2010	6.811%	1/14/29	A+	3,540,829

2,165	Bank 2017, Mortgage Series BNK4	3.625%	5/15/50	Aaa	2,245,838

540	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.366%	9/15/48	A–	543,926

345	Bank of America Commercial Mortgage Inc., Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	276,352

2,500	Bank of America Credit Card Trust, Series 2017-A1	1.950%	8/15/22	Aaa	2,508,262

153	Bank of America Funding Trust, Mortgage Pass-Through Certificates, Series 2007-4	5.500%	6/25/37	C	25,398

1,100	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP	4.284%	9/10/28	BBB–	1,112,047

950	Bayview Financial Mortgage Pass-Through Trust, Mortgage Pass-Through Certificate Series 2005-D	5.500%	12/28/35	A+	952,327

3,010	Capital One Multi-Asset Execution Trust, Series 2016-A4	1.330%	6/15/22	AAA	2,984,528

2,360	CitiBank Credit Card Issuance Trust, Series 2014-A6	2.150%	7/15/21	Aaa	2,379,278

2,342	CitiBank Credit Card Issuance Trust, Series 2014-A1	2.880%	1/23/23	Aaa	2,412,260

1,785	Commercial Mortgage Pass-Through Certificates 2015-CR22	4.123%	3/10/48	A–	1,772,458

1,485	Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.494%	10/10/48	A–	1,439,056

1,795	Commercial Mortgage Pass-Through Certificates, Series 2016-SAVA	3.526%	10/15/34	AA–	1,803,432

97	Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-J1	6.000%	2/25/34	A+	99,081

12	Countrywide Home Loans, Asset-Backed Certificates, Series 2003-SC1	3.466%	9/25/23	Baa3	14,058

1,885	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-8	6.158%	4/25/33	BBB–	1,873,066

1,165	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	AAA	1,163,492

930	Discover Card Execution Trust 2015-A2	1.900%	10/17/22	AAA	931,113

1,485	Discover Card Execution Trust 2017-A2	2.390%	7/15/24	AAA	1,498,346

1,745	Dominos Pizza Master Issuer LLC, Series 2017-1A, (WI/DD)	3.082%	7/25/47	BBB+	1,736,547

19	Fannie Mae Mortgage Pool FN 673010	5.500%	12/01/17	Aaa	19,148

68	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$271		Fannie Mae Mortgage Pool FN 254513	6.000%	10/01/22	Aaa	$304,351

802		Fannie Mae Mortgage Pool FN 255575	5.500%	1/01/25	Aaa	887,658

57		Fannie Mae Mortgage Pool FN 340798	7.000%	4/01/26	Aaa	61,169

50		Fannie Mae Mortgage Pool FN 250551	7.000%	5/01/26	Aaa	55,585

516		Fannie Mae Mortgage Pool FN 256852	6.000%	8/01/27	Aaa	579,797

223		Fannie Mae Mortgage Pool FN 252255	6.500%	2/01/29	Aaa	248,083

429		Fannie Mae Mortgage Pool FN 254169	6.500%	12/01/31	Aaa	496,186

481		Fannie Mae Mortgage Pool FN 745101	6.000%	4/01/32	Aaa	533,182

416		Fannie Mae Mortgage Pool FN 254379	7.000%	7/01/32	Aaa	490,371

156		Fannie Mae Mortgage Pool FN 545813	7.000%	7/01/32	Aaa	179,285

97		Fannie Mae Mortgage Pool FN 545815	7.000%	7/01/32	Aaa	114,521

784		Fannie Mae Mortgage Pool FN 6888330	6.000%	3/01/33	Aaa	900,157

559		Fannie Mae Mortgage Pool FN 555798	6.500%	5/01/33	Aaa	634,560

1,495		Fannie Mae Mortgage Pool FN 709446	5.500%	7/01/33	Aaa	1,684,132

1,040		Fannie Mae Mortgage Pool FN 735273	6.500%	6/01/34	Aaa	1,192,278

136		Fannie Mae Mortgage Pool FN 781776	6.000%	10/01/34	Aaa	155,578

390		Fannie Mae Mortgage Pool FN 885536	6.000%	8/01/36	Aaa	449,351

452		Fannie Mae Mortgage Pool FN 900555	6.000%	9/01/36	Aaa	520,724

128		Fannie Mae Mortgage Pool FN 256845	6.500%	8/01/37	Aaa	143,277

166		Fannie Mae Mortgage Pool FN 256890	6.000%	9/01/37	Aaa	178,299

—	(7)	Fannie Mae Mortgage Pool FN 983077	5.000%	5/01/38	Aaa	159

—	(7)	Fannie Mae Mortgage Pool FN 985344	5.500%	7/01/38	Aaa	96

1,852		Fannie Mae Mortgage Pool FN AC1877	4.500%	9/01/39	Aaa	1,995,575

1,520		Fannie Mae Mortgage Pool FN 932323	4.500%	12/01/39	Aaa	1,636,811

1,918		Fannie Mae Mortgage Pool FN AD4375	5.000%	5/01/40	Aaa	2,096,329

3,713		Fannie Mae Mortgage Pool FN AE7265	4.000%	1/01/41	Aaa	3,919,342

816		Fannie Mae Mortgage Pool FN MA1028	4.000%	4/01/42	Aaa	860,899

2,944		Fannie Mae Mortgage Pool FN AT2722	3.000%	5/01/43	Aaa	2,955,871

1,857		Fannie Mae Mortgage Pool FN AS3907	4.000%	11/01/44	Aaa	1,952,646

1,763		Fannie Mae Mortgage Pool FN MA2484	4.000%	12/01/45	Aaa	1,853,777

2,257		Fannie Mae Mortgage Pool AS6652	3.500%	2/01/46	Aaa	2,319,216

2,429		Fannie Mae Mortgage Pool FN AS6880	3.500%	3/01/46	Aaa	2,495,767

3,557		Fannie Mae Mortgage Pool FN AS7544	3.500%	7/01/46	Aaa	3,654,394

6,942		Fannie Mae Mortgage Pool FN MA2808	4.000%	11/01/46	Aaa	7,299,268

1		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1988-24 G	7.000%	10/25/18	Aaa	1,110

1		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1989-44 H	9.000%	7/25/19	Aaa	721

1		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1989-90 E	8.700%	12/25/19	Aaa	549

NUVEEN	69

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$1		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1990-30 E	6.500%	3/25/20	Aaa	$1,192

4		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1990-61 H	7.000%	6/25/20	Aaa	3,861

3		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1990-72 B	9.000%	7/25/20	Aaa	3,711

5		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1990-102 J	6.500%	8/25/20	Aaa	5,726

36		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1990-105 J	6.500%	9/25/20	Aaa	37,864

14		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1991-56 M	6.750%	6/25/21	Aaa	14,498

25		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1991-134 Z	7.000%	10/25/21	Aaa	27,116

2		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1992-120 C	6.500%	7/25/22	Aaa	2,436

131		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 1996-35 Z	7.000%	7/25/26	Aaa	146,825

889		Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates R 2005-62 JE	5.000%	6/25/35	Aaa	938,791

738		Fannie Mae REMIC Pass-Through Certificates	3.843%	12/25/42	AAA	287,645

1,000		Fannie Mae TBA, Mortgage Pool, (WI/DD)	5.000%	TBA	Aaa	1,091,247

5,465		Fannie Mae TBA, Mortgage Pool, (WI/DD)	4.500%	TBA	Aaa	5,853,950

1,195		Fannie Mae TBA, Mortgage Pool, (WI/DD)	4.000%	TBA	Aaa	1,253,793

2,850		Fannie Mae TBA, Mortgage Pool, (WI/DD)	3.500%	TBA	Aaa	2,921,164

5,165		Fannie Mae TBA, Mortgage Pool, (WI/DD)	3.000%	TBA	Aaa	5,148,855

—	(7)	Federal Home Loan Mortgage Corporation, REMIC R 6 C	9.050%	6/15/19	Aaa	76

3		Federal Home Loan Mortgage Corporation, REMIC R 1022 J	6.000%	12/15/20	Aaa	3,505

6		Federal Home Loan Mortgage Corporation, REMIC R 162 F	7.000%	5/15/21	Aaa	6,328

5		Federal Home Loan Mortgage Corporation, REMIC R 1118 Z	8.250%	7/15/21	Aaa	4,926

23		Federal Home Loan Mortgage Corporation, REMIC R 188 H	7.000%	9/15/21	Aaa	24,395

4		Federal Home Loan Mortgage Corporation, REMIC R 1790 A	7.000%	4/15/22	Aaa	3,706

257		Federal Home Loan Mortgage Corporation, REMIC R 3591 FP	1.826%	6/15/39	Aaa	258,225

16		Freddie Mac Mortgage Pool, Various FG 10023	4.500%	3/01/18	Aaa	16,115

88		Freddie Mac Mortgage Pool, Various FG P10032	4.500%	5/01/18	Aaa	87,990

232		Freddie Mac Mortgage Pool, Various FG C00676	6.500%	11/01/28	Aaa	263,965

349		Freddie Mac Mortgage Pool, Various FG A17212	6.500%	7/01/31	Aaa	385,656

154		Freddie Mac Mortgage Pool, Various FG A15521	6.000%	11/01/33	Aaa	173,053

85		Freddie Mac Mortgage Pool, Various FG H09059	7.000%	8/01/37	Aaa	92,221

1,000		Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K711	3.562%	8/25/45	AA	1,024,399

70	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGED-BACKED SECURITIES (continued)

$1,315	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.365%	5/25/45	AA	$1,345,615

433	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP2 1A2	7.500%	3/25/35	B1	467,601

473	Goldman Sachs Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2005-RP3 1A2	7.500%	9/25/35	B3	503,285

1,175	Goldman Sachs Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	930,928

87	Government National Mortgage Association Pool GN 537699	7.500%	11/15/30	Aaa	95,532

2,398	Government National Mortgage Association Pool G2 4946	4.500%	2/20/41	Aaa	2,576,524

2,055	JP Morgan Chase Commercial Mortgage Securities Trust, Pass-Through Certificates 2017-JP5	3.723%	3/15/50	Aaa	2,151,824

21	Lehman Mortgage Trust, Mortgage Pass Through Certificates, Series 2008-6	5.052%	7/25/47	A+	20,600

446	Master Resecuritization Trust 2009-1	6.000%	10/25/36	AA	453,893

1,459	Mid-State Capital Corporation Trust Notes, Series 2005-1	5.745%	1/15/40	AA	1,558,691

1,290	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, 144A	4.756%	6/15/47	BBB–	1,159,950

895	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22	4.242%	4/15/48	BBB–	756,006

515	Mortgage Asset Securitization Transaction Inc., Alternative Loan Trust Mortgage Pass-Through Certificates Series 2004-1	7.000%	1/25/34	BBB–	524,000

970	New Residential Advance Receivable Trust , Series 2016-T1	4.377%	6/15/49	BBB	975,491

1,455	New Residential Advance Receivable Trust, Series 2017-T1, 144A	4.002%	2/15/51	BBB	1,463,000

1,915	OMART Receivables Trust, Series 2016-T2	4.446%	8/16/49	BBB	1,867,925

2,856	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	2,960,539

1,327	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	3.334%	10/20/35	D	1,166,254

2,650	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C29	3.637%	6/15/48	Aaa	2,753,753

920	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C30, 144A	4.495%	9/15/58	BBB–	804,956

1,240	World Omni Auto Receivables Trust, Series 2016-B	1.300%	2/15/22	AAA	1,229,468
$125,752	Total Asset-Backed and Mortgaged-Backed Securities (cost $126,083,434)				128,991,700

Principal Amount (000) (8)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 2.7%

	Argentina – 0.3%

$1,100	Republic of Argentina	6.875%	1/26/27	B	$1,137,400

	Egypt – 0.2%

680	Arab Republic of Egypt, 144A	7.500%	1/31/27	B	722,160

NUVEEN	71

Nuveen Core Plus Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000) (8)		Description (1)	Coupon	Maturity	Ratings (2)	Value

		Germany – 1.0%

3100	EUR	Deutschland Republic, Reg S	0.250%	2/15/27	Aaa	$3,463,864

		Mexico – 1.0%

741	MXN	Mexico Bonos de DeSarrollo	5.750%	3/05/26	A3	3,811,574

		Sri Lanka – 0.2%

$700		Republic of Sri Lanka, 144A	6.200%	5/11/27	B+	698,886
		Total Sovereign Debt (cost $9,575,010)				9,833,884
		Total Long-Term Investments (cost $344,129,174)				356,388,497

Shares		Description (1)	Coupon			Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 2.4%

		Money Market Funds – 2.4%

8,787,463		First American Government Obligations Fund, Class X, (13)	0.883% (9)			$8,787,463
		Total Investments Purchased with Collateral from Securities Lending (cost $8,787,463)				8,787,463

Shares		Description (1)	Coupon			Value

		SHORT-TERM INVESTMENTS – 5.0%

		Money Market Funds – 5.0%

18,106,253		First American Treasury Obligations Fund, Class Z	0.847% (9)			$18,106,253
		Total Short-Term Investments (cost $18,106,253)				18,106,253
		Total Investments (cost $371,022,890) – 106.5%				383,282,213
		Other Assets Less Liabilities – (6.5)% (10)				(23,458,976)
		Net Assets – 100%				$359,823,237

Investments in Derivatives as of June 30, 2017

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Bank of America, N.A.	Euro	3,065,000	U.S. Dollar	3,432,622	8/25/17	$(78,525)
Morgan Stanley Capital Services LLC	Hungarian Forint	520,000,000	U.S. Dollar	1,823,257	7/17/17	(101,172)
Morgan Stanley Capital Services LLC	U.S. Dollar	1,900,828	Hungarian Forint	520,000,000	7/17/17	23,601
Morgan Stanley Capital Services LLC	Mexican Peso	68,000,000	U.S. Dollar	3,681,822	8/11/17	(38,695)
						$(194,791)

Credit Default Swaps (OTC Cleared)

Clearing Broker	Referenced Entity	Buy/Sell Protection (11)	Current Credit Spread (12)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.*	Markit CDX.NA.HY.28	Buy	3.392%	$7,600,000	5.000%	6/20/22	$(535,237)	$27,732	$(3,126)
*	Chicago Mercantile Exchange is the clearing house for this transaction.

72	NUVEEN

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	Short	(239)	9/17	$(30,001,969)	$67,218	$80,203
U.S. Treasury 5-Year Note	Long	49	9/17	5,773,961	(8,422)	(13,146)
U.S. Treasury Long Bond	Long	16	9/17	2,459,000	(9,000)	22,393
U.S. Treasury Ultra Bond	Long	46	9/17	7,630,250	(31,625)	123,093
				$(14,138,758)	$18,171	$212,543
*	The aggregate Notional Amount at Value of long and short positions is $15,863,211 and $(30,001,969), respectively.

Options Purchased

Number of Contracts	Description	Notional Amount (14)	Expiration Date	Strike Price	Value
63	U.S. Treasury 10-Year Future	$803,250	8/17	$127.5	$2,953
63	Total Call Options Purchased (premiums paid $16,604)				$2,953

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $8,437,582.

(4)	Perpetual security. Maturity date is not applicable.

(5)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(6)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(7)	Principal Amount (000) rounds to less than $1,000.

(8)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(9)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(10)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(11)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(12)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(13)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(14)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

MXN	Mexican Peso

EUR	Euro

See accompanying notes to financial statements.

NUVEEN	73

Nuveen High Income Bond Fund

Portfolio of Investments	June 30, 2017

Shares	Description (1)			Value

	LONG-TERM INVESTMENTS – 95.5%

	COMMON STOCKS – 1.3%

	Building Products – 0.0%

526	Dayton Superior Corporation, (2), (3)			$30,195

585	Dayton Superior, (3)			33,550
	Total Building Products			63,745

	Capital Markets – 0.0%

5,732	Adamas Finance Asia Limited, (2)			3,267

10,000	Och-Ziff Capital Management Group, Class A Shares			25,600
	Total Capital Markets			28,867

	Electric Utilities – 0.7%

71,545	Exelon Corporation			2,580,628

	Energy Equipment & Services – 0.1%

1,644	Key Energy Services Inc., (2), (4)			31,639

10,000	Patterson-UTI Energy, Inc.			201,900
	Total Energy Equipment & Services			233,539

	Independent Power & Renewable Electricity Producers – 0.1%

38,125	Vistra Energy Corporation, (2)			640,119

	Metals & Mining – 0.0%

499,059	Northland Resources SA, (2), (3)			50

	Oil, Gas & Consumable Fuels – 0.4%

8,999	Arch Coal Inc., (4)			614,700

50,119	Connacher Oil and Gas Limited, (2), (3)			5

19,121	Golden Close Maritime Corporation Limited, (2), (5)			5,153

32,250	Peabody Energy Corporation, (2), (4)			788,512

4,145	Penn Virginia Corporation, (2)			152,338
	Total Oil, Gas & Consumable Fuels			1,560,708
	Total Common Stocks (cost $6,604,468)			5,107,656

Shares	Description (1)	Coupon	Ratings (6)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.1%

	Independent Power & Renewable Electricity Producers – 0.1%

14,500	Dynegy Inc., (5)	5.375%	N/R	$416,875

	Multi-Utilities – 0.6%

27,000	Dominion Resources Inc.	6.375%	BBB	1,290,600

20,000	DTE Energy Company	5.000%	BBB–	1,097,000
	Total Multi-Utilities			2,387,600

74	NUVEEN

Shares	Description (1)	Coupon		Ratings (6)	Value

	Oil, Gas & Consumable Fuels – 0.4%

29,700	Anadarko Petroleum Corporation	7.500%		N/R	$1,220,343
	Total Convertible Preferred Securities (cost $4,175,730)				4,024,818

Principal Amount (000)	Description (1)	Coupon (8)	Maturity (7)	Ratings (6)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 3.0% (8)

	Containers & Packaging – 0.2%

$1,000	Packaging Coordinators Inc, Second Lien Term Loan	9.900%	6/30/24	CCC+	$990,000

	Diversified Financial Services – 0.4%

1,759	Jill Acquisition LLC, First Lien Term Loan B	6.180%	5/08/22	B	1,724,614

	Diversified Telecommunication Services – 0.3%

1,363	Birch Communications Inc., First Lien Term Loan B	8.400%	4/19/20	B–	1,004,229

	Hotels, Restaurants & Leisure – 0.2%

656	Amaya BV, Second Lien Term Loan	8.147%	7/29/22	B	660,270

	Independent Power & Renewable Electricity Producers – 0.4%

130	Empire Generating Company LLC, Term Loan C	5.430%	3/13/21	B	125,760

1,319	Empire Generating Company LLC	5.430%	3/13/21	B	1,272,176
1,449	Total Independent Power & Renewable Electricity Producers				1,397,936

	IT Services – 0.1%

500	Optiv Security Inc., Second Lien Term Loan	8.438%	1/13/25	Caa1	490,625

	Oil, Gas & Consumable Fuels – 0.4%

2,493	Fieldwood Energy LLC, Second Lien Term Loan	8.375%	9/30/20	CCC–	1,402,094

	Paper & Forest Products – 0.2%

933	Verso Paper Holdings LLC, First Lien Term Loan	12.242%	10/14/21	BB	933,775

	Professional Services – 0.8%

2,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.795%	2/28/22	CCC+	2,015,000

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.952%	2/28/22	CCC+	1,005,630
3,000	Total Professional Services				3,020,630
$13,153	Total Variable Rate Senior Loan Interests (cost $12,244,990)				11,624,173

Shares	Description (1)	Coupon		Ratings (6)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 2.0%

	Equity Real Estate Investment Trusts – 0.8%

60,000	Colony Northstar, Inc., (5)	7.500%		N/R	$1,590,600

50,960	Colony Northstar, Inc.	7.125%		N/R	1,312,220
	Total Equity Real Estate Investment Trusts				2,902,820

	Food Products – 0.3%

34,685	CHS Inc.	6.750%		N/R	980,892

NUVEEN	75

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Shares	Description (1)	Coupon		Ratings (6)	Value

	Household Durables – 0.1%

63,610	Hovnanian Enterprises Incorporated	7.625%		Ca	$451,631

	Insurance – 0.4%

60,000	AmTrust Financial Services Inc., (4)	7.250%		N/R	1,464,000

	Oil, Gas & Consumable Fuels – 0.4%

60,000	Nustar Energy LP	8.500%		Ba3	1,567,800
	Total $25 Par (or similar) Retail Preferred (cost $7,381,545)				7,367,143

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	CORPORATE BONDS – 80.3%

	Aerospace & Defense – 1.7%

$2,500	Bombardier Inc., 144A	7.500%	3/15/25	B	$2,593,750

1,500	StandardAero Aviation Holdings Inc., 144A	10.000%	7/15/23	CCC	1,661,250

2,200	TransDigm Inc.	6.375%	6/15/26	B–	2,233,000
	Total Aerospace & Defense				6,488,000

	Airlines – 1.2%

175	American Airlines Group Inc., 144A, (4)	4.625%	3/01/20	BB–	180,997

2,000	Virgin Australia Holdings Limited, 144A	7.875%	10/15/21	B–	2,087,500

3,175	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B–	2,222,500
	Total Airlines				4,490,997

	Auto Components – 1.2%

2,500	Dana Holding Corporation	6.000%	9/15/23	BB	2,606,250

1,950	Tupy S/A, 144A	6.625%	7/17/24	BB	1,998,750
	Total Auto Components				4,605,000

	Banks – 0.4%

1,500	Curo Financial Technologies Corporation, 144A	12.000%	3/01/22	B–	1,575,000

	Building Products – 1.1%

809	Corporativo Javer S.A. de C.V, 144A	9.875%	4/06/21	BB–	833,270

1,500	Euramax International Inc., 144A	12.000%	8/15/20	B–	1,635,000

2,000	NWH Escrow Corporation, 144A	7.500%	8/01/21	B–	1,780,000

300	Odebrecht Finance Limited, 144A	7.125%	6/26/42	CCC+	120,750
	Total Building Products				4,369,020

	Chemicals – 3.3%

1,500	CF Industries Inc.	5.375%	3/15/44	BB+	1,342,500

2,000	Chemours Co	7.000%	5/15/25	B+	2,180,000

2,400	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	2,511,000

2,838	Kraton Polymers LLC/CAP, 144A	10.500%	4/15/23	B–	3,277,890

2,000	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	2,055,000

1,300	PolyOne Corporation	5.250%	3/15/23	BB–	1,365,000
	Total Chemicals				12,731,390

76	NUVEEN

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Commercial Services & Supplies – 1.2%

$2,000	ADT Corporation	6.250%	10/15/21	BB–	$2,177,500

2,375	R.R. Donnelley & Sons Company	7.875%	3/15/21	B+	2,570,938
	Total Commercial Services & Supplies				4,748,438

	Construction & Engineering – 1.2%

2,250	HC2 Holdings, Inc., 144A	11.000%	12/01/19	B–	2,300,625

2,472	Michael Baker Holdings LLC Finance Corporation, 144A	8.875%	4/15/19	CCC	2,422,338
	Total Construction & Engineering				4,722,963

	Construction Materials – 0.5%

1,750	Norbord Inc., 144A	6.250%	4/15/23	Ba1	1,868,125

	Consumer Finance – 1.2%

3,000	Enova International, Inc.	9.750%	6/01/21	B–	3,120,000

1,500	First Data Corporation, 144A	7.000%	12/01/23	B	1,601,250
	Total Consumer Finance				4,721,250

	Containers & Packaging – 0.8%

2,120	Cascades Inc., 144A	5.500%	7/15/22	BB–	2,162,400

1,275	PaperWorks Industries Inc., 144A	9.500%	8/15/19	CCC+	943,500
	Total Containers & Packaging				3,105,900

	Diversified Consumer Services – 0.6%

3,185	Jones Group Inc.	6.125%	11/15/34	Ca	589,225

1,600	Prime Security Services Borrower LLC / Prime Finance, Inc., 144A	9.250%	5/15/23	B–	1,738,656
	Total Diversified Consumer Services				2,327,881

	Diversified Financial Services – 2.4%

3,470	CNG Holdings Inc., 144A	9.375%	5/15/20	CCC	3,070,950

2,000	Hexion 2 US Financial Corp., 144A	13.750%	2/01/22	CCC	1,760,000

2,180	James Hardie International Finance Limited, 144A	5.875%	2/15/23	Ba1	2,283,550

2,200	Stoneway Capital Corporation, 144A	10.000%	3/01/27	B	2,321,704
	Total Diversified Financial Services				9,436,204

	Diversified Telecommunication Services – 4.7%

1,000	CenturyLink Inc.	5.800%	3/15/22	BB+	1,040,000

3,350	CenturyLink Inc.	7.650%	3/15/42	BB+	3,111,312

2,350	Consolidated Communications Finance Company	6.500%	10/01/22	B–	2,338,250

2,000	Frontier Communications Corporation	10.500%	9/15/22	B+	1,907,500

3,675	GCI Inc.	6.875%	4/15/25	BB–	3,973,594

1,500	Inelsat Connect Finance SA, 144A	12.500%	4/01/22	CCC–	1,353,750

1,000	IntelSat Jackson Holdings	5.500%	8/01/23	CCC+	827,500

1,000	IntelSat Limited	7.750%	6/01/21	CCC–	550,000

1,560	Xplornet Communications, Inc., 144A	9.625%	6/01/22	CCC	1,622,400

NUVEEN	77

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Diversified Telecommunication Services (continued)

$1,500	Ziggo Secured Finance BV, 144A	5.500%	1/15/27	BB+	$1,531,875
	Total Diversified Telecommunication Services				18,256,181

	Electric Utilities – 0.8%

3,000	ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	3,060,372

1,000	Texas Competitive Electric Holdings Co LLC / TCEH Finance, Inc., 144A	11.500%	10/01/20	N/R	2,500
	Total Electric Utilities				3,062,872

	Electrical Equipment – 0.4%

1,500	Park Aerospace Holdings Limited, 144A	5.500%	2/15/24	BB	1,566,750

	Energy Equipment & Services – 3.3%

2,650	Calfrac Holdings LP, 144A	7.500%	12/01/20	CCC–	2,279,000

2,750	Ensco PLC, (4)	4.500%	10/01/24	BB	2,117,500

4,000	Murray Energy Corporation, 144A	11.250%	4/15/21	CCC	3,020,000

1,700	Noble Holding International Limited	7.750%	1/15/24	BB–	1,341,827

1,170	Pacific Drilling V Limited, 144A	7.250%	12/01/17	Ca	595,237

2,379	Parker Drilling Company	6.750%	7/15/22	B–	1,825,883

599	SAExploration Holdings Inc., 144A	10.000%	4/14/19	N/R	387,741

1,200	SESI, LLC, (4)	7.125%	12/15/21	BB–	1,143,000
	Total Energy Equipment & Services				12,710,188

	Equity Real Estate Investment Trusts – 0.8%

2,000	Communications Sales & Leasing Inc., 144A, (4)	6.000%	4/15/23	BB+	2,081,240

1,000	Uniti Group Inc/Uniti Fiber Holdings Inc/ CLS Capital LLC, 144A	7.125%	12/15/24	BB–	991,250
	Total Equity Real Estate Investment Trusts				3,072,490

	Food & Staples Retailing – 2.9%

2,000	Albersons Cos LLC/Safeway Inc/New Albertson’s Inc/Albertson’s LLC, 144A	6.625%	6/15/24	B+	1,985,000

1,819	Albertson’s, Inc.	7.450%	8/01/29	B–	1,764,430

2,000	Pomegranate Merger Sub, Inc., 144A, (4)	9.750%	5/01/23	B–	1,677,500

1,750	Rite Aid Corporation	6.750%	6/15/21	B	1,797,250

2,750	Supervalu Inc., (4)	7.750%	11/15/22	B–	2,674,375

1,750	Tops Holding LLC / Tops Markets II Corporation, 144A	8.000%	6/15/22	CCC+	1,437,187
	Total Food & Staples Retailing				11,335,742

	Food Products – 1.3%

500	JBS USA LLC, 144A	7.250%	6/01/21	BB	499,750

2,000	Marfrig Holding Europe BV, 144A	7.000%	3/15/24	BB–	1,932,500

2,700	Nova Austral SA, 144A, Reg S, (WI/DD)	8.250%	5/26/21	N/R	2,723,625
	Total Food Products				5,155,875

	Health Care Equipment & Supplies – 0.9%

1,000	Tenet Healthcare Corporation, 144A, (4)	7.500%	1/01/22	Ba3	1,084,800

78	NUVEEN

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Health Care Equipment & Supplies (continued)

$2,250		Tenet Healthcare Corporation	6.000%	10/01/20	BB–	$2,410,312
		Total Health Care Equipment & Supplies				3,495,112

		Health Care Providers & Services – 1.9%

2,200		Community Health Systems, Inc.	6.875%	2/01/22	CCC+	1,922,250

1,775		HCA Inc.	5.250%	6/15/26	BBB–	1,914,337

2,000		Kindred Healthcare Inc.	8.000%	1/15/20	B–	2,100,000

1,500		Kindred Healthcare Inc., (4)	8.750%	1/15/23	B–	1,576,875
		Total Health Care Providers & Services				7,513,462

		Health Care Technology – 0.6%

2,500		Exela Intermediate LLC / Exela Financial Inc., 144A, (WI/DD)	10.000%	7/15/23	B	2,468,750

		Hotels, Restaurants & Leisure – 2.4%

2,250		1011778 BC ULC/New Red Finance Inc., 144A	4.250%	5/15/24	Ba3	2,235,803

3,100		Grupo Posadas SAB de CV, 144A	7.875%	6/30/22	B+	3,200,750

2,500		Penn National Gaming Inc., 144A	5.625%	1/15/27	B+	2,546,875
1600	CAD	River Cree Enterprises LP, 144A	11.000%	1/20/21	CCC+	1,259,778
		Total Hotels, Restaurants & Leisure				9,243,206

		Household Durables – 2.1%

3,950		Beazer Homes USA, Inc.	8.750%	3/15/22	B3	4,404,250

1,800		New Home Company Inc., 144A	7.250%	4/01/22	B–	1,863,000

500		Rent-A-Center, Inc., (4)	4.750%	5/01/21	B3	452,500

1,500		William Lyon Homes Incorporated	5.875%	1/31/25	B–	1,545,000
		Total Household Durables				8,264,750

		Independent Power & Renewable Electricity Producers – 1.6%

1,800		Dynegy Inc., 144A, (4)	8.000%	1/15/25	B+	1,746,000

1,000		GenOn Energy Inc., (10)	9.500%	10/15/18	Caa3	605,000

2,000		NRG Energy Inc., (4)	6.250%	5/01/24	BB–	2,020,000

2,450		Talen Energy Supply LLC, (4)	6.500%	6/01/25	BB–	1,727,250
		Total Independent Power & Renewable Electricity Producers				6,098,250

		Industrial Conglomerates – 0.4%

1,750		Techniplas, LLC, 144A	10.000%	5/01/20	B	1,505,000

		Insurance – 0.4%

1,500		Genworth Financial Inc.	7.625%	9/24/21	Ba3	1,447,500

		Internet Software & Services – 2.0%

3,860		Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	4,091,600

2,300		Inception Merger Sub Inc / Rackspace Hosting Inc., 144A, (4)	8.625%	11/15/24	BB–	2,449,500

1,500		Sungard Availability Services Capital, Inc., 144A	8.750%	4/01/22	CCC	1,237,500
		Total Internet Software & Services				7,778,600

NUVEEN	79

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		IT Services – 0.9%

$3,280		Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	B	$3,540,334

		Leisure Products – 0.5%

1,750		Gateway Casinos & Entertainment Limited, 144A	8.250%	3/01/24	CCC+	1,820,000

		Machinery – 1.4%

1,730		Airxcel Incorporated, 144A	8.500%	2/15/22	B	1,820,825

1,500		BlueLine Rental Finance Corp / BlueLine Rental LLC, 144A	9.250%	3/15/24	B	1,560,000

1,750		CNH Industrial Capital LLC	4.375%	11/06/20	BBB–	1,835,330
		Total Machinery				5,216,155

		Marine – 1.1%

2,000		Eletson Holdings Inc., 144A	9.625%	1/15/22	B2	1,640,000

2,900		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B	2,457,750
		Total Marine				4,097,750

		Media – 7.0%

2,500		CBS Radio, Inc., 144A, (4)	7.250%	11/01/24	B–	2,575,000

1,000		CCO Holdings LLC Finance Corporation	5.250%	9/30/22	BB+	1,029,400

1,850		Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB+	1,908,969

2,000		Dish DBS Corporation	6.750%	6/01/21	Ba3	2,220,000

925		iHeartCommunications, Inc.	11.250%	3/01/21	Caa1	697,219

1,950		iHeartCommunications, Inc.	7.250%	10/15/27	CC	721,500

1,750		Lee Enterprises Inc., 144A, (4)	9.500%	3/15/22	B2	1,802,500

1,500		McClatchy Company, (4)	9.000%	12/15/22	B1	1,552,500

2,450		McGraw-Hill Global Education Holdings, 144A, (4)	7.875%	5/15/24	B3	2,370,375

3,350		Numericable Group SA, 144A	7.375%	5/01/26	B+	3,634,750

2,000		Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	2,067,500

750		SiTV Inc., 144A	10.375%	7/01/19	CCC+	528,750

3150	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	2,554,347

3,000		VTR Finance BV, 144A	6.875%	1/15/24	BB–	3,180,000
		Total Media				26,842,810

		Metals & Mining – 4.9%

1,000		AK Steel Corporation, (4)	7.000%	3/15/27	B–	1,032,500

2,000		Aleris International Inc., 144A	9.500%	4/01/21	B	2,056,580

1,000		Allegheny Technologies Inc.	7.875%	8/15/23	B	1,045,000

500		Ferroglobe PLC / Globe Specialty Metals Inc., 144A	9.375%	3/01/22	B+	537,500

1,500		FMG Resources, 144A	5.125%	5/15/24	BB+	1,500,000

2,395		Hudbay Minerals, Inc., 144A	7.625%	1/15/25	B	2,508,762

2,000		IAMGOLD Corporation, 144A	7.000%	4/15/25	B+	2,060,000

1,500		New Gold Incorporated, 144A	6.375%	5/15/25	B	1,545,000

3,504		Northland Resources AB, 144A, Reg S	15.000%	7/15/19	N/R	35,044

80	NUVEEN

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Metals & Mining (continued)

$1,583		Northland Resources AB, 144A, Reg S, (10)	4.000%	10/15/20	N/R	$16

3,150		SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp., 144A	7.500%	6/15/25	BB–	3,110,625

2,000		Taseko Mines Limited, 144A	8.750%	6/15/22	B–	1,995,000

1,835		Westmoreland Coal Co, 144A	8.750%	1/01/22	CCC+	1,614,800
		Total Metals & Mining				19,040,827

		Multiline Retail – 0.4%

2,000		J.C. Penney Company Inc.	7.400%	4/01/37	B+	1,515,000

		Oil, Gas & Consumable Fuels – 10.0%

2,529		American Eagle Energy Corporation, 144A, (10)	11.000%	9/01/19	N/R	25,289

2,834		Armstrong Energy Inc., (10)	11.750%	12/15/19	Caa2	1,133,600

2,125		Ascent Resources – Utica LLC / AEU Finance Corporation, 144A	10.000%	4/01/22	B–	2,125,000

2,150		Bellatrix Exploration Limited, 144A	8.500%	5/15/20	B	1,932,312

1,500		Bill Barrett Corporation, 144A	8.750%	6/15/25	CCC+	1,260,000

1,500		California Resources Corporation, 144A	8.000%	12/15/22	CCC+	948,750

1,300		Calumet Specialty Products	6.500%	4/15/21	CCC+	1,124,500

1,100		Calumet Specialty Products	7.625%	1/15/22	CCC+	962,500

1,840		Cheniere Corpus Christi Holdings, LLC	5.875%	3/31/25	BB–	1,961,900

1,000		Chesapeake Energy Corporation, 144A, (4)	8.000%	6/15/27	CCC	982,500

2,650		Chesapeake Energy Corporation	6.875%	11/15/20	CCC	2,650,000

1,875		Clean Energy Fuels Corporation, 144A	5.250%	10/01/18	N/R	1,846,875

1,499		Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corporation	12.000%	11/01/21	B–	1,543,970

2,700		Denbury Resources Inc., 144A	9.000%	5/15/21	B	2,571,750

2,000		DOF Subsea AS, 144A	9.500%	3/14/22	N/R	1,940,018

750		EP Energy LLC and Everest Acquisition Finance, Inc., 144A	8.000%	2/15/25	Caa1	558,750

760		Golden Close Maritime Corporation Limited, 144A, Reg S, (10)	8.000%	3/29/22	N/R	691,206

—	(13)	Golden Close Maritime Corporation Limited	0.000%	3/29/22	N/R	22

2,000		Gulfport Energy Corporation, 144A	6.375%	5/15/25	B+	1,970,000

1,425		Halcon Resources Corporation, 144A, (4)	6.750%	2/15/25	B–	1,282,500

1,360		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	1,373,600

2,704		Metro Exploration Holding Inc., (10)	11.500%	2/16/20	N/R	270

1,050		Oasis Petroleum Inc., (4)	6.875%	3/15/22	B+	1,018,500

1,000		PBF Holding Company LLC, 144A	7.250%	6/15/25	BB	963,750

3,000		Peabody Energy Corporation, (3)	6.500%	9/15/20	N/R	—

1,350		Petrobras Global Finance BV	6.250%	3/17/24	BB	1,375,650

2,750		Petrobras Global Finance BV	7.375%	1/17/27	BB	2,909,500

1,952		Talos Production LLC, 144A	9.750%	2/15/18	N/R	1,239,520

2,250		Ultra Resources, Inc., 144A	7.125%	4/15/25	BB	2,219,063
		Total Oil, Gas & Consumable Fuels				38,611,295

NUVEEN	81

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000) (9)	Description (1)	Coupon	Maturity	Ratings (6)	Value

	Paper & Forest Products – 1.2%

$1,750	Mercer International Inc., 144A	6.500%	2/01/24	BB–	$1,827,332

781	Millar Western Forest Products Ltd	9.000%	4/30/22	N/R	769,285

2,000	Resolute Forest Products, (4)	5.875%	5/15/23	B+	1,947,500
	Total Paper & Forest Products				4,544,117

	Pharmaceuticals – 0.7%

2,700	VP Escrow Corporation, 144A, (4)	6.375%	10/15/20	B–	2,615,625

	Real Estate Management & Development – 1.7%

2,000	AV Homes, Inc., 144A	6.625%	5/15/22	B–	2,062,500

2,750	Crescent Communities LLC, 144A	8.875%	10/15/21	B+	2,887,500

1,500	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,582,500
	Total Real Estate Management & Development				6,532,500

	Road & Rail – 2.1%

2,000	Avis Budget Car Rental, 144A, (4)	5.125%	6/01/22	BB–	1,980,000

2,180	Herc Rentals, Inc., 144A	7.500%	6/01/22	B+	2,299,900

2,000	The Hertz Corporation, (4)	5.875%	10/15/20	B–	1,935,000

1,950	The Hertz Corporation, (4)	6.250%	10/15/22	B–	1,701,375
	Total Road & Rail				7,916,275

	Software – 0.1%

180	SS&C Technologies Holdings, Inc.	5.875%	7/15/23	B+	191,738

	Specialty Retail – 0.9%

1,500	Neiman Marcus Group Inc., 144A	8.750%	10/15/21	Caa3	720,000

1,000	PetSmart, Inc., 144A	8.875%	6/01/25	B–	923,600

2,000	The Men’s Warehouse Inc., (4)	7.000%	7/01/22	B3	1,750,000
	Total Specialty Retail				3,393,600

	Technology Hardware, Storage & Peripherals – 0.7%

2,350	Western Digital Corporation	10.500%	4/01/24	BB+	2,772,248

	Tobacco – 0.4%

1,500	Vector Group Limited, 144A	6.125%	2/01/25	BB–	1,558,125

	Trading Companies & Distributors – 0.3%

1,250	Avation Capital SA, 144A	7.500%	5/27/20	B+	1,256,250

	Transportation Infrastructure – 0.5%

1,900	Navigator Holdings Limited, Reg S	7.750%	2/10/21	N/R	1,890,500

	Wireless Telecommunication Services – 2.2%

2,000	Altice Financing SA, 144A	7.500%	5/15/26	BB–	2,220,000

2,500	Digicel Limited, 144A	6.000%	4/15/21	B1	2,396,875

1,000	Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	1,015,000

1,000	Millicom International Cellular SA, 144A	6.000%	3/15/25	BB+	1,049,420

1,000	Sprint Communications Inc.	7.000%	8/15/20	B+	1,100,000

82	NUVEEN

Principal Amount (000) (9)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		Wireless Telecommunication Services (continued)

$500		Wind Acquisition Finance SA, 144A	7.375%	4/23/21	B	$520,000
		Total Wireless Telecommunication Services				8,301,295
		Total Corporate Bonds (cost $323,499,408)				309,821,340

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 2.9%

		Commercial Services & Supplies – 0.7%

$2,500		AerCap Global Aviation Trust, (4)	6.500%	6/15/45	BB	$2,656,250

		Electric Utilities – 0.1%

300		DCP Midstream Operating LP, 144A	5.850%	5/21/43	BB–	277,500

		Food Products – 1.7%

2,000		Dairy Farmers of America Inc., 144A	7.125%	N/A (11)	Baa3	2,232,500

2,000		Land O’ Lakes Incorporated, 144A	8.000%	N/A (11)	BB	2,195,000

2,000		Land O’ Lakes Incorporated, 144A	7.250%	N/A (11)	BB	2,137,500
6,000		Total Food Products				6,565,000

		Industrial Conglomerates – 0.0%

2,000		OAS Financial Limited, 144A	8.875%	N/A (11)	N/R	100,000

		Wireless Telecommunication Services – 0.4%

1,500		Colombia Telecommunicaciones S.A. ESP, 144A	8.500%	N/A (11)	B	1,556,250
$12,300		Total $1,000 Par (or similar) Institutional Preferred (cost $12,422,814)				11,155,000

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (6)	Value

		CONTINGENT CAPITAL SECURITIES – 2.7% (12)

		Banks – 1.8%

$2,000		Intesa Sanpaolo SpA, 144A	7.700%	N/A (11)	Ba3	$2,077,500

1,600		Societe Generale, 144A	7.375%	N/A (11)	BB+	1,720,000

3,000		UniCredit SpA, Reg S	8.000%	N/A (11)	BB–	3,080,748
6,600		Total Banks				6,878,248

		Capital Markets – 0.9%

3,600		Deutsche Bank AG, Reg S	6.250%	N/A (11)	BB	3,545,698
$10,200		Total Contingent Capital Securities (cost $9,526,566)				10,423,946

Principal Amount (000)		Description (1)			Ratings (6)	Value

		ASSET-BACKED SECURITIES – 0.0%

$—	(13)	Green Tree Financial Corporation, Manufactured Housing Contract Pass Through Certificates, Series 1998-1	6.040%	11/01/29	AAA	$138
$—	(13)	Total Asset-Backed Securities (cost $138)				138

NUVEEN	83

Nuveen High Income Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Shares	Description (1), (14)		Value

	INVESTMENT COMPANIES – 2.2%

12,000	Adams Natural Resources Fund Inc.		$224,400

94,000	Blackrock Credit Allocation Income Trust IV		1,264,300

129,500	First Trust Strategic High Income Fund II		1,767,675

7,000	Gabelli Global Gold Natural Resources and Income Trust		38,570

157,500	Invesco Dynamic Credit Opportunities Fund, (4)		1,891,575

106,500	Pimco Income Strategy Fund		1,257,765

71,000	Pioneer Floating Rate Trust		844,900

48,421	Western Asset Emerging Market Debt Fund Incorporated		753,915

34,351	WhiteHorse Finance Incorporated		459,273
	Total Investment Companies (cost $8,091,585)		8,502,373

Shares	Description (1)		Value

	WARRANTS – 0.0%

	Energy – 0.0%

336,891	Iona Energy Inc., (3)		$—

	Materials – 0.0%

3,165	Verso Corporation, (5)		475

	Telecommunication Services – 0.0%

6,706	FairPoint Communications Inc., (5)		101

	Transportation – 0.0%

8,907	Jack Cooper Enterprises, Warrants, 144A, (3)		—
	Total Warrants (cost $0)		576
	Total Long-Term Investments (cost $383,947,244)		368,027,163

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 12.3%

	Money Market Funds – 12.3%

47,531,423	First American Government Obligations Fund, Class X, (16)	0.883% (15)	$47,531,423
	Total Investments Purchased with Collateral from Securities Lending (cost $47,531,423)		47,531,423

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 2.9%

	Money Market Funds – 2.9%

11,297,772	First American Treasury Obligations Fund, Class Z	0.847% (15)	$11,297,772
	Total Short-Term Investments (cost $11,297,772)		11,297,772
	Total Investments (cost $442,776,439) – 110.7%		426,856,358
	Other Assets Less Liabilities – (10.7)% (17)		(41,091,887)
	Net Assets – 100%		$385,764,471

84	NUVEEN

Investments in Derivatives as of June 30, 2017

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Goldman Sacks Bank USA	Canadian Dollar	4,243,000	U.S. Dollar	3,090,989	7/11/17	$(182,075)

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	Long	20	9/17	$2,510,625	$(5,625)	$(2,863)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $44,088,463.

(5)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(6)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings not covered by the report of independent registered public accounting firm.

(7)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(8)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(10)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(11)	Perpetual security. Maturity date is not applicable.

(12)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(13)	Principal Amount (000) rounds to less than $1,000.

(14)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(15)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(16)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions.
The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(17)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

CAD	Canadian Dollar

See accompanying notes to financial statements.

NUVEEN	85

Nuveen Inflation Protected Securities Fund

Portfolio of Investments	June 30, 2017

Shares	Description (1)	Coupon		Ratings (2)	Value

	LONG-TERM INVESTMENTS – 98.9%

	CONVERTIBLE PREFERRED SECURITIES – 0.0%

	Banks – 0.0%

200	Bank of America Corporation	7.250%		BB+	$252,398
	Total Convertible Preferred Securities (cost $174,350)				252,398

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 3.8%

	Airlines – 0.1%

$372	American Airlines Inc., Pass Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	$388,776

	Auto Components – 0.1%

300	American & Axle Manufacturing Inc., (3)	6.625%	10/15/22	BB–	307,500

300	Tenneco Inc.	5.375%	12/15/24	BB+	309,750
600	Total Auto Components				617,250

	Automobiles – 0.1%

465	General Motors Corporation	4.000%	4/01/25	BBB	466,775

	Banks – 0.1%

129	CIT Group Inc., 144A	5.500%	2/15/19	BB+	135,450

170	CIT Group Inc.	5.000%	8/01/23	BB+	183,175
299	Total Banks				318,625

	Building Products – 0.0%

250	Owens Corning Incorporated	4.200%	12/15/22	BBB	263,739

	Chemicals – 0.2%

515	CF Industries Inc., (3)	3.450%	6/01/23	BB+	486,675

250	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	256,875

400	PolyOne Corporation	5.250%	3/15/23	BB–	420,000
1,165	Total Chemicals				1,163,550

	Commercial Services & Supplies – 0.2%

512	Covanta Energy Corporation, Synthetic Letter of Credit	6.375%	10/01/22	B1	527,360

400	R.R. Donnelley & Sons Company	7.875%	3/15/21	B+	433,000
912	Total Commercial Services & Supplies				960,360

	Construction & Engineering – 0.1%

500	AECOM Technology Corporation	5.750%	10/15/22	BB	523,125

	Construction Materials – 0.1%

300	Cemex SAB de CV, 144A	5.700%	1/11/25	BB–	318,375

130	Norbord Inc., 144A	5.375%	12/01/20	Ba1	136,500

86	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Construction Materials (continued)

$250	Norbord Inc., 144A	6.250%	4/15/23	Ba1	$266,875
680	Total Construction Materials				721,750

	Containers & Packaging – 0.0%

175	Graphic Packaging International Inc.	4.875%	11/15/22	BB+	185,500

	Diversified Financial Services – 0.0%

90	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	92,475

	Diversified Telecommunication Services – 0.8%

400	CenturyLink Inc.	5.625%	4/01/20	BB+	423,124

200	CenturyLink Inc.	6.750%	12/01/23	BB+	215,376

400	GCI Inc.	6.875%	4/15/25	BB–	432,500

750	Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB	780,938

3,060	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,060,981
4,810	Total Diversified Telecommunication Services				4,912,919

	Electrical Equipment – 0.1%

520	Park Aerospace Holdings Limited, 144A	5.500%	2/15/24	BB	543,140

	Energy Equipment & Services – 0.1%

500	Regency Energy Partners Finance	6.500%	7/15/21	BBB–	510,000

	Equity Real Estate Investment Trusts – 0.1%

200	Realogy Group LLC / Realogy Co-Issuer Corporation, 144A	5.250%	12/01/21	B+	209,600

400	Vereit Operating Partner	3.000%	2/06/19	BBB–	403,676
600	Total Equity Real Estate Investment Trusts				613,276

	Health Care Providers & Services – 0.4%

200	Community Health Systems, Inc., (3)	5.125%	8/01/21	BB	202,500

500	HCA Inc.	4.250%	10/15/19	BBB–	518,750

1,715	Mayo Clinic Rochester	3.774%	11/15/43	AA	1,705,214
2,415	Total Health Care Providers & Services				2,426,464

	Hotels, Restaurants & Leisure – 0.1%

475	1011778 BC ULC/New Red Finance Inc., 144A	4.250%	5/15/24	Ba3	472,003

200	Wynn Macau Limited, 144A	5.250%	10/15/21	B1	205,000
675	Total Hotels, Restaurants & Leisure				677,003

	Household Durables – 0.2%

450	Brookfield Residential Properties Inc., 144A	6.500%	12/15/20	B+	464,625

250	CalAtlantic Group Inc.	5.875%	11/15/24	BB	270,938

400	Rialto Holdings LLC-Rialto Corporation, 144A	7.000%	12/01/18	B1	406,000
1,100	Total Household Durables				1,141,563

	Internet Software & Services – 0.1%

500	Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	530,000

NUVEEN	87

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media – 0.1%

$200	Charter Communications, CCO Holdings LLC	5.125%	2/15/23	BB+	$206,375

300	Dish DBS Corporation	4.250%	4/01/18	Ba3	303,846

200	Numericable Group SA, 144A	6.000%	5/15/22	B+	209,250
700	Total Media				719,471

	Metals & Mining – 0.1%

550	Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B	567,187

	Oil, Gas & Consumable Fuels – 0.2%

215	Calumet Specialty Products	7.625%	1/15/22	CCC+	188,125

550	Cheniere Corpus Christi Holdings, LLC	5.875%	3/31/25	BB–	586,438

200	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B+	192,500

150	Targa Resources Inc.	4.250%	11/15/23	BB–	146,437
1,115	Total Oil, Gas & Consumable Fuels				1,113,500

	Real Estate Management & Development – 0.0%

275	Mattamy Group Corporation, 144A	6.875%	12/15/23	BB	280,844

	Road & Rail – 0.1%

610	Avis Budget Car Rental, 144A, (3)	6.375%	4/01/24	BB–	608,475

175	The Hertz Corporation, 144A, (3)	7.625%	6/01/22	BB–	174,580
785	Total Road & Rail				783,055

	Technology Hardware, Storage & Peripherals – 0.1%

500	NCR Corporation	5.000%	7/15/22	BB	510,000

	Textiles, Apparel & Luxury Goods – 0.1%

300	Levi Strauss & Company	5.000%	5/01/25	BB+	313,500

	Wireless Telecommunication Services – 0.2%

200	Altice Financing SA, 144A	6.625%	2/15/23	BB–	212,188

200	Millicom International Cellular SA, 144A	6.625%	10/15/21	BB+	208,000

200	Softbank Corporation, 144A	4.500%	4/15/20	BB+	207,918

200	Sprint Communications Inc., 144A	7.000%	3/01/20	BB	219,500

400	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	429,000
1,200	Total Wireless Telecommunication Services				1,276,606
$22,053	Total Corporate Bonds (cost $22,251,564)				22,620,453

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value

	MUNICIPAL BONDS – 0.2%

	Maryland – 0.2%

$1,250	Baltimore County, Maryland, General Obligation Bonds, Taxable Series 2012, 0.951%, 8/01/17		No Opt. Call	AAA	$1,249,800
$1,250	Total Municipal Bonds (cost $1,250,000)				1,249,800

88	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 87.8%

$5,913	United States of America Treasury Bonds	3.875%	4/15/29	Aaa	$8,025,077

275	United States of America Treasury Bonds	3.000%	2/15/47	Aaa	284,174

203	United States of America Treasury Bonds	0.875%	2/15/47	Aaa	196,596

5,273	United States of America Treasury Inflation Indexed Obligations	0.125%	4/15/18	Aaa	5,254,300

3,579	United States of America Treasury Inflation Indexed Obligations	1.375%	1/15/20	Aaa	3,709,677

43,464	United States of America Treasury Inflation Indexed Obligations	0.125%	4/15/20	Aaa	43,529,380

4,143	United States of America Treasury Inflation Indexed Obligations	1.250%	7/15/20	Aaa	4,318,850

21,350	United States of America Treasury Inflation Indexed Obligations	1.125%	1/15/21	Aaa	22,170,914

33,882	United States of America Treasury Inflation Indexed Obligations	0.125%	4/15/21	Aaa	33,828,084

12,487	United States of America Treasury Inflation Indexed Obligations	0.625%	7/15/21	Aaa	12,796,805

28,089	United States of America Treasury Inflation Indexed Obligations	0.125%	1/15/22	Aaa	28,044,389

9,049	United States of America Treasury Inflation Indexed Obligations	0.125%	4/15/22	Aaa	9,004,093

23,276	United States of America Treasury Inflation Indexed Obligations	0.125%	7/15/22	Aaa	23,243,907

29,148	United States of America Treasury Inflation Indexed Obligations	0.125%	1/15/23	Aaa	28,877,153

16,602	United States of America Treasury Inflation Indexed Obligations	0.375%	7/15/23	Aaa	16,707,286

23,548	United States of America Treasury Inflation Indexed Obligations	0.625%	1/15/24	Aaa	23,877,957

11,565	United States of America Treasury Inflation Indexed Obligations	0.125%	7/15/24	Aaa	11,357,040

53,493	United States of America Treasury Inflation Indexed Obligations	0.250%	1/15/25	Aaa	52,529,044

4,355	United States of America Treasury Inflation Indexed Obligations	2.000%	1/15/26	Aaa	4,879,594

54,629	United States of America Treasury Inflation Indexed Obligations	0.625%	1/15/26	Aaa	54,964,175

20,229	United States of America Treasury Inflation Indexed Obligations	0.125%	7/15/26	Aaa	19,507,473

4,547	United States of America Treasury Inflation Indexed Obligations	2.375%	1/15/27	Aaa	5,277,511

7,794	United States of America Treasury Inflation Indexed Obligations	0.375%	1/15/27	Aaa	7,653,274

1,745	United States of America Treasury Inflation Indexed Obligations	1.750%	1/15/28	Aaa	1,944,440

1,550	United States of America Treasury Inflation Indexed Obligations	3.625%	4/15/28	Aaa	2,023,822

3,639	United States of America Treasury Inflation Indexed Obligations	2.500%	1/15/29	Aaa	4,373,822

3,846	United States of America Treasury Inflation Indexed Obligations	2.125%	2/15/40	Aaa	4,782,750

5,633	United States of America Treasury Inflation Indexed Obligations	2.125%	2/15/41	Aaa	7,036,527

19,890	United States of America Treasury Inflation Indexed Obligations	0.750%	2/15/42	Aaa	18,921,059

21,399	United States of America Treasury Inflation Indexed Obligations	0.625%	2/15/43	Aaa	19,682,513

4,915	United States of America Treasury Inflation Indexed Obligations	1.375%	2/15/44	Aaa	5,346,029

9,725	United States of America Treasury Inflation Indexed Obligations	0.750%	2/15/45	Aaa	9,120,406

20,622	United States Treasury Notes	0.375%	7/15/25	Aaa	20,463,690

15,465	United States Treasury Notes	3.000%	5/15/47	Aaa	15,988,150
$525,322	Total U.S. Government and Agency Obligations (cost $530,480,060)				529,719,961

NUVEEN	89

Nuveen Inflation Protected Securities Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 6.3%

$3,000	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	$2,403,064

2,000	Cabela’s Master Credit Card Trust, Series 2013-2A A2, 144A	2.170%	8/16/21	AAA	2,007,421

4,218	Carmax Auto Owners Trust, Series 2016-4	1.210%	11/15/19	Aaa	4,211,406

2,722	Colony American Homes Trust 2014-1A, 144A	2.376%	5/17/31	Aaa	2,736,566

1,895	Commercial Mortgage Pass Through Certificates Series 2012-CR4	1.801%	10/15/45	AAA	1,895,723

964	Conns Receivables Funding Trust II, Series 2016-B, 144A	3.730%	10/15/18	BBB	965,467

2,975	Dominos Pizza Master Issuer LLC, Series 2017-1A, 144A, (WI/DD)	3.082%	7/25/47	BBB+	2,960,589

1,587	DT Auto Owner Trust, Series 2015-3A, 144A	2.460%	11/15/19	AAA	1,589,216

680	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.365%	5/25/45	AA	695,832

2,050	Goldman Sachs Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	1,624,171

1,530	Green Tree Agency Funding Trust, Manufactured Housing Contract Pass Through Certificates, Series 2016-T1, 144A	4.058%	10/15/48	BBB	1,520,652

177	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass Through Certificates, Series 2007-GG11	5.736%	12/10/49	AAA	176,407

1,024	Honor Automobile Trust, Series 2016-1A, 144A	2.940%	11/15/19	A	1,027,363

1,500	Jimmy Johns Funding LLC, Series 2017-1A, 144A, (WI/DD)	3.610%	7/30/47	BBB	1,500,000

2,230	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, 144A	4.756%	6/15/47	BBB–	2,005,186

2,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.242%	4/15/48	BBB–	1,689,399

1,500	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25	3.068%	10/15/48	BBB–	1,202,466

1,000	New Residential Advance Receivable Trust Series 2016-T2, 144A	4.005%	10/15/49	BBB	998,458

2,565	New Residential Advance Receivable Trust, Series 2017-T1, 144A	4.002%	2/15/51	BBB	2,579,104

1,062	OneMain Direct Auto Receivables Trust, Series 2016-1, 144A	2.040%	1/15/21	Aa1	1,063,281

2,000	TCF Auto Receivables Owner trust, Series 2015-2A, 144A	2.550%	4/15/21	AAA	2,010,741

1,580	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C30, 144A	4.495%	9/15/58	BBB–	1,382,425
$40,259	Total Asset-Backed and Mortgage-Backed Securities (cost $37,657,213)				38,244,937

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 0.8%

	Canada – 0.3%

$1,500	Quebec Province	7.500%	7/15/23	Aa2	$1,889,119

	Tunisia – 0.5%

3,000	Tunisia Government AID Bonds	1.416%	8/05/21	N/R	2,935,341
$4,500	Total Sovereign Debt (cost $4,867,193)				4,824,460
	Total Long-Term Investments (cost $596,680,380)				596,912,009

90	NUVEEN

Shares	Description (1)	Coupon	Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.3%

	Money Market Funds – 0.3%

1,844,888	First American Government Obligations Fund, Class X, (6)	0.883% (5)	$1,844,888
	Total Investments Purchased with Collateral from Securities Lending (cost $1,844,888)		1,844,888

Shares	Description (1)	Coupon	Value

	SHORT-TERM INVESTMENTS – 1.4%

	Money Market Funds – 1.4%

8,148,259	First American Treasury Obligations Fund, Class Z	0.847% (5)	$8,148,259
	Total Short-Term Investments (cost $8,148,259)		8,148,259
	Total Investments (cost $606,673,527) – 100.6%		606,905,156
	Other Assets Less Liabilities – (0.6)% (7)		(3,554,183)
	Net Assets – 100%		$603,350,973

Investments in Derivatives as of June 30, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Short	(132)	9/17	$(28,526,438)	$12,375	$38,215
U.S. Treasury 5-Year Note	Short	(197)	9/17	(23,213,680)	33,757	92,895
U.S. Treasury 10-Year Note	Short	(30)	9/17	(3,765,937)	9,481	9,925
U.S. Treasury Long Bond	Short	(31)	9/17	(4,764,312)	17,120	59,493
U.S. Treasury Ultra Bond	Long	20	9/17	3,317,500	(13,750)	48,887
				$(56,952,867)	$58,983	$249,415
*	The aggregate Notional Amount at Value of long and short positions is $3,317,500 and $(60,270,367), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $1,779,730.

(4)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgagebacked securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	91

Nuveen Intermediate Government Bond Fund

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)		Optional Call Provisions (2)	Ratings (3)	Value

	LONG-TERM INVESTMENTS – 99.1%

	MUNICIPAL BONDS – 4.3%

	Louisana – 0.6%

$284	Louisana Local Governmnent Environmental Facilities and Community Development Authority, System Restoration Revenue Bonds, Louisana Utilities Resoration Corporation Project/EGSL, Series 2010, 3.220%, 2/01/21		No Opt. Call	AAA	$286,406

	New York – 0.5%

265	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-2, 3.100%, 12/01/25		No Opt. Call	AA	268,673

	Ohio – 2.3%

345	Columbus, Ohio, General Obligation Bonds, Various Purpose, Taxable Series 2014C, 3.000%, 2/15/19		No Opt. Call	AAA	353,107

845	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	846,859
1,190	Total Ohio				1,199,966

	Pennsylvania – 0.9%

260	Pennsylvania State, General Obligation Bonds, Build America Taxable Bonds, Series 2010B, 4.650%, 2/15/26		No Opt. Call	AA–	283,371

175	Pittsburgh, Pennsylvania, General Obligation Bonds, Pension Series 1998C, 6.600%, 3/01/21 – NPFG Insured		No Opt. Call	AA–	199,497
435	Total Pennsylvania				482,868
$2,174	Total Municipal Bonds (cost $2,242,748)				2,237,913

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 73.3%

$580	Fannie Mae Mortgage Pool	1.000%	8/28/19	Aaa	$574,358

600	Fannie Mae Mortgage Pools	1.375%	10/07/21	Aaa	589,134

1,000	Fannie Mae Notes	1.330%	10/24/19	Aaa	995,930

820	Fannie Mae Notes, (4)	1.000%	10/24/19	Aaa	810,952

790	Fannie Mae Notes	1.500%	11/30/20	Aaa	785,075

1,330	Federal Farm Credit Bank Discount Notes	1.550%	9/27/19	Aaa	1,328,609

560	Federal Farm Credit Bank Discount Notes	1.550%	4/13/20	Aaa	558,633

360	Federal Farm Credit Banks, Consolidated Systemwide Notes	1.750%	4/01/21	Aaa	357,123

1,080	Federal Home Loan Bank Bonds	4.125%	3/13/20	Aaa	1,151,674

300	Federal Home Loan Bank Bonds, (4)	1.125%	7/14/21	Aaa	292,293

775	Federal Home Loan Bank Bonds	1.875%	12/09/22	Aaa	767,410

955	Federal Home Loan Bank Bonds	2.875%	6/14/24	Aaa	988,368

2,260	Federal Home Loan Bank Bonds	2.875%	9/13/24	Aaa	2,342,976

825	Federal Home Loan Bank Bonds	2.375%	3/14/25	Aaa	817,722

92	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)

$715	Federal Home Loan Bank Bonds	3.000%	9/11/26	Aaa	$738,931

735	Federal Home Loan Banks, Discount Notes	2.220%	3/28/23	Aaa	737,351

590	Federal Home Loan Mortgage Corporation, Notes	2.375%	1/13/22	Aaa	602,340

535	Federal National Mortgage Association	0.000%	10/09/19	Aaa	513,236

775	Federal National Mortgage Association	2.125%	4/24/26	Aaa	754,684

250	Financing Corporation	9.400%	2/08/18	Aaa	262,283

750	Freddie Mac Notes	1.500%	1/17/20	Aaa	748,769

270	Freddie Mac Reference Notes	5.000%	12/14/18	Aa2	283,765

560	Freddie Mac Reference Notes	1.375%	4/20/20	Aaa	556,646

820	Freddie Mac Reference Notes	1.125%	8/12/21	Aaa	797,372

225	United States of America Treasury Bonds	8.750%	8/15/20	Aaa	273,938

1,025	United States of America Treasury Bonds	8.125%	8/15/21	Aaa	1,282,851

535	United States of America Treasury Bonds	7.250%	8/15/22	Aaa	673,724

3,505	United States of America Treasury Inflation Indexed Obligations	2.000%	2/15/25	Aaa	3,456,123

860	United States of America Treasury Inflation Indexed Obligations	2.000%	8/15/25	Aaa	845,218

1,135	United States of America Treasury Notes	2.750%	11/15/23	Aaa	1,181,154

1,145	United States of America Treasury Securities, Stripped Interest Payments	0.000%	2/15/22	Aaa	1,047,989

495	United States Treasury Notes	2.000%	11/15/21	Aaa	499,138

2,500	United States Treasury Notes	1.500%	1/31/22	Aaa	2,462,012

1,210	United States Treasury Notes	2.000%	2/15/22	Aaa	1,219,028

2,240	United States Treasury Notes	2.000%	7/31/22	Aaa	2,249,713

1,685	United States Treasury Notes	1.750%	5/15/2023	Aaa	1,659,593

1,000	United States Treasury Notes	2.250%	1/31/24	Aaa	1,009,141

1,540	United States Treasury Notes	2.125%	5/15/25	Aaa	1,530,135

640	United States Treasury Notes	2.250%	11/15/25	Aaa	640,075
$37,975	Total U.S. Government and Agency Obligations (cost $38,023,627)				38,385,466

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MOTRGAGE-BACKED SECURITIES – 21.5%

$392	321 Henderson Receivables LLC, Series 2010-3A, 144A	3.820%	12/15/48	Aaa	$395,554

496	321 Henderson Receivables LLC., Series 2010-1A, 144A	5.560%	7/15/59	Aaa	532,849

284	Colony Anerican Homes Trust 2014-1A, 144A	2.376%	5/17/31	Aaa	285,710

254	DT Auto Owner Trust, Series 2015-3A, 144A	2.460%	11/15/19	AAA	254,275

267	Entergy Arkansas Restoration Funding LLC, Senior Secured Storm Recovery Bonds, Series 2010-A	2.300%	8/01/21	AAA	268,268

458	Entergy New Orleans Store Recovery Funding LLC, Series 2015-1	2.670%	6/01/27	AAA	462,367

138	Fannie Mae Alternative Credit Enhanced Securities	1.637%	11/25/17	Aaa	137,499

98	Fannie Mae Alternative Credit Enhanced Securities	1.285%	12/25/17	Aaa	97,966

NUVEEN	93

Nuveen Intermediate Government Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (3)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$470		Fannie Mae Grantor Trust, Series 2014-T1	2.898%	6/25/27	N/R	$466,676

–	(5)	Fannie Mae Mortgage Pool FN 254373	6.500%	7/01/17	Aaa	15

3		Fannie Mae Mortgage Pool FN 673010	5.500%	12/01/17	Aaa	2,681

8		Fannie Mae Mortgage Pool FN 695765	5.500%	4/01/18	Aaa	8,402

15		Fannie Mae Mortgage Pool FN 254720	4.500%	5/01/18	Aaa	15,413

39		Fannie Mae Mortgage Pool FN 725793	5.500%	9/01/19	Aaa	39,912

41		Fannie Mae Mortgage Pool FN 254179	6.000%	1/01/22	Aaa	46,462

46		Fannie Mae Mortgage Pool FN 254344	6.500%	6/01/22	Aaa	50,505

59		Fannie Mae Mortgage Pool FN 596680	7.000%	9/01/31	Aaa	64,864

86		Fannie Mae Mortgage Pool FN 254169	6.500%	12/01/31	Aaa	99,237

150		Fannie Mae Mortgage Pool FN 745101	6.000%	4/01/32	Aaa	166,438

138		Fannie Mae Mortgage Pool FN 596712	6.500%	6/01/32	Aaa	153,735

21		Fannie Mae Mortgage Pool FN 656269	6.000%	8/01/32	Aaa	21,919

46		Fannie Mae Mortgage Pool FN 887017	6.500%	8/01/36	Aaa	52,104

68		Fannie Mae Mortgage Pool FN 928519	7.000%	6/01/37	Aaa	75,395

255		Fannie Mae Mortgage Pool FN AE4876	3.500%	10/01/40	Aaa	263,628

42		Fannie Mae Mortgage Pool FN AE0981	3.500%	3/01/41	Aaa	43,865

243		Fannie Mae REMIC Pass-Through Certificates	7.500%	2/25/42	Aaa	275,335

63		Fannie Mae, Connecticut Avenue Securities, Series 2014-C03	2.432%	7/25/24	AA+	62,650

280		FDIC Structures Sale Guaranteed Notes, Series 2010-S1, 144A	3.250%	4/25/38	Aaa	281,677

445		Federal Home Loan Mortgage Corporation, REMIC	1.476%	11/15/42	Aaa	443,200

35		Freddie Mac Mortgage Pool, Various G00876	6.500%	1/01/28	Aaa	38,539

19		Freddie Mac Mortgage Pool, Various C35768	7.500%	1/01/30	Aaa	20,565

103		Freddie Mac Mortgage Pool, Various G01244	6.500%	3/01/31	Aaa	117,000

154		Freddie Mac Mortgage Trust 2013-KF02, 144A	4.060%	12/25/45	Baa1	156,097

300		Freddie Mac Mortgage Trust, Structured Pass Through Certificates, Series 2011-K702, 144A	4.765%	4/25/44	A1	304,820

360		Freddie Mac Multifamily Aggregation Period Risk Transfer Trust, Series 2017-KT01	1.552%	2/25/20	Aaa	360,947

257		Freddie Mac Multifamily Structured Pass Through Certificates, Series K010 A1	3.320%	7/25/20	Aaa	259,233

350		Freddie Mac Multifamily Structured Pass Through Certificates, Series K715	2.059%	3/25/20	Aaa	351,684

395		Freddie Mac Multifamily Structured Pass-Through Certificates, FHMS K726	2.905%	7/25/49	AAA	403,452

59		Freddie Mac Structured Pass Through Certificates, Series K-502 A2	1.426%	8/25/17	AAA	59,370

193		Freddie Mac Structured Pass-Through Certificates, Series K008	2.746%	12/25/19	Aaa	196,065

16		Government National Mortgage Association Pool 347332	7.500%	12/15/22	Aaa	15,650

94		Government National Mortgage Association Pool 780825	6.500%	7/15/28	Aaa	107,608

38		Government National Mortgage Association Pool 3120	6.500%	8/20/31	Aaa	44,198

59		Government National Mortgage Association Pool 570134	7.500%	12/15/31	Aaa	61,639

527		Government National Mortgage Association Pool 633605	6.000%	9/15/34	Aaa	616,087

238		Government National Mortgage Association Pool 4946	4.500%	2/20/41	Aaa	255,589

94	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	ASSET-BACKED AND MOTRGAGE-BACKED SECURITIES (continued)

$278	JP Morgan Mortgage Trust, Series 2017-1, 144A	3.500%	1/25/47	Aaa	$284,149

365	New Residential Advance Receivable Trust, Series 2017-T1, 144A	3.214%	2/15/51	AAA	367,045

350	OMART Receivables Trust, Series 2016-T1, 144A	2.521%	8/17/48	AAA	348,393

269	Origen Manufactured Housing Contract Trust Collaterlized Notes Series 2005B	5.990%	1/15/37	A+	275,648

227	RBSSP Resecuritization Trust 2009-7, 144A	1.395%	6/26/37	A	219,341

245	TCF Auto Receivables Owner Trust, Series 2016-1A, 144A	1.710%	4/15/21	AAA	244,210

294	United States Department of Veterans, Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 2011-1	3.750%	2/15/35	Aaa	304,646

490	U.S. Small Business Administration Gauranteed Participating Securities Participation Certificates, Series 2017-10A	2.845%	3/10/27	Aaa	496,848

81	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2008-10A	5.902%	2/10/18	Aaa	82,471

188	U.S. Small Business Administration Guaranteed Participating Securities Participation Certificates, Series 2010-P10A	4.108%	3/10/20	Aaa	195,067
$10,889	Total Asset-Backed and Mortgage-Backed Securities (cost $10,933,178)				11,254,962
	Total Long-Term Investments (cost $51,199,553)				51,878,341

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.6%

	Money Market Funds – 0.6%

328,063	First American Government Obligations Fund, Class X, (7)	0.883% (6)			$328,063
	Total Investments Purchased with Collateral from Securities Lending (cost $328,063)				328,063

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 0.5%

	Money Market Funds – 0.5%

274,447	First American Treasury Obligations Fund, Class Z	0.847% (6)			$274,447
	Total Short-Term Investments (cost $274,447)				274,447
	Total Investments (cost $51,802,063) – 100.2%				52,480,851
	Other Assets Less Liabilities – (0.2)% (8)				(90,055)
	Net Assets – 100%				$52,390,796

Investments in Derivatives as of June 30, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation Depreciation)
U.S. Treasury 2-Year Note	Short	(23)	9/17	$(4,970,516)	$2,145	$5,668
U.S. Treasury 5-Year Note	Short	(53)	9/17	(6,245,305)	9,109	19,928
U.S. Treasury 10-Year Note	Long	3	9/17	376,594	(844)	(2,773)
				$(10,839,227)	$10,410	$22,823
*	The aggregate Notional Amount at Value of long and short positions is $376,594 and $(11,215,821), respectively.

NUVEEN	95

Nuveen Intermediate Government Bond Fund (continued)

Portfolio of Investments	June 30, 2017

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgagebacked securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $319,948.

(5)	Principal Amount (000) rounds to less than $1,000.

(6)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(8)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

96	NUVEEN

Nuveen Short Term Bond Fund

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 97.9%

	CORPORATE BONDS – 46.1%

	Aerospace & Defense – 0.9%

$1,565	BAE Systems Holdings, 144A	6.375%	6/01/19	BBB	$1,685,482

1,790	Honeywell International Inc.	1.400%	10/30/19	A	1,777,944

1,580	L-3 Communications Corporation	4.950%	2/15/21	BBB–	1,703,238
4,935	Total Aerospace & Defense				5,166,664

	Airlines – 0.5%

1,192	Delta Air Lines Pass Through Certificates, Series 2012-1B	6.875%	5/07/19	BBB	1,266,435

270	Delta Airlines	5.300%	4/15/19	A1	283,807

886	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A	981,021

534	US Airways Pass Through Trust	7.076%	3/20/21	A	570,261
2,882	Total Airlines				3,101,524

	Auto Components – 0.2%

853	American & Axle Manufacturing Inc., (3)	6.625%	10/15/22	BB–	874,325

	Automobiles – 0.7%

2,000	Daimler Finance NA LLC, 144A	1.500%	7/05/19	A	1,981,036

2,000	General Motors Financial Company Inc.	3.200%	7/13/20	BBB	2,037,674
4,000	Total Automobiles				4,018,710

	Banks – 9.9%

5,925	Bank of America Corporation	5.650%	5/01/18	A	6,111,116

1,500	Bank of America Corporation	2.250%	4/21/20	A	1,500,503

2,065	Bank of Montreal	1.500%	7/18/19	AA–	2,045,688

2,870	Barclays PLC	2.750%	11/08/19	A	2,895,850

3,280	BB&T Corporation	2.450%	1/15/20	A+	3,316,428

4,000	Citigroup Inc.	2.150%	7/30/18	A	4,012,664

1,500	Citizens Bank NA	2.500%	3/14/19	A–	1,511,043

2,000	Fifth Third Bancorp.	4.500%	6/01/18	A–	2,047,620

5,000	General Electric Capital Corporation	5.625%	5/01/18	AA–	5,170,500

3,440	HSBC USA Inc.	2.750%	8/07/20	AA–	3,495,955

1,600	ING Bank NV, 144A	2.300%	3/22/19	A1	1,607,637

5,780	JP Morgan Chase & Company	1.850%	3/22/19	A+	5,774,122

1,445	JP Morgan Chase & Company	2.250%	1/23/20	A+	1,449,387

1,655	KeyCorp.	2.300%	12/13/18	A–	1,663,990

2,000	PNC Bank NA	2.400%	10/18/19	A+	2,018,910

2,250	Santander UK PLC	3.050%	8/23/18	Aa3	2,278,244

2,000	Societe Generale, 144A	2.500%	4/08/21	A	2,005,468

NUVEEN	97

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Banks (continued)

$1,720	SunTrust Banks Inc.	2.900%	3/03/21	A–	$1,746,067

4,995	Wells Fargo & Company	2.125%	4/22/19	AA–	5,021,853
55,025	Total Banks				55,673,045

	Beverages – 0.9%

2,500	Anheuser Busch InBev	7.750%	1/15/19	A–	2,719,975

2,385	PepsiCo Inc.	1.350%	10/04/19	A+	2,364,048
4,885	Total Beverages				5,084,023

	Biotechnology – 0.7%

1,375	Biogen Inc.	2.900%	9/15/20	A–	1,404,340

2,320	Celgene Corporation	2.125%	8/15/18	BBB+	2,329,013
3,695	Total Biotechnology				3,733,353

	Capital Markets – 3.2%

4,000	Goldman Sachs Group, Inc.	2.000%	4/25/19	A	3,996,636

1,870	Goldman Sachs Group, Inc.	2.750%	9/15/20	A	1,892,376

5,995	Morgan Stanley	2.650%	1/27/20	A	6,057,810

2,250	Nomura Holdings Incorporated	2.750%	3/19/19	A–	2,272,595

2,000	State Street Corporation	2.550%	8/18/20	AA–	2,037,392

2,000	UBS AG Stamford	2.350%	3/26/20	A+	2,011,728
18,115	Total Capital Markets				18,268,537

	Chemicals – 1.0%

2,215	Eastman Chemical Company	2.700%	1/15/20	BBB	2,244,045

1,935	LyondellBasell Industries NV	5.000%	4/15/19	Baa1	2,022,990

1,490	Sherwin-Williams Company	2.250%	5/15/20	BBB	1,493,220
5,640	Total Chemicals				5,760,255

	Commercial Services & Supplies – 0.4%

2,000	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.750%	5/15/19	BBB–	2,054,338

	Communications Equipment – 0.3%

1,775	Qualcomm, Inc.	2.100%	5/20/20	A1	1,783,044

	Consumer Finance – 2.4%

1,200	Ally Financial Inc	8.000%	12/31/18	BB	1,294,500

2,750	American Express Company	1.550%	5/22/18	A	2,749,293

1,355	Capital One Financial Corporation	2.450%	4/24/19	A–	1,362,294

845	Capital One Financial Corporation	2.500%	5/12/20	A–	848,600

1,690	Discover Bank	2.600%	11/13/18	BBB+	1,704,455

2,000	Ford Motor Credit Company	2.597%	11/04/19	BBB	2,013,388

1,250	Navient Corporation	5.000%	10/26/20	BB	1,296,875

2,315	Toyota Motor Credit Corporation	2.000%	10/24/18	AA–	2,327,631
13,405	Total Consumer Finance				13,597,036

98	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Financial Services – 1.0%

$2,570	BNP Paribas	2.700%	8/20/18	A1	$2,599,221

1,500	Rabobank Nederland	2.250%	1/14/19	Aa2	1,509,632

1,280	Synchrony Financial	3.000%	8/15/19	BBB–	1,298,099
5,350	Total Diversified Financial Services				5,406,952

	Diversified Telecommunication Services – 2.9%

4,440	AT&T, Inc.	2.300%	3/11/19	A–	4,466,489

1,500	CenturyLink Inc.	5.625%	4/01/20	BB+	1,586,715

1,250	Frontier Communications Corporation	8.125%	10/01/18	B+	1,320,312

1,665	Orange SA	1.625%	11/03/19	BBB+	1,650,558

3,420	SBA Tower Trust, 144A	3.598%	4/15/43	BBB	3,421,096

3,635	Verizon Communications	3.650%	9/14/18	A–	3,715,646
15,910	Total Diversified Telecommunication Services				16,160,816

	Electric Utilities – 0.7%

2,000	Exelon Generation Co. LLC	2.950%	1/15/20	BBB	2,035,494

2,000	FPL Group Capital Inc.	6.000%	3/01/19	A–	2,127,254
4,000	Total Electric Utilities				4,162,748

	Electronic Equipment, Instruments & Components – 0.3%

1,500	Corning Incorporated	4.250%	8/15/20	BBB+	1,580,975

	Energy Equipment & Services – 0.2%

1,000	Regency Energy Partners Finance	6.500%	7/15/21	BBB–	1,020,000

	Food & Staples Retailing – 1.8%

2,000	CVS Health Corporation	2.800%	7/20/20	BBB+	2,036,038

2,000	Kroger Co	1.500%	9/30/19	Baa1	1,970,400

750	Supervalu Inc., (3)	6.750%	6/01/21	B–	735,000

2,015	Sysco Corporation	2.600%	10/01/20	A3	2,039,789

3,000	Walgreens Boots Alliance, Inc.	2.700%	11/18/19	BBB	3,047,271
9,765	Total Food & Staples Retailing				9,828,498

	Food Products – 1.0%

2,175	Bunge Limited Finance Company	3.500%	11/24/20	BBB	2,229,640

1,065	Kraft Heinz Foods Company	2.000%	7/02/18	BBB–	1,067,707

2,500	Tyson Foods	2.650%	8/15/19	BBB	2,531,628
5,740	Total Food Products				5,828,975

	Gas Utilities – 0.2%

1,300	Ferrellgas LP	8.625%	6/15/20	CCC+	1,228,500

	Health Care Equipment & Supplies – 0.2%

1,120	Abbott Laboratories	2.900%	11/30/21	BBB	1,130,657

NUVEEN	99

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services – 1.1%

$3,000	Cardinal Health Inc.	2.400%	11/15/19	A–	$3,017,247

1,500	HCA Inc.	4.250%	10/15/19	BBB–	1,556,250

1,765	UnitedHealth Group Incorporated	3.875%	10/15/20	A+	1,857,948
6,265	Total Health Care Providers & Services				6,431,445

	Hotels, Restaurants & Leisure – 0.2%

1,250	MGM Resorts International Inc.	6.750%	10/01/20	BB	1,384,875

	Household Durables – 0.4%

2,009	Newell Brands Inc.	2.600%	3/29/19	BBB–	2,028,658

	Independent Power & Renewable Electricity Producers – 0.2%

1,300	Dynegy Inc.	6.750%	11/01/19	B+	1,340,625

	Industrial Conglomerates – 0.3%

2,000	Siemens Financieringsmaatschappij NV, 144A	1.300%	9/13/19	A+	1,975,422

	Insurance – 2.6%

2,000	AFLAC Insurance	2.400%	3/16/20	A–	2,020,992

2,415	American International Group, Inc.	3.375%	8/15/20	BBB+	2,498,829

2,760	Berkshire Hathaway Finance Corporation	4.250%	1/15/21	AA	2,971,024

1,500	Hartford Financial Services Group Inc.	5.500%	3/30/20	BBB+	1,629,864

2,025	Marsh & McLennan Companies	2.350%	3/06/20	A–	2,035,238

1,500	Met Life Global Funding I, 144A	2.000%	4/14/20	AA–	1,495,788

1,570	Prudential Financial Inc.	4.500%	11/15/20	A	1,684,180
13,770	Total Insurance				14,335,915

	Internet Software & Services – 0.4%

2,185	eBay Inc.	2.200%	8/01/19	BBB+	2,193,841

	IT Services – 0.6%

3,490	Visa Inc.	2.200%	12/14/20	A+	3,518,873

	Leisure Products – 0.4%

1,980	Carnival Corporation	3.950%	10/15/20	A–	2,095,749

	Machinery – 0.5%

1,365	Ingersoll-Rand Luxembourg Finance SA	2.625%	5/01/20	BBB	1,378,402

1,610	John Deere Capital Corporation	1.950%	6/22/20	A	1,614,225
2,975	Total Machinery				2,992,627

	Media – 1.6%

1,735	21st Century Fox America Inc.	4.500%	2/15/21	BBB+	1,859,068

1,890	CBS Corporation	5.750%	4/15/20	BBB	2,067,280

2,000	Charter Communications Operating Capital Corporation	3.579%	7/23/20	BBB–	2,066,592

1,600	Discovery Communications Inc.	5.050%	6/01/20	BBB–	1,711,587

100	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Media (continued)

$1,500	Dish DBS Corporation	4.250%	4/01/18	Ba3	$1,519,230
8,725	Total Media				9,223,757

	Metals & Mining – 0.5%

1,250	Alcoa Inc.	6.150%	8/15/20	BBB–	1,345,312

1,500	Nucor Corporation	5.850%	6/01/18	A–	1,554,264
2,750	Total Metals & Mining				2,899,576

	Oil, Gas & Consumable Fuels – 2.0%

1,700	BP Capital Markets PLC	2.521%	1/15/20	A1	1,723,560

645	Calumet Specialty Products	6.500%	4/15/21	CCC+	557,925

1,430	ConocoPhillips	4.200%	3/15/21	A–	1,516,023

1,645	Petroleos Mexicanos	5.500%	2/04/19	BBB+	1,717,380

750	Sabine Pass Liquefaction LLC	5.625%	2/01/21	BBB–	816,442

1,000	Southwestern Energy Company, (3)	5.800%	1/23/20	BB	1,024,500

1,370	Spectra Energy Partners LP	2.950%	9/25/18	BBB+	1,385,441

1,300	Valero Energy Corporation	6.125%	2/01/20	BBB	1,425,148

750	WPX Energy Inc.	7.500%	8/01/20	B+	787,500
10,590	Total Oil, Gas & Consumable Fuels				10,953,919

	Pharmaceuticals – 0.2%

1,245	Teva Pharmaceutical Finance III	1.700%	7/19/19	BBB	1,233,912

	Software – 0.4%

2,015	Microsoft Corporation	1.850%	2/06/20	AAA	2,019,997

	Specialty Retail – 0.7%

1,625	AutoNation Inc.	6.750%	4/15/18	BBB–	1,686,116

2,020	Hyundai Capital America, 144A	2.400%	10/30/18	A–	2,024,276
3,645	Total Specialty Retail				3,710,392

	Technology Hardware, Storage & Peripherals – 1.1%

2,720	Apple Inc.	2.100%	5/06/19	AA+	2,745,603

500	Dell Inc.	5.875%	6/15/19	Ba2	527,655

1,100	Hewlett Packard Enterprise Co	2.850%	10/05/18	BBB+	1,109,440

1,625	International Business Machines Corporation	1.800%	5/17/19	A+	1,628,866
5,945	Total Technology Hardware, Storage & Peripherals				6,011,564

	Tobacco – 1.2%

1,700	Altria Group Inc.	2.625%	1/14/20	A–	1,726,243

1,970	Philip Morris International	1.375%	2/25/19	A	1,957,162

2,915	Reynolds American Inc.	3.250%	6/12/20	BBB+	3,000,876
6,585	Total Tobacco				6,684,281

NUVEEN	101

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors – 0.4%

$1,500	Air Lease Corporation	2.625%	9/04/18	BBB	$1,511,178

500	Air Lease Corporation	3.375%	6/01/21	BBB	513,225
2,000	Total Trading Companies & Distributors				2,024,403

	Transportation Infrastructure – 0.4%

2,000	Aviation Capital Group Corporation, 144A	2.875%	9/17/18	A–	2,019,298

	Wireless Telecommunication Services – 1.5%

1,570	America Movil S.A. de C.V.	5.000%	3/30/20	A	1,686,392

2,000	Deutsche Telekom International Finance BV	6.000%	7/08/19	BBB+	2,155,524

1,250	Softbank Corporation, 144A	4.500%	4/15/20	BB+	1,299,487

3,035	Vodafone Group PLC	4.375%	3/16/21	BBB+	3,235,283
7,855	Total Wireless Telecommunication Services				8,376,686
$253,474	Total Corporate Bonds (cost $257,880,924)				258,918,790

Principal Amount (000)	Description (1)		Optional Call Provisions (4)	Ratings (2)	Value

	MUNICIPAL BONDS – 1.0%

	Guam – 0.2%

$1,190	Government of Guam, Business Privilege Tax Bonds, Taxable Series 2012B-2, 3.301%, 1/01/18		No Opt. Call	A	$1,191,892

	Massachusetts – 0.5%

2,750	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series 2014-2, 1.185%, 11/01/17		No Opt. Call	Aa2	2,750,578

	Ohio – 0.3%

1,470	Ohio State, General Obligation Bonds, Higher Education, Build America Bond Series 2010E, 3.328%, 8/01/17 – AGM Insured		No Opt. Call	AA+	1,473,234
$5,410	Total Municipal Bonds (cost $5,412,758)				5,415,704

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 8.8%

$13,000	Federal National Mortgage Association	1.000%	2/26/19	Aaa	$12,913,654

5,500	Freddie Mac Notes	1.500%	1/17/20	Aaa	5,490,974

8,000	United States of America Treasury Notes	1.000%	8/15/18	Aaa	7,973,592

3,000	United States Treasury Notes	0.875%	11/30/17	Aaa	2,996,868

14,045	United States Treasury Notes	0.750%	12/31/17	Aaa	14,016,840

4,000	United States Treasury Notes	1.000%	3/15/18	Aaa	3,993,436

2,000	United States Treasury Notes	1.000%	10/15/19	Aaa	1,981,172
$49,545	Total U.S. Government and Agency Obligations (cost $49,412,045)				49,366,536

102	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 42.0%

$2,314	321 Henderson Receivables LLC, Series 2005-1A, 144A	1.456%	11/15/40	AAA	$2,201,249

1,850	321 Henderson Receivables LLC, Series 2006-4A	1.426%	12/15/41	AAA	1,803,989

476	ACE Securities Corporation, Manufactured Housing Trust Series 2003-MH1	6.500%	8/15/30	AA	532,238

1,198	Agate Bay Mortgage Loan Trust, Mortgage Loan Pass-Through Certificates, Series 2016-3	3.500%	8/25/46	AAA	1,222,920

4,198	American Express Credit Account Master Trust, Series 2013-1	1.646%	2/16/21	Aaa	4,213,413

2,649	AmeriCold LLC Trust, Series 2010	2.724%	1/14/29	AAA	2,653,457

352	Amortizing Residential Collateral Trust Series 2002-BC4 M1	2.282%	7/25/32	A3	352,140

1,892	Amortizing Residential Collateral Trust, Series 2002-BC7	1.992%	10/25/32	Aa1	1,673,958

2,910	Asset Backed Securities Corp Home Equity Loan Trust, Series 2002-HE1	2.876%	3/15/32	BBB	2,893,719

3,000	Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP	4.284%	9/10/28	A–	3,077,721

2,790	BXHTL Mortgage Trust, Series 2015-JWRZ	2.456%	5/15/29	AAA	2,793,500

84	California Republic Auto Receivables Trust 2013-2	1.230%	3/15/19	Aaa	84,227

4,061	California Republic Auto Receivables Trust, Series 2014-4	1.840%	6/15/20	AAA	4,065,848

669	California Republic Auto Receivables Trust, Series 2016-2	1.340%	3/15/19	AAA	668,507

4,155	Capital One Multi Asset Execution Trust, Series 2014-A3	1.606%	1/18/22	AAA	4,172,799

3,928	Capital One Multi Asset Execution Trust, Series 2015-A5	1.600%	5/17/21	AAA	3,930,292

2,930	Capital One Multi Asset Execution Trust, Series 2016-A1	1.676%	2/15/22	AAA	2,947,237

2,350	CarFinance Capital Auto Trust, Automobile Receivables-Backed Notes, Series 2013-1, 144A	4.680%	11/15/19	A1	2,358,348

4,500	CarMax Auto Owner Trust, Series 2017-1 A2	1.540%	2/18/20	Aaa	4,499,519

3,379	Chase Issuance Trust, Series 2013-A9	1.646%	11/16/20	AAA	3,393,360

4,000	Chase Issuance Trust, Series 2015-A7	1.620%	7/15/20	AAA	4,004,410

4,700	Chase Issuance Trust, Series 2016-A1	1.636%	5/17/21	AAA	4,725,271

3,623	Chrysler Capital Receivables Trust, Series 2015-BA, 144A	1.910%	3/16/20	AAA	3,629,383

3,000	CitiBank Credit Card Issuance Trust 2016-A1	1.750%	11/19/21	AAA	2,997,341

3,170	CitiBank Credit Card Issuance Trust, Series 2017-A2	1.740%	1/19/21	AAA	3,174,036

40	Citicorp Mortgage Securities I, REMIC Pass-Through Certificates, Series 2007-9	5.500%	12/25/22	Baa2	39,668

87	Citicorp Mortgage Securities Inc., REMIC Pass-Through Certificates, Series 2006-1 5A1	5.500%	2/25/26	Ba2	87,870

2,000	Cold Storage Trust, Commercial Mortgage Backed Securities, Series 2017-ICE3, 144A	2.226%	4/15/36	AAA	2,002,477

2,960	Colony American Homes Trust 2015-1A	3.176%	7/17/32	A2	2,968,668

2,000	Colony American Homes Trust 2014-1A	2.576%	5/17/31	Aa1	2,002,799

2,000	Colony Starwood Homes, Series 2016-1A	4.328%	7/17/33	Baa2	2,053,127

1,505	Commercial Mortgage Pass-Through Certificates, Series 2016-SAVA	3.526%	10/15/34	AA–	1,512,070

1,036	Conns Receivables Funding Trust II, Series 2016-B, 144A	3.730%	10/15/18	BBB	1,037,673

3,072	Conns Receivables Funding Trust II, Series 2017-A, 144A	2.730%	5/15/20	BBB	3,076,305

2,262	Credit Suisse Commercial Mortgage Trust, 2015-2	3.000%	2/25/45	AAA	2,261,510

351	Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	368,001

NUVEEN	103

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,327	Credit-Based Asset Servicing and Securitization Pool 2007-SP1	6.020%	12/25/37	AA	$2,400,656

2,488	DB Master Finance LLC, Series 2015-1A	3.262%	2/20/45	BBB	2,502,639

2,000	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	AAA	1,997,412

2,812	DT Auto Owner Trust, Series 2013-2A, 144A	4.180%	6/15/20	AAA	2,813,718

1,413	DT Auto Owner Trust, Series 2014-1A	3.980%	1/15/21	AAA	1,422,394

1,695	DT Auto Owner Trust, Series 2015-3A, 144A	2.460%	11/15/19	AAA	1,697,919

2,250	Exeter Auto Receivables Trust, Series 2013-2A, 144A	6.810%	8/17/20	A–	2,305,479

1,000	Exeter Auto Receivables Trust, Series 2014-2A, 144A	3.260%	12/16/19	AA–	1,006,238

749	Fannie Mae Connecticut Avenue Securities , Series 2016-C03	3.432%	10/25/28	BBB–	760,257

281	Fannie Mae Mortgage Interest Strips	5.000%	9/25/24	Aaa	12,346

13	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates	5.500%	9/25/22	Aaa	13,706

208	Fannie Mae Real Estate Mortgage Investment Conduit, Pass Through Certificates	1.532%	11/25/34	Aaa	208,242

175	Fannie Mae REMIC Pass-Through Certificates	2.750%	6/25/20	Aaa	176,752

1,908	Fannie Mae, Connecticut Avenue Securities, Series 2016-C07	2.532%	5/25/29	BBB–	1,921,854

1,939	Fannie Mae, Connecticut Avenue Securities, Series 2017-C02	2.382%	9/25/29	BBB–	1,956,460

2,418	Fannie Mae, Connecticut Avenue Securities, Series 2017-C03	2.182%	10/25/29	Baa3	2,429,517

1,100	FDIC Structures Sale Guaranteed Notes, Series 2010-S1	3.250%	4/25/38	Aaa	1,106,731

3	Federal Home Loan Mortgage Corporation, REMIC	6.000%	12/15/20	Aaa	3,458

34	Freddie Mac Mortgage Pool, Various	4.500%	4/1/2022	Aaa	34,744

1,556	Freddie Mac Mortgage Trust 2013-KF02	4.060%	12/25/45	Baa1	1,581,245

2,605	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2012-K711	3.562%	8/25/45	AA	2,668,560

2,940	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.365%	5/25/45	AA	3,008,448

2,000	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712	3.365%	5/25/45	A	2,008,984

4,015	Freddie Mac Mortgage Trust, Structured Pass Through Certificates, Series 2011- K702	4.765%	4/25/44	A1	4,079,512

1,805	Freddie Mac Mortgage Trust, Structured Pass-Through Certificates, Series 2011 K-10	4.625%	11/25/49	A	1,912,447

1,995	Freddie Mac Mortgage Trust, Structured Pass-Through Certificates, Series 2012- K707	3.883%	1/25/47	Aa3	2,039,047

317	Freddie Mac Multi-Class Certificates	1.626%	12/15/20	Aaa	318,041

3,030	Freddie Mac Multifamily Mortgage Trust, Series 2011-K704, 144A	4.536%	10/25/30	A2	3,101,153

1,300	Freddie Mac MultiFamily Mortgage Trust, Structured Pass Through Certificates, Series 2012-K710	3.813%	6/25/47	A–	1,336,130

2,960	Freddie Mac MultiFamily Mortgage Trust, Structured Pass Through Certificates, Series 2013-K502	2.821%	3/25/45	A1	2,956,454

2,235	Freddie Mac Multifamily Structured Pass Through Certificates, Series KLH1	1.924%	11/25/22	Aaa	2,243,403

632	GAHR Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-NRF	2.459%	12/15/34	AAA	633,364

3,620	General Electric Capital Credit Card Master Trust, Series 2012-6	1.360%	8/17/20	AAA	3,619,662

2,400	GLS Auto Receivables Trust 2017-1A	2.670%	4/15/21	A	2,398,331

104	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2014-GSFL	2.226%	7/15/31	AAA	$1,449

1,045	Goldman Sachs Mortgage Securities Corporation II, Commercial Mortgage Pass-Through Certificates, Series 2010-C1	3.679%	8/10/43	Aaa	1,068,399

44	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	44,851

2,025	GP Portfolio Trust 2014-GPP A	4.159%	2/15/27	BBB–	2,030,422

2,500	Green Tree Agency Funding Trust, Manufactured Housing Contract Pass Through Certificates, Series 2016-T1, 144A	2.380%	10/15/48	AAA	2,489,647

203	Greenwich Capital Commercial Funding Corporation, Commercial Mortgage Pass Through Certificates, Series 2007-GG11	5.736%	12/10/49	AAA	203,207

1,698	Honor Automobile Trust, Series 2016-1A	2.940%	11/15/19	A	1,704,213

2,500	Hyatt Hotel Portfolio Trust, Mortgage Pass-Through Certificate, Series 2015-HYT	2.926%	11/15/29	AA–	2,503,150

569	IMC Home Mortgage Company, Home Equity Loan Pass-Through Certificates, Series 1998-3	6.720%	8/20/29	AA	573,615

3,787	Invitation Homes Trust 2014-SFR2	2.829%	9/17/31	Aa2	3,786,995

1,909	Invitation Homes Trust 2014-SFR2	2.326%	9/17/31	Aaa	1,912,680

268	Invitation Homes Trust 2014-SFR3	3.726%	12/17/31	Aaa	270,536

2,496	Invitation Homes Trust 2015-SFR3, 144A	2.526%	8/17/32	Aaa	2,507,019

2,807	JP Morgan Chase Commercial Mortgage Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 2010-C2 A3	4.070%	11/15/43	AAA	2,943,852

2,632	JP Morgan Mortgage Trust, Series 2017-1	3.500%	1/25/47	Aaa	2,689,618

2,831	JP Morgan Mortgage Trust, Series 2017-2, 144A	3.500%	5/25/47	Aaa	2,891,573

2,383	Lehman Brothers-UBS Commercial Mortgage Pass-Through Certificates, Series 2008-C1	6.120%	4/15/41	AAA	2,429,054

891	Master Resecuritization Trust 2009-1	6.000%	10/25/36	AA	907,786

1,922	Merrill Lynch Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2008-C1	5.690%	2/12/51	AAA	1,930,382

1,160	Morgan Stanley Capital I Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-IQ16	5.809%	12/12/49	AAA	1,163,481

934	Murray Hill Marketplace Trust, Series 2016-LC1, 144A	4.190%	11/25/22	N/R	942,398

1,000	New Residential Advance Receivable Trust , Series 2016-T1	4.377%	6/15/49	BBB	1,005,661

600	New Residential Advance Receivable Trust, Series 2017-T1, 144A	3.214%	2/15/51	AAA	603,361

2,164	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2014-2A	3.750%	5/25/54	AAA	2,208,421

2,055	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2015-A1	3.750%	5/28/52	Aaa	2,109,529

2,327	New Residential Mortgage Loan Trust, Mortgage Pass Through Certificates, Series 2016-1A	3.750%	3/25/56	AAA	2,385,206

2,602	New Residential Mortgage Loan Trust, Series 2017-1A, 144A	4.000%	2/25/57	AAA	2,705,068

3,084	OMART Receivables Trust, Series 2015-T3	3.211%	11/15/47	AAA	3,076,728

3,185	OMART Receivables Trust, Series 2016-T2	2.722%	8/16/49	AAA	3,173,802

NUVEEN	105

Nuveen Short Term Bond Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$1,636	OneMain Direct Auto Receivables Trust, Series 2016-1, 144A	2.040%	1/15/21	Aa1	$1,638,174

2,657	Opteum Mortgage Acceptance Corporation, Asset Backed Pass-Through Certificates, Series 2005-1	2.087%	2/25/35	AAA	2,654,084

1,917	OWS Structured Asset Trust, Series 2016-NPL1	3.750%	7/25/56	N/R	1,928,682

873	PennyMac Loan Trust, Series 2015-NPL1	4.000%	3/25/55	N/R	876,685

3,842	Pretium Mortgage Credit Partners I, Series 2017-NPL1	3.500%	4/29/32	N/R	3,856,138

326	RBSSP Resecuritization Trust 2009-10	1.316%	3/26/37	N/R	146,218

878	RBSSP Resecuritization Trust 2009-5	1.727%	8/26/37	A	839,923

1,299	Santander Drive Auto Receivables Trust, Series 2014-1	2.360%	4/15/20	AAA	1,301,842

2,500	Sunset Mortgage Loan Company, Series 2017-NPL1, 144A	3.500%	6/15/47	N/R	2,498,816

3,524	Susquehanna Auto Receivables Trust, Series 2014-1A, 144A	1.430%	8/15/19	AAA	3,523,710

1,449	Synchrony Credit Card Master Note Trust, Series 2015-3	1.740%	9/15/21	AAA	1,450,005

2,775	TCF Auto Receivables Owner Trust, Series 2016-1A	1.710%	4/15/21	AAA	2,766,049

3,000	Toyota Auto Receivables Owner Trust, Series 2017-B	2.050%	9/15/22	AAA	3,008,545

681	Vericrest Opportunity Loan Transferee, Series 2014-NPL8	3.375%	10/26/54	N/R	682,856

2,156	Vericrest Opportunity Loan Transferee, Series 2015-NPL5	3.500%	3/25/55	N/R	2,163,605

1,565	VNO Mortgage Trust, Series 2013-PENN	3.808%	12/13/29	AAA	1,639,187

1,251	Volkswagen Auto Loan Enhanced Trust, Series 2014-2	0.950%	4/22/19	AAA	1,249,927

2,604	Vornado DP LLC Commercial Mortgage Credit Tenant Lease Series 2010-VNO	2.970%	9/13/28	AAA	2,647,792

807	Walter Investment Management Company Capital Trust, Series 2012-AA	4.549%	10/16/50	A	807,944

2,754	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-LC22	1.639%	9/15/58	Aaa	2,746,433

12	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	3.208%	3/25/35	A+	12,469

1,215	World Omni Auto Receivables Trust, Series 2017-A	1.680%	12/16/19	Aaa	1,214,736
$235,057	Total Asset-Backed and Mortgage-Backed Securities (cost $236,092,878)				236,070,276
	Total Long-Term Investments (cost $548,798,605)				549,771,306

Shares	Description (1)	Coupon			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 0.5%

	Money Market Funds – 0.5%

2,658,212	First American Government Obligations Fund, Class X, (6)	0.883% (5)			$2,658,212
	Total Investments Purchased with Collateral from Securities Lending (cost $2,658,212)				2,658,212

Shares	Description (1)	Coupon			Value

	SHORT-TERM INVESTMENTS – 4.4%

	Money Market Funds – 4.4%

24,846,144	First American Treasury Obligations Fund, Class Z	0.847% (5)			$24,846,144
	Total Short-Term Investments (cost $24,846,144)				24,846,144
	Total Investments (cost $576,302,961) – 102.8%				577,275,662
	Other Assets Less Liabilities – (2.8)% (7)				(15,577,755)
	Net Assets – 100%				$561,697,907

106	NUVEEN

Investments in Derivatives as of June 30, 2017

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Note	Long	236	9/17	$51,001,813	$(22,125)	$(67,760)
U.S. Treasury 5-Year Note	Short	(283)	9/17	(33,347,871)	48,638	98,003
				$17,654,242	$26,513	$30,243
*	The aggregate Notional Amount at Value of long and short positions is $51,001,813 and $(33,347,871), respectively.

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $2,582,600.

(4)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgagebacked securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(5)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(6)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(7)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

NUVEEN	107

Nuveen Strategic Income Fund

Portfolio of Investments	June 30, 2017

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 97.8%

	COMMON STOCKS – 0.1%

	Building Products – 0.0%

49	Dayton Superior Corporation, (2), (3)				$2,839

55	Dayton Superior, (2), (3)				3,154
	Total Building Products				5,993

	Electric Utilities – 0.1%

21,463	Exelon Corporation				774,170
	Total Common Stocks (cost $758,461)				780,163

Shares	Description (1)	Coupon		Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 0.0%

	Independent Power & Renewable Electricity Producers – 0.0%

2,500	Dynegy Inc., (14)	5.375%		N/R	$71,875

	Multi-Utilities – 0.0%

5,000	Dominion Resources Inc.	6.375%		BBB	239,000
	Total Convertible Preferred Securities (cost $500,000)				310,875

Principal Amount (000)	Description (1)	Coupon (6)	Maturity (5)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 0.7% (6)

	Containers & Packaging – 0.2%

$1,000	Packaging Coordinators Inc, Second Lien Term Loan	9.900%	6/30/24	CCC+	$990,000

993	Packaging Coordinators Inc, First Lien Term Loan	5.150%	6/29/23	B	992,500
1,993	Total Containers & Packaging				1,982,500

	Diversified Financial Services – 0.1%

879	Jill Acquisition LLC, First Lien Term Loan B	6.180%	5/08/22	B	862,306

	Independent Power & Renewable Electricity Producers – 0.1%

65	Empire Generating Company LLC, Term Loan C	5.430%	3/13/21	B	62,881

660	Empire Generating Company LLC	5.430%	3/13/21	B	636,089
725	Total Independent Power & Renewable Electricity Producers				698,970

	Professional Services – 0.3%

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.795%	2/28/22	CCC+	1,007,500

1,000	Sedgwick Claims Management Service Inc., Second Lien Term Loan	6.952%	2/28/22	CCC+	1,005,630
2,000	Total Professional Services				2,013,130
$5,597	Total Variable Rate Senior Loan Interests (cost $5,551,894)				5,556,906

108	NUVEEN

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.3%

	Banks – 0.3%

20,600	AgriBank FCB, (14)	6.875%		BBB+	$2,249,907
	Total $25 Par (or similar) Retail Preferred (cost $2,060,000)				2,249,907

Principal Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 58.0%

	Aerospace & Defense – 1.4%

$2,785	BAE Systems Holdings, 144A	3.850%	12/15/25	BBB	$2,897,971

1,200	Bombardier Inc., 144A	8.750%	12/01/21	B	1,332,000

3,000	Martin Marietta Materials	4.250%	7/02/24	BBB+	3,148,566

3,380	Rockwell Collins Inc.	3.500%	3/15/27	BBB	3,427,807
	Total Aerospace & Defense				10,806,344

	Air Freight & Logistics – 0.3%

2,280	FedEx Corporation	3.300%	3/15/27	BBB	2,285,223

	Airlines – 1.0%

2,000	American Airlines Group Inc., 144A, (8)	4.625%	3/01/20	BB–	2,068,540

1,464	American Airlines Inc., Pass Through Trust 2013-2B, 144A	5.600%	7/15/20	BBB–	1,527,892

975	American Airlines Inc., Pass Through Trust 2016-1A	3.575%	1/15/28	AA+	997,127

2,599	Northwest Airlines Trust Pass Through Certificates 2007-1	7.027%	11/01/19	A	2,878,600

765	VistaJet Malta Finance PLC, 144A	7.750%	6/01/20	B–	535,500
	Total Airlines				8,007,659

	Auto Components – 0.7%

750	American & Axle Manufacturing Inc., 144A, (8)	6.250%	4/01/25	BB–	731,250

1,180	American & Axle Manufacturing Inc., (8)	6.625%	10/15/22	BB–	1,209,500

2,000	Lear Corporation	5.375%	3/15/24	BBB–	2,124,422

1,000	Tupy S/A, 144A	6.625%	7/17/24	BB	1,025,000
	Total Auto Components				5,090,172

	Automobiles – 0.7%

5,680	General Motors Corporation	4.000%	4/01/25	BBB	5,701,686

	Banks – 10.6%

6,520	Bank of America Corporation	4.000%	4/01/24	A	6,832,634

4,210	Bank of America Corporation	4.200%	8/26/24	A–	4,367,665

8,115	Bank of America Corporation	3.248%	10/21/27	A	7,842,693

2,700	Barclays Bank PLC	3.650%	3/16/25	A	2,686,578

1,405	Citigroup Inc.	4.500%	1/14/22	A	1,510,652

5,710	Citigroup Inc.	3.750%	6/16/24	A	5,916,005

1,610	Citigroup Inc.	3.300%	4/27/25	A	1,610,626

3,300	Citigroup Inc.	3.200%	10/21/26	A	3,209,663

NUVEEN	109

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Banks (continued)

$6,000	Citigroup Inc.	4.300%	11/20/26	A–	$6,163,476

3,465	GE Capital International Funding CO	4.418%	11/15/35	AA–	3,775,249

2,360	HSBC Holdings PLC	6.800%	6/01/38	A+	3,155,917

2,100	ING Groep N.V	3.950%	3/29/27	A+	2,183,903

1,400	JPMorgan Chase & Company	4.500%	1/24/22	A+	1,515,830

7,500	JPMorgan Chase & Company	3.200%	1/25/23	A+	7,645,793

3,000	JPMorgan Chase & Company	3.875%	9/10/24	A	3,095,487

4,050	JPMorgan Chase & Company	2.950%	10/01/26	A+	3,909,072

2,280	JPMorgan Chase & Company	6.400%	5/15/38	A+	3,058,262

2,425	PNC Financial Services Inc.	3.150%	5/19/27	A+	2,413,164

1,220	Royal Bank of Scotland Group PLC	6.100%	6/10/23	BBB	1,344,089

3,335	Santander UK PLC, 144A	5.000%	11/07/23	A–	3,575,180

1,960	Standard Chartered PLC, 144A	5.700%	3/26/44	A–	2,229,498

3,505	Wells Fargo & Company	4.600%	4/01/21	AA–	3,777,892
	Total Banks				81,819,328

	Beverages – 0.8%

1,250	Andalou Efes Biracilik ve Malt Sanayii AS, 144A	3.375%	11/01/22	BBB–	1,204,700

1,350	Constellation Brands Inc.	4.250%	5/01/23	BBB–	1,437,016

1,431	DS Services of America, Inc., 144A	10.000%	9/01/21	Ba2	1,516,860

2,260	Heineken NV, 144A	3.500%	1/29/28	BBB+	2,293,792
	Total Beverages				6,452,368

	Building Products – 0.5%

1,000	Euramax International Inc., 144A	12.000%	8/15/20	B–	1,090,000

2,740	Owens Corning Incorporated	4.200%	12/15/22	BBB	2,890,577
	Total Building Products				3,980,577

	Capital Markets – 6.2%

1,375	Goldman Sachs Group, Inc.	5.250%	7/27/21	A	1,506,928

900	Goldman Sachs Group, Inc.	5.750%	1/24/22	A	1,013,183

14,800	Goldman Sachs Group, Inc.	4.000%	3/03/24	A	15,494,150

1,920	Goldman Sachs Group, Inc.	4.250%	10/21/25	A–	1,984,810

4,915	Lazard Group LLC	3.625%	3/01/27	A–	4,855,268

9,295	Morgan Stanley	4.000%	7/23/25	A	9,702,400

10,500	Morgan Stanley	3.950%	4/23/27	A–	10,567,127

2,415	Northern Trust Company	3.950%	10/30/25	A+	2,556,951
	Total Capital Markets				47,680,817

	Chemicals – 1.6%

3,000	Agrium Inc.	3.375%	3/15/25	BBB	3,000,582

2,125	Braskem Finance Limited, 144A	5.750%	4/15/21	BBB–	2,218,075

110	NUVEEN

Principal Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Chemicals (continued)

$995	Chemours Co	5.375%	5/15/27	B+	$1,021,119

1,000	CVR Partners LP / CVR Nitrogen Finance Corp., 144A	9.250%	6/15/23	B+	1,046,250

1,450	Hexion Inc.	6.625%	4/15/20	CCC+	1,323,125

1,500	NOVA Chemicals Corporation, 144A	5.250%	8/01/23	BBB–	1,541,250

1,350	NOVA Chemicals Corporation, 144A	5.000%	5/01/25	BBB–	1,343,250

1,000	Office Cherifien Des Phosphates SA, 144A	5.625%	4/25/24	BBB–	1,081,620
	Total Chemicals				12,575,271

	Commercial Services & Supplies – 0.3%

2,105	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	3.950%	2/01/22	BBB–	2,191,457

	Communications Equipment – 0.3%

2,300	Qualcomm, Inc.	2.100%	5/20/20	A1	2,310,424

	Consumer Finance – 2.0%

3,938	Capital One Bank	3.375%	2/15/23	Baa1	3,971,115

750	Credit Acceptance Corporation	7.375%	3/15/23	BB	780,000

3,500	Discover Bank	4.250%	3/13/26	BBB+	3,595,301

3,215	Discover Financial Services	5.200%	4/27/22	BBB+	3,499,312

3,405	Ford Motor Credit Company	3.810%	1/09/24	BBB	3,446,813
	Total Consumer Finance				15,292,541

	Diversified Consumer Services – 0.2%

1,250	Prime Security Services Borrower LLC / Prime Finance, Inc., 144A	9.250%	5/15/23	B–	1,358,325

	Diversified Financial Services – 1.5%

3,510	BNP Paribas, 144A	4.375%	5/12/26	A	3,635,202

750	CNG Holdings Inc., 144A	9.375%	5/15/20	CCC	663,750

1,955	Jefferies Group Inc.	4.850%	1/15/27	BBB–	2,042,244

450	Nationstar Mortgage LLC Capital Corporation	7.875%	10/01/20	B+	462,375

650	Stoneway Capital Corporation, 144A	10.000%	3/01/27	B	685,958

3,705	Synchrony Financial	4.250%	8/15/24	BBB–	3,784,609
	Total Diversified Financial Services				11,274,138

	Diversified Telecommunication Services – 2.5%

2,335	AT&T, Inc.	3.800%	3/15/22	A–	2,416,543

2,000	AT&T, Inc.	4.750%	5/15/46	A–	1,963,892

883	Frontier Communications Corporation	8.500%	4/15/20	B+	928,254

1,500	Frontier Communications Corporation	11.000%	9/15/25	B+	1,391,250

2,750	GCI Inc.	6.875%	4/15/25	BB–	2,973,438

900	IntelSat Jackson Holdings	7.500%	4/01/21	CCC+	830,250

2,500	Neptune Finco Corporation, 144A	10.125%	1/15/23	B+	2,900,000

2,360	Qwest Corporation	6.750%	12/01/21	BBB–	2,606,991

NUVEEN	111

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Diversified Telecommunication Services (continued)

$3,215	Verizon Communications	4.125%	8/15/46	A–	$2,865,404
	Total Diversified Telecommunication Services				18,876,022

	Electric Utilities – 0.8%

1,905	ACWA Power Management And Investment One Ltd, 144A	5.950%	12/15/39	BBB–	1,943,336

2,600	Eskom Holdings Limited, 144A	7.125%	2/11/25	Ba3	2,652,000

1,115	FirstEnergy Transmission LLC, 144A	4.350%	1/15/25	Baa2	1,165,193

680	Intergen NV, 144A	7.000%	6/30/23	B1	654,500
	Total Electric Utilities				6,415,029

	Electrical Equipment, Instruments & Components – 0.2%

1,500	Park Aerospace Holdings Limited, 144A	5.500%	2/15/24	BB	1,566,750

	Energy Equipment & Services – 1.1%

1,500	Ensco PLC, (8)	5.200%	3/15/25	BB	1,218,750

1,875	Murray Energy Corporation, 144A	11.250%	4/15/21	CCC	1,415,625

2,000	Origin Energy Finance Limited, 144A	3.500%	10/09/18	BBB–	2,023,020

750	Parker Drilling Company	6.750%	7/15/22	B–	575,625

500	Precision Drilling Corporation, 144A	7.750%	12/15/23	BB	492,500

2,750	Regency Energy Partners Finance	5.000%	10/01/22	BBB–	2,949,070
	Total Energy Equipment & Services				8,674,590

	Equity Real Estate Investment Trusts – 0.9%

3,070	American Tower Company	5.000%	2/15/24	BBB	3,392,393

2,080	Piedmont Operating Partnership LP	4.450%	3/15/24	BBB	2,130,124

1,420	Plum Creek Timberlands LP	4.700%	3/15/21	BBB	1,511,528
	Total Equity Real Estate Investment Trusts				7,034,045

	Food & Staples Retailing – 0.7%

1,175	Pomegranate Merger Sub, Inc., 144A, (8)	9.750%	5/01/23	B–	985,531

500	Rite Aid Corporation, 144A, (8)	6.125%	4/01/23	B	491,875

1,475	Sysco Corporation	3.300%	7/15/26	A3	1,463,445

2,000	Walgreens Boots Alliance, Inc.	3.800%	11/18/24	BBB	2,077,376
	Total Food & Staples Retailing				5,018,227

	Food Products – 0.9%

2,460	Bunge Limited Finance Company	3.250%	8/15/26	BBB	2,350,742

2,000	Grupo Bimbo SAB de CV, 144A	3.875%	6/27/24	BBB	2,058,241

2,235	Kraft Heinz Foods Company	4.375%	6/01/46	BBB–	2,178,200
	Total Food Products				6,587,183

	Gas Utilities – 0.2%

1,250	Suburban Propane Partners LP	5.500%	6/01/24	BB–	1,243,750

112	NUVEEN

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Health Care Equipment & Supplies – 0.2%

$400	EUR	Synlab Bondco PLC	6.250%	7/01/22	B+	$494,147

775		THC Escrow Corp III, 144A	5.125%	5/01/25	Ba3	777,906
		Total Health Care Equipment & Supplies				1,272,053

		Health Care Providers & Services – 0.3%

1,000		Community Health Systems, Inc.	6.875%	2/01/22	CCC+	873,750

920		HCA Inc.	5.500%	6/15/47	BBB–	952,200

500		Kindred Healthcare Inc.	6.375%	4/15/22	B–	492,500
		Total Health Care Providers & Services				2,318,450

		Health Care Technology – 0.2%

250		Change Healthcare Holdings LLC / Change Healthcare Finance Inc., 144A	5.750%	3/01/25	B–	255,000

1,145		Exela Intermediate LLC / Exela Financial Inc., 144A, (WI/DD)	10.000%	7/15/23	B	1,130,688
		Total Health Care Technology				1,385,688

		Hotels, Restaurants & Leisure – 0.1%

1,000		Grupo Posadas SAB de CV, 144A, (8)	7.875%	6/30/22	B+	1,032,500

		Household Durables – 1.1%

1,500		Beazer Homes USA, Inc., (8)	8.750%	3/15/22	B3	1,672,500

2,940		Harman International Industries, Inc.	4.150%	5/15/25	BBB+	3,056,418

2,505		Newell Brands Inc.	4.200%	4/01/26	BBB–	2,660,029

1,350		RSI Home Products Incorporated, 144A	6.500%	3/15/23	BB–	1,420,875
		Total Household Durables				8,809,822

		Household Products – 0.2%

1,300		Kimberly-Clark de Mexico, S.A.B. de C.V, 144A	3.250%	3/12/25	A	1,265,298

		Independent Power & Renewable Electricity Producers – 0.5%

1,000		Columbia Pipeline Group, Inc.	4.500%	6/01/25	BBB+	1,064,580

1,500		NRG Energy Inc.	6.625%	3/15/23	BB–	1,541,250

265		Talen Energy Supply LLC, 144A	4.625%	7/15/19	B–	258,375

1,000		Talen Energy Supply LLC, (8)	6.500%	6/01/25	BB–	705,000
		Total Independent Power & Renewable Electricity Producers				3,569,205

		Industrial Conglomerates – 0.7%

1,000		Alfa SAB de CV, 144A, (8)	5.250%	3/25/24	BBB–	1,075,000

3,200		Siemens Financieringsmaatschappij NV, 144A	3.400%	3/16/27	A+	3,270,582

1,000		Stena International SA, 144A	5.750%	3/01/24	BB–	877,500
		Total Industrial Conglomerates				5,223,082

		Insurance – 2.9%

646		AFLAC Insurance	6.450%	8/15/40	A–	856,425

3,000		Fairfax US Inc., 144A	4.875%	8/13/24	BBB–	3,111,237

3,370		Liberty Mutual Group Inc., 144A	4.950%	5/01/22	BBB	3,695,694

NUVEEN	113

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Insurance (continued)

$2,535		Lincoln National Corporation	4.000%	9/01/23	A–	$2,670,328

3,015		Symetra Financial Corporation	4.250%	7/15/24	Baa1	3,060,376

2,075		Unum Group	4.000%	3/15/24	BBB	2,143,348

1,805		Willis North America, Inc.	3.600%	5/15/24	BBB	1,822,723

4,790		XLIT Limited	4.450%	3/31/25	BBB	4,938,538
		Total Insurance				22,298,669

		Internet Software & Services – 0.8%

1,750		Donnelley Financial Solutions, Inc.	8.250%	10/15/24	B	1,855,000

2,865		eBay Inc.	3.800%	3/09/22	BBB+	2,993,607

1,065		j2 Cloud LLC/Global Inc., 144A	6.000%	7/15/25	BB	1,096,950
		Total Internet Software & Services				5,945,557

		Machinery – 0.4%

3,370		John Deere Capital Corporation	2.650%	6/24/24	A	3,345,554

		Marine – 0.3%

1,700		Eletson Holdings Inc., 144A	9.625%	1/15/22	B2	1,394,000

1,340		Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B	1,135,650
		Total Marine				2,529,650

		Media – 3.2%

2,750		21st Century Fox America Inc.	6.650%	11/15/37	BBB+	3,631,889

2,260		CBS Corporation	4.000%	1/15/26	BBB	2,338,804

2,560		Charter Communications Operating Capital Corporation	4.908%	7/23/25	BBB–	2,765,855

1,790		Comcast Corporation	6.400%	5/15/38	A–	2,383,220

840		Cox Communications Inc., 144A, (8)	3.850%	2/01/25	BBB+	846,403

2,000		Cox Communications Inc., 144A	3.350%	9/15/26	BBB+	1,964,096

2,430		Discovery Communications Inc.	3.800%	3/13/24	BBB–	2,456,494

1,000		iHeartCommunications, Inc.	11.250%	3/01/21	Caa1	753,750

1,500		Lee Enterprises Inc., 144A, (8)	9.500%	3/15/22	B2	1,545,000

1,805		Time Warner Inc.	3.875%	1/15/26	BBB+	1,835,752

750		Unitymedia KabelBW GmbH, 144A	6.125%	1/15/25	B	804,375

1750	CAD	Videotron Limited, 144A	5.625%	6/15/25	BB	1,419,082

2,000		VTR Finance BV, 144A	6.875%	1/15/24	BB–	2,120,000
		Total Media				24,864,720

		Metals & Mining – 0.8%

1,000		Aleris International Inc., 144A	9.500%	4/01/21	B	1,028,290

1,434		Constellium N.V, 144A, (8)	8.000%	1/15/23	CCC+	1,477,020

1,520		Hudbay Minerals, Inc., 144A	7.250%	1/15/23	B	1,567,500

1,000		IAMGOLD Corporation, 144A	7.000%	4/15/25	B+	1,030,000

114	NUVEEN

Principal Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Metals & Mining (continued)

$1,125	Xstrata Finance Canada Limited, 144A	6.900%	11/15/37	BBB	$1,355,362
	Total Metals & Mining				6,458,172

	Oil, Gas & Consumable Fuels – 4.3%

1,295	Berkshire Hathaway Energy Company	6.125%	4/01/36	A–	1,665,476

1,025	Calumet Specialty Products	7.625%	1/15/22	CCC+	896,875

1,410	Canadian Natural Resources Limited	5.850%	2/01/35	BBB+	1,565,347

1,025	Cheniere Corpus Christi Holdings, LLC, 144A	5.125%	6/30/27	BB–	1,050,625

1,000	Global Partners LP/GLP Finance	6.250%	7/15/22	B+	1,005,000

2,300	Hess Corporation	3.500%	7/15/24	BBB–	2,237,957

2,415	Kinder Morgan Energy Partners, LP	4.250%	9/01/24	BBB–	2,495,453

2,700	MPLX LP	4.875%	6/01/25	BBB–	2,863,318

1,500	Newfield Exploration Company	5.375%	1/01/26	BB+	1,552,500

1,880	Occidental Petroleum Corporation	3.400%	4/15/26	A	1,897,185

1,000	PBF Holding Company LLC, 144A	7.250%	6/15/25	BB	963,750

1,275	Petro Canada	6.800%	5/15/38	A–	1,663,447

1,000	Petrobras Global Finance BV	7.375%	1/17/27	BB	1,058,000

1,575	Petroleos del Peru SA, 144A	4.750%	6/19/32	BBB+	1,563,188

2,000	Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	2,190,522

1,345	Sabine Pass Liquefication LLC	5.875%	6/30/26	BBB–	1,505,320

1,445	Southwestern Energy Company, (8)	4.100%	3/15/22	BB	1,346,559

670	Targa Resources Inc.	4.250%	11/15/23	BB–	654,087

2,500	Valero Energy Corporation	3.400%	9/15/26	BBB	2,445,852

2,875	Woodside Finance Limited, 144A	3.650%	3/05/25	BBB+	2,864,814
	Total Oil, Gas & Consumable Fuels				33,485,275

	Paper & Forest Products – 0.4%

2,100	Domtar Corporation	6.750%	2/15/44	BBB–	2,272,498

1,000	Resolute Forest Products, (8)	5.875%	5/15/23	B+	973,750
	Total Paper & Forest Products				3,246,248

	Personal Products – 0.3%

1,740	International Paper Company	8.700%	6/15/38	BBB	2,560,062

	Pharmaceuticals – 0.5%

2,000	Endo Finance LLC, 144A	5.750%	1/15/22	B–	1,799,600

2,450	Teva Pharmaceutical Finance III, (8)	3.150%	10/01/26	BBB	2,326,956
	Total Pharmaceuticals				4,126,556

	Real Estate Management & Development – 0.4%

1,000	Crescent Communities LLC, 144A	8.875%	10/15/21	B+	1,050,000

1,250	Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,318,750

NUVEEN	115

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Real Estate Management & Development (continued)

$530	Mattamy Group Corporation, 144A	6.875%	12/15/23	BB	$541,262
	Total Real Estate Management & Development				2,910,012

	Road & Rail – 0.6%

825	Avis Budget Car Rental, 144A, (8)	6.375%	4/01/24	BB–	822,937

2,500	Herc Rentals, Inc., 144A	7.750%	6/01/24	B+	2,637,500

765	The Hertz Corporation, 144A, (8)	7.625%	6/01/22	BB–	763,164

635	Watco Companies LLC Finance, 144A	6.375%	4/01/23	B–	661,987
	Total Road & Rail				4,885,588

	Semiconductors & Semiconductor Equipment – 0.4%

2,655	Intel Corporation	3.150%	5/11/27	A+	2,664,364

	Software – 0.3%

2,450	Microsoft Corporation	3.300%	2/06/27	AAA	2,519,097

	Specialty Retail – 1.2%

2,000	AutoNation Inc.	4.500%	10/01/25	BBB–	2,087,020

2,900	Bed Bath and Beyond Incorporated	5.165%	8/01/44	BBB+	2,555,660

1,500	L Brands, Inc.	6.875%	11/01/35	BB+	1,447,500

2,405	Lowes Companies, Inc.	3.100%	5/03/27	A–	2,394,286

500	The Men’s Warehouse Inc., (8)	7.000%	7/01/22	B3	437,500
	Total Specialty Retail				8,921,966

	Technology Hardware, Storage & Peripherals – 0.6%

2,970	Hewlett Packard Enterprise Co	4.900%	10/15/25	BBB+	3,114,015

1,425	Western Digital Corporation, 144A	7.375%	4/01/23	BBB–	1,565,719
4,395	Total Technology Hardware, Storage & Peripherals				4,679,734

	Trading Companies & Distributors – 0.3%

1,995	Air Lease Corporation	3.875%	4/01/21	BBB	2,080,855

	Transportation Infrastructure – 0.2%

1,110	Rumo Luxembourg Sarl, 144A	7.375%	2/09/24	BB–	1,140,081

	Wireless Telecommunication Services – 1.4%

1,900	Colombia Telecommunicaciones S.A. ESP, 144A, (8)	8.500%	N/A (9)	B	1,971,250

1,250	Digicel Group, Limited, 144A	8.250%	9/30/20	B–	1,168,625

1,000	Hughes Satellite Systems Corporation	6.625%	8/01/26	BB–	1,075,000

2,275	Sprint Spectrum Co LLC / Sprint Spectrum Co II LLC / Sprint Spectrum Co III LLC, 144A	3.360%	9/20/21	Baa2	2,294,906

1,350	Telecom Italia SpA, 144A	5.303%	5/30/24	BBB–	1,447,875

2,650	Telefonica Emisiones SAU	4.103%	3/08/27	BBB	2,738,126
	Total Wireless Telecommunication Services				10,695,782
	Total Corporate Bonds (cost $433,425,994)				446,475,966

116	NUVEEN

Principal Amount (000)	Description (1)		Optional Call Provisions (10)	Ratings (4)	Value

	MUNICIPAL BONDS – 0.2%

	Georgia – 0.2%

$1,550	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project P Bonds, Refunding Taxable Build America Bonds Series 2010A, 7.055%, 4/01/57		No Opt. Call	A–	$1,788,374
$1,550	Total Municipal Bonds (cost $1,686,872)				1,788,374

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 6.3%

	Banks – 3.2%

$2,695	Bank of America Corporation	6.300%	N/A (9)	BB+	$3,021,769

2,965	Citigroup Inc.	6.250%	N/A (9)	BB+	3,289,297

2,000	Cobank Agricultural Credit Bank	6.250%	N/A (9)	BBB+	2,196,442

3,086	General Electric Capital Corporation	5.000%	N/A (9)	A	3,275,480

3,000	JP Morgan Chase & Company	6.750%	N/A (9)	BBB–	3,408,750

2,797	KeyCorp	5.000%	N/A (9)	Baa3	2,849,444

1,000	M&T Bank Corporation	5.125%	N/A (9)	Baa2	1,038,750

4,570	SunTrust Bank Inc.	5.050%	N/A (9)	Baa3	4,638,550

1,000	Wachovia Capital Trust III	5.570%	N/A (9)	BBB	1,005,500
23,113	Total Banks				24,723,982

	Capital Markets – 1.0%

2,325	Bank of New York Mellon	4.950%	N/A (9)	Baa1	2,424,975

2,330	Goldman Sachs Group Inc., (8)	5.300%	N/A (9)	Ba1	2,446,500

1,000	Morgan Stanley	5.550%	N/A (9)	Ba1	1,044,750

1,605	State Street Corporation	5.250%	N/A (9)	Baa1	1,693,275
7,260	Total Capital Markets				7,609,500

	Commercial Services & Supplies – 0.2%

1,550	AerCap Global Aviation Trust, (8)	6.500%	N/A (9)	BB	1,646,875

	Consumer Finance – 0.8%

1,620	American Express Company	5.200%	N/A (9)	Baa2	1,678,725

3,920	Capital One Financial Corporation	5.550%	N/A (9)	Baa3	4,116,000
5,540	Total Consumer Finance				5,794,725

	Food Products – 0.4%

2,780	Land O’ Lakes Incorporated, 144A	8.000%	N/A (9)	BB	3,051,050

	Industrial Conglomerates – 0.0%

1,000	OAS Financial Limited, 144A	0.000%	N/A (9)	N/R	50,000

	Insurance – 0.7%

1,500	Allstate Corporation	5.750%	N/A (9)	Baa1	1,642,500

NUVEEN	117

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Insurance (continued)

$3,730	MetLife Inc.	5.250%	N/A (9)	BBB	$3,872,561
5,230	Total Insurance				5,515,061
$46,473	Total $1,000 Par (or similar) Institutional Preferred (cost $46,591,053)				48,391,193

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CONTINGENT CAPTIAL SECURITIES – 3.0% (11)

	Banks – 2.3%

$1,590	Australia and New Zealand Banking Group Limited of the United Kingdom, 144A, (8)	6.750%	N/A (9)	Baa2	$1,757,977

1,300	Banco Mercantil del Norte, 144A, (WI/DD)	7.625%	N/A (9)	BB	1,345,240

2,000	Credit Agricole SA, 144A	8.125%	N/A (9)	BBB–	2,323,400

2,410	HSBC Holdings PLC	6.875%	N/A (9)	BBB	2,602,800

2,000	ING Groep N.V	6.000%	N/A (9)	BBB–	2,045,000

1,300	Intesa Sanpaolo SpA, 144A	7.700%	N/A (9)	Ba3	1,350,375

1,600	Nordea Bank AB, 144A	6.125%	N/A (9)	BBB	1,672,000

1,000	Societe Generale, 144A	0.000%	N/A (9)	BB+	1,075,000

1,880	Standard Chartered PLC, 144A	7.500%	N/A (9)	Ba1	2,011,600

1,535	UniCredit SpA, Reg S	8.000%	N/A (9)	B+	1,576,316
16,615	Total Banks				17,759,708

	Capital Markets – 0.7%

2,000	Macquarie Bank Limited, 144A, (8)	0.000%	N/A (9)	Ba1	2,045,000

2,800	UBS Group AG, Reg S	5.625%	N/A (9)	BB+	2,964,500
4,800	Total Capital Markets				5,009,500
$21,415	Total Contingent Capital Securities (cost $21,406,985)				22,769,208

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 23.9%

$901	321 Henderson Receivables LLC, Series 2010-3A, 144A	3.820%	12/15/48	Aaa	$909,551

5,075	Ally Auto Receivables Trust, Series 2017-3	2.010%	3/15/22	AAA	5,078,325

5,390	American Express Credit Card Master Trust, Series 2017-1	1.930%	9/15/22	Aaa	5,401,841

2,301	American Homes 4 Rent, Series 2014-SFR2, 144A	3.786%	10/17/36	Aaa	2,404,061

2,270	AmeriCold LLC Trust, Series 2010, 144A	6.811%	1/14/29	A+	2,539,552

27	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Caa1	26,273

1,200	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	4.366%	9/15/48	A–	1,208,725

770	Bank of America Commercial Mortgage Inc. , Commercial Mortgage Pass-Through Certificates, Series 2015-UBS7	3.167%	9/15/48	BBB–	616,786

5,155	Bank of America Credit Card Trust, Series 2017-A1	1.950%	8/15/22	Aaa	5,172,037

118	NUVEEN

Principal Amount (000)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$2,400		Barclays Commercial Mortgage, Mortgage Pass-Through Certificates, Series 2015-STP, 144A	4.284%	9/10/28	BBB–	$2,426,283

4,900		CitiBank Credit Card Issuance Trust, Series 2014-A6	2.150%	7/15/21	Aaa	4,940,027

4,258		Colony American Homes Trust 2014-1A, 144A	2.376%	5/17/31	Aaa	4,281,186

3,940		Commercial Mortgage Pass-Through Certificates 2015-CR22	4.123%	3/10/48	A–	3,912,315

3,260		Commercial Mortgage Pass-Through Certificates, Series 2015-CR26	4.494%	10/10/48	A–	3,159,141

112		Countrywide Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2004-24CB	5.000%	11/25/19	BB+	112,191

835		Countrywide Home Loans Mortgage, Series 2005-27	5.500%	12/25/35	Caa1	774,051

132		Credit Suisse First Boston Mortgage Securities Corporation, Mortgage-Backed Pass-Through Certificates, Series 2003-23	5.750%	9/25/33	AA+	138,368

2,430		Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	AAA	2,426,855

1,950		Discover Card Execution Trust 2015-A2	1.900%	10/17/22	AAA	1,952,334

3,115		Discover Card Execution Trust 2017-A2	2.390%	7/15/24	AAA	3,142,994

3,680		Dominos Pizza Master Issuer LLC, Series 2017-1A, 144A, (WI/DD)	3.082%	7/25/47	BBB+	3,662,174

165		Fannie Mae Mortgage Interest Strips	5.000%	9/25/24	Aaa	7,250

4		Fannie Mae Mortgage Pool FN AL 1187	5.500%	7/01/24	Aaa	4,439

761		Fannie Mae Mortgage Pool FN 255956	5.500%	10/01/25	Aaa	842,666

46		Fannie Mae Mortgage Pool FN 745101	6.000%	4/01/32	Aaa	50,691

193		Fannie Mae Mortgage Pool FN 745324	6.000%	3/01/34	Aaa	212,662

95		Fannie Mae Mortgage Pool FN 725205	5.000%	3/01/34	Aaa	103,767

133		Fannie Mae Mortgage Pool FN 725773	5.500%	9/01/34	Aaa	148,359

53		Fannie Mae Mortgage Pool FN 735060	6.000%	11/01/34	Aaa	60,106

39		Fannie Mae Mortgage Pool FN 824163	5.500%	4/01/35	Aaa	43,949

56		Fannie Mae Mortgage Pool FN 831377	6.500%	4/01/36	Aaa	64,054

28		Fannie Mae Mortgage Pool FN 852909	6.500%	4/01/36	Aaa	30,939

87		Fannie Mae Mortgage Pool FN 893318	6.500%	8/01/36	Aaa	98,833

12		Fannie Mae Mortgage Pool FN 905597	3.391%	12/01/36	Aaa	12,333

58		Fannie Mae Mortgage Pool FN 944340	6.000%	6/01/37	Aaa	65,557

38		Fannie Mae Mortgage Pool FN 946228	5.978%	9/01/37	Aaa	40,557

76		Fannie Mae Mortgage Pool FN 256890	6.000%	9/01/37	Aaa	82,196

—	(19)	Fannie Mae Mortgage Pool FN 889618	5.500%	5/01/38	Aaa	136

—	(19)	Fannie Mae Mortgage Pool FN 985344	5.500%	7/01/38	Aaa	75

232		Fannie Mae Mortgage Pool FN AA0005	5.500%	11/01/38	Aaa	259,000

192		Fannie Mae Mortgage Pool FN AA0889	5.500%	12/01/38	Aaa	212,601

10,356		Fannie Mae Mortgage Pool FN AS7348	3.500%	6/01/46	Aaa	10,639,396

9,689		Fannie Mae Mortgage Pool FN AS8269	3.000%	11/01/46	Aaa	9,680,734

10,990		Fannie Mae TBA, (WI/DD)	4.500%	TBA	Aaa	11,772,170

24,320		Fannie Mae TBA, (WI/DD)	4.000%	TBA	Aaa	25,516,524

NUVEEN	119

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

$18,060	Fannie Mae TBA, (WI/DD)	3.500%	TBA	Aaa	$18,510,957

15,205	Fannie Mae TBA, (WI/DD)	3.000%	TBA	Aaa	15,157,473

7,382	Freddie Mac Gold Mortgage Pool, (WI/DD)	3.500%	2/01/47	Aaa	7,587,441

236	Freddie Mac Mortgage Pool, Various FG A17212	6.500%	7/01/31	Aaa	260,937

46	Freddie Mac Mortgage Pool, Various FG H09059	7.000%	8/01/37	Aaa	50,560

1,405	Freddie Mac Mortgage Trust, Multifamily Mortgage Pass-Through Certificates, Series 2013-K712, 144A	3.365%	5/25/45	AA	1,437,711

2,465	Goldman Sachs Mortgage Securities Trust, Mortgage Pass Through Certificates, Series 2015-GC32	3.345%	7/10/48	BBB–	1,952,967

19	Government National Mortgage Association, Guaranteed REMIC Pass-Through Securities and MX Securities Trust	4.500%	5/16/38	Aaa	18,732

3,000	Honda Auto Receivables Owner Trust 2017-2	1.870%	9/15/23	AAA	2,991,045

1,275	Impac Secured Assets Corporation, Mortgage Pass-Through Certificates, Series 2000-3	8.000%	10/25/30	CCC	1,199,101

757	JP Morgan Alternative Loan Trust, Mortgage Pass-Through Certificates, Series 2007-S1	1.512%	4/25/47	Caa1	727,600

22	Lehman Mortgage Trust, Mortgage Pass Through Certificates, Series 2008-6	5.052%	7/25/47	A+	21,743

2,327	Master RePerforming Loan Trust 2005-1, 144A	7.500%	8/25/34	B3	2,436,956

2,750	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, 144A	4.756%	6/15/47	BBB–	2,472,762

1,955	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, 144A	4.242%	4/15/48	BBB–	1,651,388

1,930	New Residential Advance Receivable Trust , Series 2016-T1, 144A	4.377%	6/15/49	BBB	1,940,925

3,100	New Residential Advance Receivable Trust, Series 2017-T1, 144A	4.002%	2/15/51	BBB	3,117,045

3,900	OMART Receivables Trust, Series 2016-T2, 144A	4.446%	8/16/49	BBB	3,804,130

90	Residential Accredit Loans Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2005-QS12	5.500%	8/25/35	Caa2	83,288

216	Wachovia Mortgage Loan Trust LLC, Mortgage Pass-Through Certificates, Series 2005-B	3.334%	10/20/35	D	189,833

195	Washington Mutual Mortgage Securities Corporation, Mortgage Pass-Through Certificates, Series 2004-RA3	6.262%	8/25/38	AA	204,778

1,635	Wells Fargo Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C30, 144A	4.495%	9/15/58	BBB–	1,430,548

12	Wells Fargo Mortgage Backed Securities, 2005-AR16 Class 3A2	3.208%	3/25/35	A+	12,571

2,580	World Omni Auto Receivables Trust, Series 2016-B	1.300%	2/15/22	AAA	2,558,086
$182,286	Total Asset-Backed and Mortgage-Backed Securities (cost $183,278,490)				184,052,641

Principal Amount (000) (7)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	SOVEREIGN DEBT – 5.3%

	Argentina – 0.5%

$2,460	Republic of Argentina	6.875%	1/26/27	B	$2,543,640

1,000	Republic of Argentina	7.625%	4/22/46	B	1,024,000
	Total Argentina				3,567,640

120	NUVEEN

Principal Amount (000) (7)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Egypt – 0.4%

$3,090		Arab Republic of Egypt, 144A	7.500%	1/31/27	B	$3,281,580

		El Salvador – 0.1%

1,100		Republic of El Salvador, 144A	6.375%	1/18/27	Caa1	992,750

		Germany – 2.0%

13,800	EUR	Deutschland Republic, Reg S	0.250%	2/15/27	Aaa	15,419,783

		Mexico – 2.1%

3,070	MXN	Mexico Bonos de DeSarrollo	5.750%	3/05/26	A3	15,791,544

		Sri Lanka – 0.2%

1,400		Republic of Sri Lanka, 144A	6.200%	5/11/27	B+	1,397,771
		Total Sovereign Debt (cost $39,336,817)				40,451,068
		Total Long-Term Investments (cost $734,596,566)				752,826,301

Shares		Description (1)	Coupon			Value

		INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 3.3%

		Money Market Funds – 3.3%

25,533,148		First American Government Obligations Fund, Class X, (13)	0.883% (12)			$25,533,148
		Total Investments Purchased with Collateral from Securities Lending (cost $25,533,148)				25,533,148

Shares		Description (1)	Coupon			Value

		SHORT-TERM INVESTMENTS – 11.1%

		Money Market Funds – 11.1%

85,819,945		First American Treasury Obligations Fund, Class Z	0.847% (12)			$85,819,945
		Total Short-Term Investments (cost $85,819,945)				85,819,945
		Total Investments (cost $845,949,659) – 112.2%				864,179,394
		Other Assets Less Liabilities – (12.2)% (15)				(93,886,384)
		Net Assets – 100%				$770,293,010

Investments in Derivatives as of June 30, 2017

Forward Foreign Currency Exchange Contracts

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Goldman Sacks Bank USA	Canadian Dollar	1,339,000	U.S Dollar	975,450	7/17/17	$(57,459)
Citibank, National Association	Euro	410,000	U.S Dollar	446,876	7/17/17	(21,843)
Bank of America, N.A.	Euro	13,660,000	U.S Dollar	15,298,408	8/25/17	(349,969)
Morgan Stanley Capital Services LLC	U.S. Dollar	8,685,322	Hungarian Forint	2,376,000,000	7/17/17	107,838
Morgan Stanley Capital Services LLC	Hungarian Forint	2,376,000,000	U.S Dollar	8,330,882	7/17/17	(462,278)
Morgan Stanley Capital Services LLC	Mexican Peso	281,700,000	U.S Dollar	15,252,489	8/11/17	(160,300)
						$(944,011)

NUVEEN	121

Nuveen Strategic Income Fund (continued)

Portfolio of Investments	June 30, 2017

Credit Default Swaps (OTC Cleared)

Clearing Broker	Referenced Entity	Buy/Sell Protection (16)	Current Credit Spread (17)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets, Inc.*	Markit CDX.NA.HY.28	Buy	3.392%	$63,000,000	5.000%	6/20/22	$(4,436,830)	$240,568	$(2,088)
Citigroup Global Markets, Inc.*	Markit iTraxx Europe	Buy	0.565	15,000,000	5.000	6/20/22	(1,992,873)	72,758	(538,340)
				$78,000,000			$(6,429,703)	$313,326	$(540,428)
*	Chicago Mercantile Exchange is the clearing house for this transaction.

Futures Contracts

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value*	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Long	286	9/17	$33,701,078	$(49,156)	$(76,028)
U.S. Treasury 10-Year Note	Short	(1,141)	9/17	(143,231,156)	320,906	416,772
U.S. Treasury Long Bond	Long	57	9/17	8,760,188	(32,063)	79,775
U.S. Treasury Ultra Bond	Long	228	9/17	37,819,500	(156,756)	597,235
				$(62,950,390)	$82,931	$1,017,754
*	Total aggregate Notional Amount at Value of long and short positions is $80,280,766 and $(143,231,156), respectively.

Options Purchased

Number of Contracts	Description	Notional Amount (18)	Expiration Date	Strike Price	Value
274	U.S. Treasury 10-Year Future	$3,493,500	8/17	$127.5	$12,844
274	Total Call Options Purchased (premiums paid $71,345)				$12,844

122	NUVEEN

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment valued at fair value using methods determined in good faith by, or at discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(5)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(7)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(8)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $24,598,754.

(9)	Perpetual security. Maturity date is not applicable.

(10)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgagebacked securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(11)	Contingent Capital Securities (“CoCos”) are hybrid securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. For example, the terms may specify an automatic write-down of principal or a mandatory conversion into the issuer’s common stock under certain adverse circumstances, such as the issuer’s capital ratio falling below a specified level.

(12)	The rate shown is the annualized seven-day subsidized yield as of the end of the reporting period.

(13)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

(14)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(15)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(16)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(17)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

(18)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(19)	Principal Amount (000) rounds to less than $1,000.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

TBA	To be announced. Maturity date not known prior to settlement of this transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

CAD	Canadian Dollar.

EUR	Euro

MXN	Mexican Peso

See accompanying notes to financial statements.

NUVEEN	123

Statement of

Assets and Liabilities	June 30, 2017

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities
Assets
Long-term investments, at value (cost $134,534,231, $344,129,174, $383,947,244 and $596,680,380, respectively)	$138,411,709	$356,388,497	$368,027,163	$596,912,009
Investments purchased with collateral from securities lending, at value (cost approximates value)	768,400	8,787,463	47,531,423	1,844,888
Short-term investments, at value (cost approximates value)	3,740,769	18,106,253	11,297,772	8,148,259
Cash denominated in foreign currencies (cost $—, $—, $65,207 and $—, respectively)	—	—	68,317	—
Cash	—	—	2,711,893	—
Cash collateral at brokers(1)	96,100	828,963	28,600	250,800
Options purchased, at value (premiums paid $—, $16,404, $— and $—, respectively)	—	2,953	—	—
Receivable for:
Dividends	—	—	117,765	3,625
Due from broker	167	5,283	40,722	2,753
Interest	896,700	2,891,101	6,447,973	1,567,283
Investments sold	—	2,305,453	4,157,869	1,816,137
Reclaims	—	25,906	—	—
Shares sold	129,752	189,527	653,910	2,055,395
Variation margin on futures contracts	38,464	67,218	—	72,733
Variation margin on swap contracts	—	27,732	—	—
Other assets	33,316	47,609	63,147	35,370
Total assets	144,115,377	389,673,958	441,146,554	612,709,252
Liabilities
Cash overdraft	—	—	—	156,934
Credit default swaps premium received	—	532,111	—	—
Unrealized depreciation on forward foreign currency exchange contracts, net	—	194,791	182,075	—
Payable for:
Collateral from securities lending program	768,400	8,787,463	47,531,423	1,844,888
Dividends	112,324	432,593	394,508	272,196
Investments purchased	—	19,309,827	5,200,000	5,640,000
Shares redeemed	87,340	221,152	1,611,308	789,973
Variation margin on future contracts	30,563	49,047	5,625	13,750
Accrued expenses:
Management fees	35,441	113,571	207,066	127,249
Directors fees	17,851	30,187	31,809	23,729
Professional fees	45,188	49,499	40,769	52,660
12b-1 distribution and service fees	4,106	18,150	71,709	35,508
Other	38,837	112,330	105,791	401,392
Total liabilities	1,140,050	29,850,721	55,382,083	9,358,279
Net assets	$142,975,327	$359,823,237	$385,764,471	$603,350,973

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

124	NUVEEN

	Intermediate Government Bond	Short Term Bond	Strategic Income
Assets
Long-term investments, at value (cost $51,199,553, $548,798,605 and $734,596,566, respectively)	$51,878,341	$549,771,306	$752,826,301
Investments purchased with collateral from securities lending, at value (cost approximates value)	328,063	2,658,212	25,533,148
Short-term investments, at value (cost approximates value)	274,447	24,846,144	85,819,945
Cash denominated in foreign currencies (cost $—, $— and $36,226, respectively)	—	—	37,954
Cash	—	—	—
Cash collateral at brokers(1)	46,000	132,000	9,223,352
Options purchased, at value (premiums paid $—, $— and $71,345, respectively)	—	—	12,844
Receivable for:
Dividends	—	—	3,984
Due from broker	84	1,332	18,309
Interest	317,284	2,827,527	7,256,414
Investments sold	—	3,824,286	8,868,337
Reclaims	—	—	—
Shares sold	28,539	646,250	1,601,596
Variation margin on futures contracts	11,254	48,638	320,906
Variation margin on swap contracts	—	—	313,326
Other assets	13,326	62,613	56,604
Total assets	52,897,338	584,818,308	891,893,020
Liabilities
Cash overdraft	—	—	—
Credit default swaps premium received	—	—	5,889,275
Unrealized depreciation on forward foreign currency exchange contracts, net	—	—	944,011
Payable for:
Collateral from securities lending program	328,063	2,658,212	25,533,148
Dividends	42,058	409,590	1,328,591
Investments purchased	—	18,964,351	85,020,485
Shares redeemed	55,838	648,619	1,909,974
Variation margin on future contracts	844	22,125	237,975
Accrued expenses:
Management fees	7,440	167,753	282,504
Directors fees	772	41,234	43,803
Professional fees	43,387	53,843	57,763
12b-1 distribution and service fees	3,032	40,970	94,745
Other	25,108	113,704	257,736
Total liabilities	506,542	23,120,401	121,600,010
Net assets	$52,390,796	$561,697,907	$770,293,010

(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

NUVEEN	125

Statement of Assets and Liabilities (continued)

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities
Class A Shares
Net assets	$13,182,451	$57,299,214	$136,976,869	$104,587,718
Shares outstanding	1,350,516	5,192,074	17,557,595	9,496,030
Net asset value (“NAV”) per share	$9.76	$11.04	$7.80	$11.01
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 4.25%, 4.75%, and 4.25%, respectively, of offering price)	$10.06	$11.53	$8.19	$11.50
Class C Shares
Net assets	$1,720,186	$6,984,522	$47,697,739	$10,638,748
Shares outstanding	176,757	635,857	6,122,520	982,091
NAV and offering price per share	$9.73	$10.98	$7.79	$10.83
Class R3 Shares
Net assets	$—	$1,205,375	$755,504	$5,618,443
Shares outstanding	—	108,656	94,873	514,785
NAV and offering price per share	$—	$11.09	$7.96	$10.91
Class R6 Shares
Net assets	$58,544,749	$23,797,971	$—	$23,654,247
Shares outstanding	6,012,910	2,157,723	—	2,113,571
NAV and offering price per share	$9.74	$11.03	$—	$11.19
Class I Shares
Net assets	$69,527,941	$270,536,155	$200,309,633	$458,851,817
Shares outstanding	7,152,405	24,562,955	25,598,756	41,184,441
NAV and offering price per share	$9.72	$11.01	$7.82	$11.14
Class T Shares(1)
Net assets	$—	$—	$24,726	$—
Shares outstanding	—	—	3,161	—
NAV per share	$—	$—	$7.82	$—
Offering price per share (NAV per share plus maximum sales charge of —%, —%, 2.50%, and —%, respectively, of offering price)	$—	$—	$8.02	$—
Net assets consist of:
Capital paid-in	$142,683,740	$357,956,198	$495,786,154	$602,965,561
Undistributed (Over-distribution of) net investment income	(319,856)	(2,578,372)	1,125,810	5,088,282
Accumulated net realized gain (loss)	(3,457,705)	(7,811,628)	(95,048,421)	(5,183,914)
Net unrealized appreciation (depreciation)	4,069,148	12,257,039	(16,099,072)	481,044
Net assets	$142,975,327	$359,823,237	$385,764,471	$603,350,973
Authorized shares – per class	2 billion	2 billion	2 billion	2 billion
Par value per share	0.0001	0.0001	0.0001	0.0001

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

126	NUVEEN

	Intermediate Government Bond	Short Term Bond	Strategic Income
Class A Shares
Net assets	$9,457,920	$92,966,847	$137,072,258
Shares outstanding	1,090,749	9,430,905	12,869,686
Net asset value (“NAV”) per share	$8.67	$9.86	$10.65
Offering price per share (NAV per share plus maximum sales charge of 3.00%, 2.25% and 4.25%, respectively, of offering price)	$8.94	$10.09	$11.12
Class C Shares
Net assets	$1,169,002	$25,326,443	$76,513,131
Shares outstanding	134,579	2,558,502	7,222,481
NAV and offering price per share	$8.69	$9.90	$10.59
Class R3 Shares
Net assets	$81,591	$435,756	$7,320,348
Shares outstanding	9,408	44,112	684,748
NAV and offering price per share	$8.67	$9.88	$10.69
Class R6 Shares
Net assets	$—	$95,753,892	$8,994,549
Shares outstanding	—	9,690,953	843,339
NAV and offering price per share	$—	$9.88	$10.67
Class I Shares
Net assets	$41,682,283	$347,214,969	$540,367,774
Shares outstanding	4,805,239	35,189,523	50,756,416
NAV and offering price per share	$8.67	$9.87	$10.65
Class T Shares(1)
Net assets	$—	$—	$24,950
Shares outstanding	—	—	2,343
NAV per share	$—	$—	$10.65
Offering price per share (NAV per share plus maximum sales charge of —%, —%, and 2.50%, respectively, of offering price)	$—	$—	$10.92
Net assets consist of:
Capital paid-in	$53,021,806	$574,209,563	$853,011,831
Undistributed (Over-distribution of) net investment income	(18,048)	(863,647)	(9,533,183)
Accumulated net realized gain (loss)	(1,314,573)	(12,650,953)	(90,846,276)
Net unrealized appreciation (depreciation)	701,611	1,002,944	17,660,638
Net assets	$52,390,796	$561,697,907	$770,293,010
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	0.0001	0.0001	0.0001

(1)	Class T Shares are not available for public offering.

See accompanying notes to financial statements.

NUVEEN	127

Statement of

Operations	Year Ended June 30, 2017

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities
Investment Income
Dividend income	$—	$222	$1,706,817	$14,511
Interest income	4,814,047	15,625,859	33,092,283	14,737,085
Securities lending income, net	7,680	61,290	433,776	20,819
Total investment income	4,821,727	15,687,371	35,232,876	14,772,415
Expenses
Management fees	748,182	1,762,576	2,552,938	2,417,257
12b-1 service fees – Class A Shares	34,984	150,218	411,150	265,570
12b-1 distribution and service fees – Class C Shares	19,071	81,402	464,115	133,866
12b-1 distribution and service fees – Class R3 Shares	—	47,551	3,886	56,130
12b-1 distribution and service fees – Class T Shares(1)	—	—	5	—
Shareholder servicing agent fees	79,483	289,258	282,898	1,416,743
Custodian fees	64,125	132,696	135,432	94,656
Directors fees	4,867	11,308	13,051	18,171
Professional fees	55,111	63,715	58,887	75,907
Shareholder reporting expenses	17,646	36,146	52,693	80,767
Federal and state registration fees	68,720	82,144	98,731	104,661
Other	9,815	18,879	123,219	12,036
Total expenses before fee waiver/expense reimbursement	1,102,004	2,675,893	4,197,005	4,675,764
Fee waiver/expense reimbursement	(237,399)	(450,769)	(5,802)	(1,049,542)
Net expenses	864,605	2,225,124	4,191,203	3,626,222
Net investment income (loss)	3,957,122	13,462,247	31,041,673	11,146,193
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,094,016	3,481,669	(1,337,739)	1,334,814
Forward foreign currency exchange contracts	—	(377,450)	210,744	—
Futures contracts	(1,099,892)	117,343	(137,663)	(3,448,952)
Options purchased	—	(189,915)	—	—
Swaps	—	(2,414,363)	(30,036)	—
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,983,483)	(1,417,518)	32,917,584	(16,784,072)
Forward foreign currency exchange contracts	—	154,851	(114,776)	—
Futures contracts	215,835	62,649	(275,326)	(295,008)
Options purchased	—	(13,451)	—	—
Swaps	—	2,131,286	—	—
Net realized and unrealized gain (loss)	(4,773,524)	1,535,101	31,232,788	(19,193,218)
Net increase (decrease) in net assets from operations	$(816,402)	$14,997,348	$62,274,461	$(8,047,025)

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

128	NUVEEN

	Intermediate Government Bond	Short Term Bond	Strategic Income
Investment Income
Dividend income	$—	$—	$211,505
Interest income	1,445,996	13,442,475	37,953,456
Securities lending income, net	6,711	32,653	259,802
Total investment income	1,452,707	13,475,128	38,424,763
Expenses
Management fees	318,197	2,330,699	4,121,696
12b-1 service fees – Class A Shares	31,570	243,219	421,113
12b-1 distribution and service fees – Class C Shares	15,670	300,390	834,813
12b-1 distribution and service fees – Class R3 Shares	750	1,789	37,208
12b-1 distribution and service fees – Class T Shares(1)	—	—	5
Shareholder servicing agent fees	53,081	268,905	613,966
Custodian fees	41,820	141,390	212,209
Directors fees	2,192	17,455	23,307
Professional fees	51,029	75,128	82,444
Shareholder reporting expenses	13,057	43,759	81,337
Federal and state registration fees	69,941	98,540	94,473
Other	6,375	19,988	29,017
Total expenses before fee waiver/expense reimbursement	603,682	3,541,262	6,551,588
Fee waiver/expense reimbursement	(173,519)	(297,138)	(732,889)
Net expenses	430,163	3,244,124	5,818,699
Net investment income (loss)	1,022,544	10,231,004	32,606,064
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(214,806)	729,844	(1,535,971)
Forward foreign currency exchange contracts	—	—	(2,742,500)
Futures contracts	(38,881)	(326,015)	243,580
Options purchased	—	—	(830,201)
Swaps	—	—	(5,806,488)
Net change in unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,552,387)	(2,250,536)	23,950,852
Forward foreign currency exchange contracts	—	—	(216,207)
Futures contracts	54,540	475,812	1,173,900
Options purchased	—	—	(58,501)
Swaps	—	—	2,651,990
Net realized and unrealized gain (loss)	(2,751,534)	(1,370,895)	16,830,454
Net increase (decrease) in net assets from operations	$(1,728,990)	$8,860,109	$49,436,518

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

NUVEEN	129

Statement of

Changes in Net Assets

	Core Bond		Core Plus Bond
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16
Operations
Net investment income (loss)	$3,957,122	$5,223,869	$13,462,247	$18,955,242
Net realized gain (loss) from:
Investments and foreign currency	1,094,016	(1,730,332)	3,481,669	(11,286,495)
Forward foreign currency exchange contracts	—	—	(377,450)	2,551,574
Futures contracts	(1,099,892)	(1,374,998)	117,343	(1,704,965)
Options purchased	—	—	(189,915)	—
Swaps	—	(558,892)	(2,414,363)	(3,093,979)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(4,983,483)	6,189,948	(1,417,518)	2,066,990
Forward foreign currency exchange contracts	—	—	154,851	(593,304)
Futures contracts	215,835	218,283	62,649	59,164
Options purchased	—	—	(13,451)	—
Swaps	—	157,115	2,131,286	(909,694)
Net increase (decrease) in net assets from operations	(816,402)	8,124,993	14,997,348	6,044,533
Distributions to Shareholders
From net investment income:
Class A Shares	(306,135)	(307,124)	(1,420,028)	(2,601,132)
Class C Shares	(27,096)	(16,758)	(132,502)	(264,008)
Class R3 Shares	—	—	(214,891)	(388,284)
Class R6 Shares	(1,414,133)	(1,343,684)	(635,081)	(1,135,658)
Class I Shares	(2,106,287)	(3,255,540)	(7,238,587)	(14,709,012)
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	—	(91,416)	—	(114,029)
Class C Shares	—	(7,303)	—	(14,202)
Class R3 Shares	—	—	—	(20,809)
Class R6 Shares	—	(363,524)	—	(45,069)
Class I Shares	—	(838,155)	—	(612,202)
Class T Shares(1)	—	—	—	—
Return of capital:
Class A Shares	(24,751)	(60,155)	(796,441)	—
Class C Shares	(3,373)	(5,269)	(107,897)	—
Class R3 Shares	—	—	(126,056)	—
Class R6 Shares	(102,536)	(236,107)	(320,604)	—
Class I Shares	(152,775)	(566,776)	(3,651,042)	—
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(4,137,086)	(7,091,811)	(14,643,129)	(19,904,405)
Fund Share Transactions
Proceeds from sale of shares	17,939,062	42,385,537	64,405,698	51,020,002
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,509,337	3,646,596	8,528,468	10,176,954
	20,448,399	46,032,133	72,934,166	61,196,956
Cost of shares redeemed	(55,410,123)	(101,207,255)	(107,070,562)	(220,210,716)
Net increase (decrease) in net assets from Fund share transactions	(34,961,724)	(55,175,122)	(34,136,396)	(159,013,760)
Net increase (decrease) in net assets	(39,915,212)	(54,141,940)	(33,782,177)	(172,873,632)
Net assets at the beginning of period	182,890,539	237,032,479	393,605,414	566,479,046
Net assets at the end of period	$142,975,327	$182,890,539	$359,823,237	$393,605,414
Undistributed (Over-distribution of) net investment income at the end of period	$(319,856)	$(423,327)	$(2,578,372)	$(3,472,816)

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

130	NUVEEN

	High Income Bond		Inflation Protected Securities
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16
Operations
Net investment income (loss)	$31,041,673	$36,034,347	$11,146,193	$2,731,449
Net realized gain (loss) from:
Investments and foreign currency	(1,337,739)	(69,385,392)	1,334,814	(421,526)
Forward foreign currency exchange contracts	210,744	1,656,267	—	—
Futures contracts	(137,663)	431,364	(3,448,952)	(539,412)
Options purchased	—	—	—	—
Swaps	(30,036)	(556,245)	—	(583,194)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	32,917,584	(7,410,663)	(16,784,072)	15,539,212
Forward foreign currency exchange contracts	(114,776)	(240,417)	—	—
Futures contracts	(275,326)	547,980	(295,008)	617,309
Options purchased	—	—	—	—
Swaps	—	250,790	—	80,776
Net increase (decrease) in net assets from operations	62,274,461	(38,671,969)	(8,047,025)	17,424,614
Distributions to Shareholders
From net investment income:
Class A Shares	(11,349,409)	(8,982,839)	(1,153,307)	—
Class C Shares	(2,883,575)	(2,834,762)	(63,715)	—
Class R3 Shares	(52,021)	(62,186)	(87,641)	—
Class R6 Shares	—	—	(243,084)	—
Class I Shares	(16,098,152)	(21,369,935)	(5,866,832)	—
Class T Shares(1)	(141)	—	—	—
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Class T Shares(1)	—	—	—	—
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(30,383,298)	(33,249,722)	(7,414,579)	—
Fund Share Transactions
Proceeds from sale of shares	527,158,862	290,281,180	327,307,816	257,295,500
Proceeds from shares issued to shareholders due to reinvestment of distributions	23,319,008	17,581,399	3,010,711	—
	550,477,870	307,862,579	330,318,527	257,295,500
Cost of shares redeemed	(561,646,868)	(493,243,683)	(239,408,167)	(136,999,242)
Net increase (decrease) in net assets from Fund share transactions	(11,168,998)	(185,381,104)	90,910,360	120,296,258
Net increase (decrease) in net assets	20,722,165	(257,302,795)	75,448,756	137,720,872
Net assets at the beginning of period	365,042,306	622,345,101	527,902,217	390,181,345
Net assets at the end of period	$385,764,471	$365,042,306	$603,350,973	$527,902,217
Undistributed (Over-distribution of) net investment income at the end of period	$1,125,810	$533,552	$5,088,282	$1,356,668

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

NUVEEN	131

Statement of Changes in Net Assets (continued)

	Intermediate Government Bond		Short Term Bond
	Year Ended 6/30/17	Year Ended 6/30/16	Year Ended 6/30/17	Year Ended 6/30/16
Operations
Net investment income (loss)	$1,022,544	$1,044,703	$10,231,004	$11,911,053
Net realized gain (loss) from:
Investments and foreign currency	(214,806)	165,420	729,844	(4,196,675)
Forward foreign currency exchange contracts	—	—	—	141,178
Futures contracts	(38,881)	(546,481)	(326,015)	(697,162)
Options purchased	—	—	—	—
Swaps	—	(66,161)	—	(1,481,338)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(2,552,387)	1,874,881	(2,250,536)	1,317,230
Forward foreign currency exchange contracts	—	—	—	—
Futures contracts	54,540	(31,945)	475,812	(245,584)
Options purchased	—	—	—	—
Swaps	—	(10,105)	—	258,316
Net increase (decrease) in net assets from operations	(1,728,990)	2,430,312	8,860,109	7,007,018
Distributions to Shareholders
From net investment income:
Class A Shares	(150,158)	(141,814)	(1,440,422)	(1,508,399)
Class C Shares	(6,809)	(5,691)	(206,915)	(238,936)
Class R3 Shares	(1,372)	(1,016)	(4,210)	(3,012)
Class R6 Shares	—	—	(1,266,480)	(1,053,567)
Class I Shares	(823,411)	(893,921)	(6,537,353)	(8,317,947)
Class T Shares(1)	—	—	—	—
From accumulated net realized gains:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Class T Shares(1)	—	—	—	—
Return of capital:
Class A Shares	—	—	(96,946)	—
Class C Shares	—	—	(29,934)	—
Class R3 Shares	—	—	(357)	—
Class R6 Shares	—	—	(73,173)	—
Class I Shares	—	—	(378,818)	—
Class T Shares(1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(981,750)	(1,042,442)	(10,034,608)	(11,121,861)
Fund Share Transactions
Proceeds from sale of shares	17,334,085	30,723,506	253,678,451	213,859,742
Proceeds from shares issued to shareholders due to reinvestment of distributions	361,910	369,458	4,633,178	4,309,842
	17,695,995	31,092,964	258,311,629	218,169,584
Cost of shares redeemed	(43,353,450)	(27,384,958)	(305,880,953)	(294,336,996)
Net increase (decrease) in net assets from Fund share transactions	(25,657,455)	3,708,006	(47,569,324)	(76,167,412)
Net increase (decrease) in net assets	(28,368,195)	5,095,876	(48,743,823)	(80,282,255)
Net assets at the beginning of period	80,758,991	75,663,115	610,441,730	690,723,985
Net assets at the end of period	$52,390,796	$80,758,991	$561,697,907	$610,441,730
Undistributed (Over-distribution of) net investment income at the end of period	$(18,048)	$(58,842)	$(863,647)	$(1,639,325)

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

132	NUVEEN

	Strategic Income
	Year Ended 6/30/17	Year Ended 6/30/16
Operations
Net investment income (loss)	$32,606,064	$46,798,233
Net realized gain (loss) from:
Investments and foreign currency	(1,535,971)	(70,792,612)
Forward foreign currency exchange contracts	(2,742,500)	13,528,427
Futures contracts	243,580	(4,939,649)
Options purchased	(830,201)	—
Swaps	(5,806,488)	(6,260,347)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	23,950,852	18,506,687
Forward foreign currency exchange contracts	(216,207)	(1,335,064)
Futures contracts	1,173,900	247,635
Options purchased	(58,501)	—
Swaps	2,651,990	(1,362,803)
Net increase (decrease) in net assets from operations	49,436,518	(5,609,493)
Distributions to Shareholders
From net investment income:
Class A Shares	(4,700,078)	(11,921,409)
Class C Shares	(1,697,178)	(4,273,552)
Class R3 Shares	(189,836)	(464,157)
Class R6 Shares	(888,278)	(1,603,676)
Class I Shares	(14,906,062)	(31,361,137)
Class T Shares(1)	—	—
From accumulated net realized gains:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Class T Shares(1)	—	—
Return of capital:
Class A Shares	(3,734,095)	—
Class C Shares	(1,850,649)	—
Class R3 Shares	(164,969)	—
Class R6 Shares	(655,316)	—
Class I Shares	(10,925,506)	—
Class T Shares(1)	(104)	—
Decrease in net assets from distributions to shareholders	(39,712,071)	(49,623,931)
Fund Share Transactions
Proceeds from sale of shares	244,895,885	192,983,898
Proceeds from shares issued to shareholders due to reinvestment of distributions	23,514,671	28,548,825
	268,410,556	221,532,723
Cost of shares redeemed	(300,622,459)	(578,746,922)
Net increase (decrease) in net assets from Fund share transactions	(32,211,903)	(357,214,199)
Net increase (decrease) in net assets	(22,487,456)	(412,447,623)
Net assets at the beginning of period	792,780,466	1,205,228,089
Net assets at the end of period	$770,293,010	$792,780,466
Undistributed (Over-distribution of) net investment income at the end of period	$(9,533,183)	$(5,931,705)

(1)	Class T Shares are not available for public offering. Class T Shares commenced operations on May 31, 2017.

See accompanying notes to financial statements.

NUVEEN	133

Financial

Highlights

Core Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (1/95)
2017	$10.05	$0.22	$(0.28)	$(0.06)	$(0.21)	$—	$(0.02)	$(0.23)	$9.76
2016	9.97	0.23	0.17	0.40	(0.22)	(0.06)	(0.04)	(0.32)	10.05
2015	10.36	0.25	(0.19)	0.06	(0.28)	(0.17)	—	(0.45)	9.97
2014	10.13	0.24	0.35	0.59	(0.22)	(0.14)	—	(0.36)	10.36
2013	10.67	0.18	(0.20)	(0.02)	(0.18)	(0.34)	—	(0.52)	10.13
Class C (1/11)
2017	10.02	0.15	(0.28)	(0.13)	(0.14)	—	(0.02)	(0.16)	9.73
2016	9.94	0.15	0.17	0.32	(0.14)	(0.06)	(0.04)	(0.24)	10.02
2015	10.32	0.17	(0.19)	(0.02)	(0.19)	(0.17)	—	(0.36)	9.94
2014	10.08	0.16	0.36	0.52	(0.14)	(0.14)	—	(0.28)	10.32
2013	10.62	0.09	(0.19)	(0.10)	(0.09)	(0.35)	—	(0.44)	10.08
Class R6 (1/15)
2017	10.02	0.25	(0.27)	(0.02)	(0.24)	—	(0.02)	(0.26)	9.74
2016	9.94	0.26	0.16	0.42	(0.24)	(0.06)	(0.04)	(0.34)	10.02
2015(e)	10.22	0.12	(0.27)	(0.15)	(0.13)	—	—	(0.13)	9.94
Class I (1/93)
2017	10.01	0.24	(0.27)	(0.03)	(0.24)	—	(0.02)	(0.26)	9.72
2016	9.93	0.25	0.17	0.42	(0.24)	(0.06)	(0.04)	(0.34)	10.01
2015	10.32	0.27	(0.19)	0.08	(0.30)	(0.17)	—	(0.47)	9.93
2014	10.09	0.26	0.22	0.48	(0.11)	(0.14)	—	(0.25)	10.32
2013	10.63	0.20	(0.20)	—	(0.21)	(0.33)	—	(0.54)	10.09

134	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.56)%	$13,182	0.93%		2.09%		0.78%		2.24%		85%
4.12	15,185	0.87		2.21		0.78		2.30		75
0.52	14,448	0.85		2.34		0.78		2.40		44
5.94	14,857	0.81		2.29		0.78		2.32		49
(0.38)	18,331	0.79		1.63		0.78		1.65		85

(1.33)	1,720	1.68		1.34		1.53		1.49		85
3.31	1,767	1.63		1.46		1.53		1.55		75
(0.20)	971	1.61		1.59		1.53		1.67		44
5.24	514	1.56		1.54		1.53		1.57		49
(1.17)	585	1.54		0.87		1.53		0.88		85

(0.22)	58,545	0.61		2.41		0.46		2.56		85
4.38	58,699	0.57		2.51		0.48		2.60		75
(1.46)	45,145	0.56	*	2.60	*	0.48	*	2.68	*	44

(0.32)	69,528	0.68		2.32		0.53		2.47		85
4.39	107,240	0.62		2.46		0.53		2.55		75
0.78	176,468	0.59		2.59		0.53		2.65		44
6.21	329,901	0.56		2.53		0.53		2.56		49
(0.16)	481,088	0.54		1.88		0.53		1.89		85

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	135

Financial Highlights (continued)

Core Plus Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (12/87)
2017	$11.01	$0.37	$0.07	$0.44	$(0.26)	$—	$(0.15)	$(0.41)	$11.04
2016	11.25	0.44	(0.22)	0.22	(0.44)	(0.02)	—	(0.46)	11.01
2015	11.75	0.45	(0.49)	(0.04)	(0.44)	(0.02)	—	(0.46)	11.25
2014	11.46	0.46	0.45	0.91	(0.43)	(0.19)	—	(0.62)	11.75
2013	11.64	0.41	(0.12)	0.29	(0.42)	(0.05)	—	(0.47)	11.46
Class C (2/99)
2017	10.96	0.29	0.05	0.34	(0.17)	—	(0.15)	(0.32)	10.98
2016	11.20	0.35	(0.22)	0.13	(0.35)	(0.02)	—	(0.37)	10.96
2015	11.69	0.36	(0.48)	(0.12)	(0.35)	(0.02)	—	(0.37)	11.20
2014	11.40	0.37	0.45	0.82	(0.34)	(0.19)	—	(0.53)	11.69
2013	11.59	0.32	(0.12)	0.20	(0.34)	(0.05)	—	(0.39)	11.40
Class R3 (9/01)
2017	11.05	0.36	0.06	0.42	(0.23)	—	(0.15)	(0.38)	11.09
2016	11.29	0.41	(0.22)	0.19	(0.41)	(0.02)	—	(0.43)	11.05
2015	11.80	0.42	(0.50)	(0.08)	(0.41)	(0.02)	—	(0.43)	11.29
2014	11.51	0.43	0.46	0.89	(0.41)	(0.19)	—	(0.60)	11.80
2013	11.70	0.38	(0.12)	0.26	(0.40)	(0.05)	—	(0.45)	11.51
Class R6 (1/15)
2017	11.00	0.41	0.05	0.46	(0.28)	—	(0.15)	(0.43)	11.03
2016	11.23	0.47	(0.21)	0.26	(0.47)	(0.02)	—	(0.49)	11.00
2015(e)	11.48	0.22	(0.26)	(0.04)	(0.21)	—	—	(0.21)	11.23
Class I (2/94)
2017	10.99	0.40	0.05	0.45	(0.28)	—	(0.15)	(0.43)	11.01
2016	11.24	0.46	(0.22)	0.24	(0.47)	(0.02)	—	(0.49)	10.99
2015	11.74	0.48	(0.49)	(0.01)	(0.47)	(0.02)	—	(0.49)	11.24
2014	11.44	0.49	0.46	0.95	(0.46)	(0.19)	—	(0.65)	11.74
2013	11.64	0.44	(0.14)	0.30	(0.45)	(0.05)	—	(0.50)	11.44

136	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

4.03%	$57,299	0.89%		3.27%		0.77%		3.39%		131%
2.07	61,769	0.87		3.91		0.77		4.00		79
(0.41)	69,968	0.85		3.80		0.77		3.88		44
8.23	68,728	0.84		3.89		0.77		3.97		50
2.40	79,740	0.81		3.42		0.77		3.46		46

3.16	6,985	1.64		2.52		1.52		2.64		131
1.29	8,387	1.62		3.15		1.52		3.25		79
(1.10)	8,580	1.60		3.06		1.52		3.15		44
7.43	7,696	1.59		3.13		1.52		3.20		50
1.59	4,200	1.56		2.67		1.52		2.71		46

3.88	1,205	1.14		3.08		1.02		3.19		131
1.83	14,871	1.12		3.64		1.02		3.74		79
(0.70)	3,751	1.10		3.57		1.02		3.65		44
7.97	638	1.10		3.65		1.02		3.73		50
2.11	350	1.06		3.18		1.02		3.22		46

4.30	23,798	0.57		3.58		0.45		3.70		131
2.35	24,899	0.56		4.21		0.46		4.31		79
(0.29)	43,680	0.54	*	4.14	*	0.46	*	4.22	*	44

4.21	270,536	0.64		3.52		0.52		3.63		131
2.26	283,680	0.62		4.16		0.52		4.25		79
(0.15)	440,499	0.60		4.04		0.52		4.12		44
8.64	514,961	0.60		4.17		0.52		4.24		50
2.52	588,627	0.56		3.67		0.52		3.71		46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	137

Financial Highlights (continued)

High Income Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (8/01)
2017	$7.22	$0.54	$0.57	$1.11	$(0.53)	$—	$(0.53)	$7.80
2016	8.23	0.57	(1.05)	(0.48)	(0.53)	—	(0.53)	7.22
2015	9.29	0.55	(1.00)	(0.45)	(0.54)	(0.07)	(0.61)	8.23
2014	8.99	0.58	0.53	1.11	(0.61)	(0.20)	(0.81)	9.29
2013	8.64	0.63	0.39	1.02	(0.67)	—	(0.67)	8.99
Class C (8/01)
2017	7.21	0.49	0.57	1.06	(0.48)	—	(0.48)	7.79
2016	8.22	0.53	(1.07)	(0.54)	(0.47)	—	(0.47)	7.21
2015	9.27	0.49	(0.99)	(0.50)	(0.48)	(0.07)	(0.55)	8.22
2014	8.98	0.51	0.52	1.03	(0.54)	(0.20)	(0.74)	9.27
2013	8.62	0.56	0.40	0.96	(0.60)	—	(0.60)	8.98
Class R3 (9/01)
2017	7.37	0.54	0.58	1.12	(0.53)	—	(0.53)	7.96
2016	8.40	0.57	(1.08)	(0.51)	(0.52)	—	(0.52)	7.37
2015	9.48	0.53	(1.01)	(0.48)	(0.53)	(0.07)	(0.60)	8.40
2014	9.17	0.57	0.54	1.11	(0.60)	(0.20)	(0.80)	9.48
2013	8.81	0.62	0.40	1.02	(0.66)	—	(0.66)	9.17
Class I (8/01)
2017	7.24	0.56	0.57	1.13	(0.55)	—	(0.55)	7.82
2016	8.26	0.60	(1.07)	(0.47)	(0.55)	—	(0.55)	7.24
2015	9.31	0.57	(0.98)	(0.41)	(0.57)	(0.07)	(0.64)	8.26
2014	9.01	0.60	0.53	1.13	(0.63)	(0.20)	(0.83)	9.31
2013	8.65	0.66	0.39	1.05	(0.69)	—	(0.69)	9.01
Class T (5/17)(e)
2017(f)	7.91	0.05	(0.10)	(0.05)	(0.04)	—	(0.04)	7.82

138	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Losss)		Expenses		Net Investment Income (Losss)		Portfolio Turnover Rate(d)

15.75%	$136,977	1.01%		7.03%		1.01%		7.03%		155%
5.48	114,537	1.03		7.99		1.03		7.99		91
(4.82)	119,535	0.97		6.31		0.97		6.31		80
12.88	209,830	0.95		6.37		0.95		6.37		85
11.99	141,132	0.94		6.92		0.94		6.92		133

14.93	47,698	1.76		6.32		1.76		6.32		155
(6.27)	41,663	1.79		7.26		1.79		7.26		91
(5.45)	55,409	1.72		5.62		1.72		5.62		80
11.98	71,974	1.70		5.64		1.70		5.64		85
11.33	67,466	1.70		6.21		1.70		6.21		133

15.46	756	1.26		6.80		1.26		6.81		155
(5.76)	834	1.29		7.78		1.29		7.78		91
(5.07)	995	1.21		6.03		1.21		6.03		80
12.65	1,099	1.20		6.09		1.20		6.09		85
11.79	697	1.19		6.69		1.19		6.69		133

15.97	200,310	0.75		7.31		0.76		7.31		155
(5.21)	208,009	0.78		8.12		0.78		8.12		91
(4.55)	446,406	0.72		6.56		0.72		6.56		80
13.15	719,640	0.71		6.61		0.71		6.61		85
12.39	495,863	0.70		7.24		0.70		7.24		133

(0.58)	25	0.98	*	7.78	*	1.00	*	7.78	*	155
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information. For the period October 31, 2013 through June 29, 2016, the Adviser did not reimburse the Fund for any fees and expenses.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Class T Shares are not available for public offering.
(f)	For the period May 31, 2017 (commencement of operations) through June 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	139

Financial Highlights (continued)

Inflation Protected Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (10/04)
2017	$11.30	$0.18	$(0.35)	$(0.17)	$(0.12)	$—	$—	$(0.12)	$11.01
2016	10.92	0.06	0.32	0.38	—	—	—	—	11.30
2015	11.26	(0.03)	(0.20)	(0.23)	(0.07)	—	(0.04)	(0.11)	10.92
2014	11.08	0.15	0.32	0.47	(0.09)	(0.20)	—	(0.29)	11.26
2013	11.80	0.07	(0.66)	(0.59)	(0.13)	—	—	(0.13)	11.08
Class C (10/04)
2017	11.14	0.10	(0.36)	(0.26)	(0.05)	—	—	(0.05)	10.83
2016	10.84	(0.05)	0.35	0.30	—	—	—	—	11.14
2015	11.21	(0.11)	(0.20)	(0.31)	(0.02)	—	(0.04)	(0.06)	10.84
2014	11.03	0.06	0.35	0.41	(0.03)	(0.20)	—	(0.23)	11.21
2013	11.72	(0.03)	(0.60)	(0.63)	(0.06)	—	—	(0.06)	11.03
Class R3 (10/04)
2017	11.21	0.15	(0.36)	(0.21)	(0.09)	—	—	(0.09)	10.91
2016	10.85	0.01	0.35	0.36	—	—	—	—	11.21
2015	11.21	(0.11)	(0.16)	(0.27)	(0.05)	—	(0.04)	(0.09)	10.85
2014	11.05	0.29	0.14	0.43	(0.07)	(0.20)	—	(0.27)	11.21
2013	11.74	0.04	(0.62)	(0.58)	(0.11)	—	—	(0.11)	11.05
Class R6 (1/15)
2017	11.46	0.26	(0.39)	(0.13)	(0.14)	—	—	(0.14)	11.19
2016	11.02	0.09	0.35	0.44	—	—	—	—	11.46
2015(e)	11.18	— *	(0.16)	(0.16)	—	—	— *	—	11.02
Class I (10/04)
2017	11.43	0.22	(0.37)	(0.15)	(0.14)	—	—	(0.14)	11.14
2016	11.02	0.08	0.33	0.41	—	—	—	—	11.43
2015	11.35	(0.01)	(0.19)	(0.20)	(0.09)	—	(0.04)	(0.13)	11.02
2014	11.14	0.19	0.33	0.52	(0.11)	(0.20)	—	(0.31)	11.35
2013	11.81	0.09	(0.61)	(0.52)	(0.15)	—	—	(0.15)	11.14

140	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(1.53)%	$104,588	0.96%		1.47%	0.79%		1.65%	49%
3.48	93,104	0.96		0.45	0.83		0.58	26
(2.04)	42,341	0.92		(0.38)	0.83		(0.29)	34
4.35	24,020	0.86		1.30	0.83		1.33	48
(5.07)	21,949	0.81		0.56	0.81		0.56	52

(2.33)	10,639	1.71		0.75	1.54		0.93	49
2.77	13,131	1.71		(0.61)	1.58		(0.47)	26
(2.75)	9,366	1.66		(1.06)	1.58		(0.98)	34
3.76	6,954	1.61		0.50	1.58		0.52	48
(5.39)	9,761	1.56		(0.25)	1.56		(0.25)	52

(1.86)	5,618	1.21		1.21	1.04		1.38	49
3.32	13,094	1.22		(0.05)	1.08		0.08	26
(2.38)	3,693	1.15		(1.05)	1.08		(0.98)	34
3.97	3,447	1.13		2.63	1.08		2.68	48
(5.02)	519	1.06		0.32	1.06		0.32	52

(1.10)	23,654	0.48		1.12	0.30		2.30	49
3.99	3,773	0.50		0.71	0.37		0.84	26
(1.39)	3,074	0.52	**	(0.12)**	0.41	**	(0.01)**	34

(1.27)	458,852	0.71		1.76	0.54		1.93	49
3.72	404,801	0.71		0.57	0.58		0.70	26
(1.78)	331,707	0.66		(0.13)	0.58		(0.05)	34
4.82	321,472	0.61		1.65	0.58		1.68	48
(4.46)	344,204	0.56		0.77	0.56		0.77	52

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	141

Financial Highlights (continued)

Intermediate Government Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (10/02)
2017	$8.96	$0.11	$(0.30)	$(0.19)	$(0.10)	$—	$—	$(0.10)	$8.67
2016	8.80	0.11	0.16	0.27	(0.11)	—	—	(0.11)	8.96
2015	8.81	0.10	(0.02)	0.08	(0.09)	—	—	(0.09)	8.80
2014	8.79	0.11	0.03	0.14	(0.11)	—	(0.01)	(0.12)	8.81
2013	9.02	0.14	(0.20)	(0.06)	(0.17)	—	—	(0.17)	8.79
Class C (10/09)
2017	8.98	0.05	(0.30)	(0.25)	(0.04)	—	—	(0.04)	8.69
2016	8.82	0.04	0.16	0.20	(0.04)	—	—	(0.04)	8.98
2015	8.83	0.04	(0.02)	0.02	(0.03)	—	—	(0.03)	8.82
2014	8.80	0.05	0.04	0.09	(0.05)	—	(0.01)	(0.06)	8.83
2013	9.03	0.07	(0.21)	(0.14)	(0.09)	—	—	(0.09)	8.80
Class R3 (10/09)
2017	8.97	0.09	(0.31)	(0.22)	(0.08)	—	—	(0.08)	8.67
2016	8.80	0.09	0.16	0.25	(0.08)	—	—	(0.08)	8.97
2015	8.81	0.08	(0.02)	0.06	(0.07)	—	—	(0.07)	8.80
2014	8.78	0.09	0.04	0.13	(0.09)	—	(0.01)	(0.10)	8.81
2013	9.01	0.12	(0.21)	(0.09)	(0.14)	—	—	(0.14)	8.78
Class I (10/02)
2017	8.97	0.13	(0.30)	(0.17)	(0.13)	—	—	(0.13)	8.67
2016	8.81	0.13	0.16	0.29	(0.13)	—	—	(0.13)	8.97
2015	8.82	0.12	(0.01)	0.11	(0.12)	—	—	(0.12)	8.81
2014	8.80	0.13	0.04	0.17	(0.14)	—	(0.01)	(0.15)	8.82
2013	9.03	0.16	(0.21)	(0.05)	(0.18)	—	—	(0.18)	8.80

142	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(2.08)%	$9,458	1.04%	1.02%	0.79%	1.27%	82%
3.06	13,760	1.00	1.08	0.85	1.23	58
0.93	9,010	1.02	1.00	0.85	1.17	59
1.65	9,621	1.01	1.14	0.85	1.30	31
(0.74)	11,034	1.01	1.41	0.85	1.57	55

(2.81)	1,169	1.79	0.27	1.54	0.52	82
2.29	1,550	1.75	0.34	1.60	0.49	58
0.18	667	1.77	0.25	1.60	0.42	59
0.98	639	1.76	0.40	1.60	0.56	31
(1.53)	1,090	1.76	0.66	1.60	0.82	55

(2.46)	82	1.28	0.76	1.04	1.00	82
2.90	143	1.25	0.83	1.10	0.98	58
0.66	137	1.27	0.75	1.10	0.92	59
1.49	137	1.26	0.89	1.10	1.05	31
(1.00)	168	1.26	1.17	1.10	1.32	55

(1.92)	41,682	0.78	1.27	0.54	1.51	82
3.34	65,305	0.75	1.33	0.60	1.48	58
1.20	65,850	0.77	1.24	0.60	1.40	59
1.90	86,186	0.76	1.36	0.60	1.52	31
(0.53)	52,291	0.76	1.67	0.60	1.83	55

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	143

Financial Highlights (continued)

Short Term Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (12/92)
2017	$9.88	$0.16	$(0.02)	$0.14	$(0.15)	$—	$(0.01)	$(0.16)	$9.86
2016	9.93	0.16	(0.06)	0.10	(0.15)	—	—	(0.15)	9.88
2015	10.05	0.16	(0.13)	0.03	(0.15)	—	—	(0.15)	9.93
2014	9.97	0.19	0.08	0.27	(0.19)	—	—	(0.19)	10.05
2013	9.95	0.20	0.03	0.23	(0.21)	—	—	(0.21)	9.97
Class C (10/09)
2017	9.92	0.08	(0.02)	0.06	(0.07)	—	(0.01)	(0.08)	9.90
2016	9.97	0.09	(0.07)	0.02	(0.07)	—	—	(0.07)	9.92
2015	10.08	0.08	(0.12)	(0.04)	(0.07)	—	—	(0.07)	9.97
2014	10.00	0.11	0.08	0.19	(0.11)	—	—	(0.11)	10.08
2013	9.97	0.12	0.04	0.16	(0.13)	—	—	(0.13)	10.00
Class R3 (9/11)
2017	9.90	0.13	(0.02)	0.11	(0.12)	—	(0.01)	(0.13)	9.88
2016	9.95	0.14	(0.07)	0.07	(0.12)	—	—	(0.12)	9.90
2015	10.07	0.13	(0.13)	—	(0.12)	—	—	(0.12)	9.95
2014	9.99	0.16	0.08	0.24	(0.16)	—	—	(0.16)	10.07
2013	9.96	0.17	0.04	0.21	(0.18)	—	—	(0.18)	9.99
Class R6 (1/15)
2017	9.90	0.19	(0.03)	0.16	(0.17)	—	(0.01)	(0.18)	9.88
2016	9.95	0.19	(0.06)	0.13	(0.18)	—	—	(0.18)	9.90
2015(e)	9.93	0.09	— *	0.09	(0.07)	—	—	(0.07)	9.95
Class I (2/94)
2017	9.89	0.18	(0.02)	0.16	(0.17)	—	(0.01)	(0.18)	9.87
2016	9.94	0.19	(0.06)	0.13	(0.18)	—	—	(0.18)	9.89
2015	10.06	0.18	(0.12)	0.06	(0.18)	—	—	(0.18)	9.94
2014	9.98	0.21	0.08	0.29	(0.21)	—	—	(0.21)	10.06
2013	9.95	0.22	0.04	0.26	(0.23)	—	—	(0.23)	9.98

144	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

1.39%	$92,967	0.77%		1.54%		0.72%		1.59%		50%
1.04	96,201	0.76		1.60		0.72		1.64		43
0.32	100,544	0.73		1.56		0.71		1.58		43
2.69	116,365	0.73		1.84		0.71		1.86		43
2.30	141,099	0.73		1.96		0.71		1.99		42

0.59	25,326	1.52		0.79		1.47		0.85		50
0.25	30,495	1.51		0.86		1.47		0.90		43
(0.36)	33,547	1.48		0.81		1.46		0.83		43
1.89	39,347	1.48		1.11		1.46		1.13		43
1.61	44,414	1.48		1.22		1.46		1.24		42

1.08	436	1.02		1.30		0.97		1.35		50
0.74	285	1.01		1.34		0.97		1.38		43
0.02	131	0.98		1.29		0.96		1.31		43
2.38	1,049	0.98		1.59		0.96		1.61		43
2.10	516	0.98		1.71		0.96		1.73		42

1.63	95,754	0.48		1.87		0.42		1.92		50
1.29	66,836	0.47		1.91		0.43		1.95		43
0.96	27,475	0.46	**	1.95	**	0.43	**	1.98	**	43

1.63	347,215	0.52		1.79		0.47		1.84		50
1.29	416,624	0.51		1.85		0.47		1.89		43
0.57	529,027	0.48		1.80		0.46		1.82		43
2.93	915,119	0.48		2.09		0.46		2.11		43
2.65	720,722	0.48		2.22		0.46		2.23		42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
*	Rounds to less than $0.01 per share.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	145

Financial Highlights (continued)

Strategic Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (2/00)
2017	$10.52	$0.44	$0.22	$0.66	$(0.29)	$—	$(0.24)	$(0.53)	$10.65
2016	10.97	0.50	(0.42)	0.08	(0.53)	—	—	(0.53)	10.52
2015	11.60	0.49	(0.58)	(0.09)	(0.54)	—	—	(0.54)	10.97
2014	11.02	0.53	0.59	1.12	(0.54)	—	—	(0.54)	11.60
2013	10.83	0.52	0.16	0.68	(0.49)	—	—	(0.49)	11.02
Class C (2/00)
2017	10.46	0.35	0.23	0.58	(0.21)	—	(0.24)	(0.45)	10.59
2016	10.90	0.42	(0.41)	0.01	(0.45)	—	—	(0.45)	10.46
2015	11.52	0.40	(0.57)	(0.17)	(0.45)	—	—	(0.45)	10.90
2014	10.94	0.44	0.60	1.04	(0.46)	—	—	(0.46)	11.52
2013	10.76	0.43	0.16	0.59	(0.41)	—	—	(0.41)	10.94
Class R3 (9/01)
2017	10.56	0.41	0.23	0.64	(0.27)	—	(0.24)	(0.51)	10.69
2016	11.01	0.48	(0.42)	0.06	(0.51)	—	—	(0.51)	10.56
2015	11.64	0.46	(0.57)	(0.11)	(0.52)	—	—	(0.52)	11.01
2014	11.05	0.51	0.60	1.11	(0.52)	—	—	(0.52)	11.64
2013	10.88	0.49	0.15	0.64	(0.47)	—	—	(0.47)	11.05
Class R6 (1/15)
2017	10.52	0.48	0.23	0.71	(0.32)	—	(0.24)	(0.56)	10.67
2016	10.96	0.53	(0.41)	0.12	(0.56)	—	—	(0.56)	10.52
2015(e)	11.22	0.24	(0.25)	(0.01)	(0.25)	—	—	(0.25)	10.96
Class I (2/00)
2017	10.51	0.46	0.24	0.70	(0.32)	—	(0.24)	(0.56)	10.65
2016	10.96	0.53	(0.42)	0.11	(0.56)	—	—	(0.56)	10.51
2015	11.59	0.52	(0.58)	(0.06)	(0.57)	—	—	(0.57)	10.96
2014	11.01	0.56	0.59	1.15	(0.57)	—	—	(0.57)	11.59
2013	10.83	0.55	0.15	0.70	(0.52)	—	—	(0.52)	11.01
Class T (5/17)(f)
2017(g)	10.67	0.03	(0.01)	0.02	—	—	(0.04)	(0.04)	10.65

146	NUVEEN

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waive/Reimbursement				Ratios to Average Net Assets After Waive/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

6.43%	$137,072	0.93%		4.02%		0.83%		4.12%		135%
0.94	187,052	0.92		4.71		0.83		4.80		56
(0.80)	288,080	0.92		4.25		0.82		4.34		47
10.46	128,189	0.91		4.65		0.84		4.73		50
6.25	72,341	0.90		4.50		0.84		4.57		69

5.63	76,513	1.68		3.25		1.58		3.35		135
0.20	89,173	1.67		3.97		1.58		4.06		56
(1.50)	110,660	1.67		3.51		1.57		3.60		47
9.59	48,335	1.66		3.91		1.59		3.98		50
5.50	35,146	1.65		3.75		1.59		3.81		69

6.17	7,320	1.18		3.74		1.08		3.83		135
0.70	7,647	1.17		4.44		1.08		4.54		56
(1.01)	12,272	1.17		4.00		1.07		4.09		47
10.19	5,321	1.16		4.41		1.09		4.48		50
5.89	2,926	1.15		4.27		1.09		4.34		69

6.86	8,995	0.60		4.35		0.51		4.45		135
1.28	33,372	0.60		5.07		0.50		5.17		56
(0.10)	20,498	0.61	*	4.70	*	0.50	*	4.81	*	47

6.77	540,368	0.68		4.22		0.58		4.32		135
1.19	475,536	0.67		4.95		0.58		5.05		56
(0.54)	773,719	0.67		4.48		0.57		4.57		47
10.77	612,214	0.66		4.92		0.59		5.00		50
6.42	517,292	0.65		4.75		0.59		4.81		69

0.23	25	0.92	*	3.40	*	0.83	*	3.50	*	135

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates, Management Fees for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period January 20, 2015 (commencement of operations) through June 30, 2015.
(f)	Class T Shares are not available for public offering.
(g)	For the period May 31, 2017 (commencement of operations) through June 30, 2017.
*	Annualized.

See accompanying notes to financial statements.

NUVEEN	147

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Core Bond Fund (“Core Bond”), Nuveen Core Plus Bond Fund (“Core Plus Bond”), Nuveen High Income Bond Fund (“High Income Bond”), Nuveen Inflation Protected Securities Fund (“Inflation Protected Securities”), Nuveen Intermediate Government Bond Fund (“Intermediate Government Bond”), Nuveen Short Term Bond Fund (“Short Term Bond”) and Nuveen Strategic Income Fund (“Strategic Income”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

The end of the reporting period for the Funds is June 30, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, overseas the management of the Fund’s portfolios, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives

Core Bond’s investment objective is to provide investors with current income to the extent consistent with preservation of capital. Core Plus Bond’s investment objective is to provide investors with high current income consistent with limited risk to capital. High Income Bond’s investment objective is to provide investors with a high level of current income. Inflation Protected Securities’ investment objective is to provide investors with total return while providing protection against inflation. Intermediate Government Bond’s investment objective is to provide investors with current income to the extent consistent with the preservation of capital. Short Term Bond’s investment objective is to provide investors with current income while maintaining a high degree of principal stability. Strategic Income’s investment objective is to provide investors with total return.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Core Plus Bond	High Income Bond	Inflation Protected Securities	Strategic Income
Outstanding when-issued/delayed delivery purchase commitments	$19,309,762	$5,200,000	$5,640,000	$85,020,485

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also

148	NUVEEN

reflects paydown gains and losses, if any. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of the Funds, with the exception of Short Term Bond, of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge. Class A Share purchases of Short Term Bond of $250,000 or more are sold at NAV without an up-front sales charge. Class A Share purchases may be subject to a contingent deferred sales charge (“CDSC”) equal to 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class T Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds’ Board of Directors (the “Board”) has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

NUVEEN	149

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of forward foreign currency exchange contracts and swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

The value of exchange-traded options are based on the mean of the closing bid and ask prices and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to

150	NUVEEN

materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Core Bond	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Corporate Bonds	$—	$66,156,413		$—		$66,156,413
$1,000 Par (or similar) Institutional Preferred	—	703,850		—		703,850
U.S. Government and Agency Obligations	—	10,054,655		—		10,054,655
Asset-Backed and Mortgage-Backed Securities	—	61,496,791		—		61,496,791
Investments Purchased with Collateral from Securities Lending	768,400	—		—		768,400
Short-Term Investments:
Money Market Funds	3,740,769	—		—		3,740,769
Investments in Derivatives:
Futures Contracts**	191,670	—		—		191,670
Total	$4,700,839	$138,411,709		$—		$143,112,548

Core Plus Bond
Long-Term Investments*:
Corporate Bonds	$—	$190,359,517		$—		$190,359,517
$1,000 Par (or similar) Institutional Preferred	—	20,950,232		—		20,950,232
Contingent Capital Securities	—	5,387,822		—		5,387,822
Municipal Bonds	—	865,342		—		865,432
Asset-Backed and Mortgage-Backed Securities	—	128,991,700		—		128,991,700
Sovereign Debt	—	9,833,884		—		9,833,884
Investments Purchased with Collateral from Securities Lending	8,787,463	—		—		8,787,463
Short-Term Investments:
Money Market Funds	18,106,253	—		—		18,106,253
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(194,791)		—		(194,791)
Credit Default Swaps**	—	(3,126)		—		(3,126)
Futures Contracts**	212,543	—		—		212,543
Options purchased	2,953	—		—		2,953
Total	$27,109,212	356,190,580		$—		$383,299,792

High Income Bond
Long-Term Investments*:
Common Stocks	$5,038,703	$5,153	***	$63,800	***	$5,107,656
Convertible Preferred Securities	3,607,943	416,875	***	—		4,024,818
Variable Rate Senior Loan Interests	—	11,624,173		—		11,624,173
$25 Par (or similar) Retail Preferred	5,776,543	1,590,600	***	—		7,367,143
Corporate Bonds	—	309,821,340		—	****	309,821,340
$1,000 Par (or similar) Institutional Preferred	—	11,155,000		—		11,155,000
Contingent Capital Securities	—	10,423,946		—		10,423,946
Asset-Backed Securities	—	138		—		138
Investment Companies	8,502,373	—		—		8,502,373
Warrants	—	576	***	—	****	576
Investments Purchased with Collateral from Securities Lending	47,531,423	—		—		47,531,423
Short-Term Investments:
Money Market Funds	11,297,772	—		—		11,297,772
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(182,075)		—		(182,075)
Futures Contracts**	(2,863)	—		—		(2,863)
Total	$81,751,894	$344,855,726		$63,800		$426,671,420
*	Refer to the Fund’s Portfolio of Investments for industry, state and/or country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
****	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3. Value equals zero as of the end of the reporting period.

NUVEEN	151

Notes to Financial Statements (continued)

Inflation Protected Securities	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Convertible Preferred Securities	$252,398	$—		$—		$252,398
Corporate Bonds	—	22,620,453		—		22,620,453
Municipal Bonds	—	1,249,800		—		1,249,800
U.S. Government and Agency Obligations	—	529,719,961		—		529,719,961
Asset-Backed and Mortgage-Backed Securities	—	38,244,937		—		38,244,937
Sovereign Debt	—	4,824,460		—		4,824,460
Investments Purchased with Collateral from Securities Lending	1,844,888	—		—		1,844,888
Short-Term Investments:
Money Market Funds	8,148,259	—		—		8,148,259
Investments in Derivatives:
Futures Contracts**	249,415	—		—		249,415
Total	$10,494,960	$596,659,611		$—		$607,154,571

Intermediate Government Bond
Long-Term Investments*:
Municipal Bonds	$—	$2,237,913		$—		$2,237,913
U.S. Government and Agency Obligations	—	38,385,466		—		38,385,466
Asset-Backed and Mortgage-Backed Securities	—	11,254,962		—		11,254,962
Investments Purchased with Collateral from Securities Lending	328,063	—		—		328,063
Short-Term Investments:
Money Market Funds	274,447	—		—		274,447
Investments in Derivatives:
Futures Contracts**	22,823	—		—		22,823
Total	$625,333	$51,878,341		$—		$52,503,674

Short Term Bond
Long-Term Investments*:
Corporate Bonds	$—	$258,918,790		$—		$258,918,790
Municipal Bonds	—	5,415,704		—		5,415,704
U.S. Government and Agency Obligations	—	49,366,536		—		49,366,536
Asset-Backed and Mortgage-Backed Securities	—	236,070,276		—		236,070,276
Investments Purchased with Collateral from Securities Lending	2,658,212	—		—		2,658,212
Short-Term Investments:
Money Market Funds	24,846,144	—		—		24,846,144
Investments in Derivatives:
Futures Contracts**	30,243	—		—		30,243
Total	$27,534,599	$549,771,306		$—		$577,305,905

Strategic Income
Long-Term Investments*:
Common Stocks	$774,170	$—		$5,993	***	$780,163
Convertible Preferred Securities	239,000	71,875	***	—		310,875
Variable Rate Senior Loan Interests	—	5,556,906		—		5,556,906
$25 Par (or similar) Retail Preferred	—	2,249,907	***	—		2,249,907
Corporate Bonds	—	446,475,966		—		446,475,966
Municipal Bonds	—	1,788,374		—		1,788,374
$1,000 Par (or similar) Institutional Preferred	—	48,391,193		—		48,391,193
Contingent Capital Securities	—	22,769,208		—		22,769,208
Asset-Backed and Mortgage-Backed Securities	—	184,052,641		—		184,052,641
Sovereign Debt	—	40,451,068		—		40,451,068
Investments Purchased with Collateral from Securities Lending	25,533,148	—		—		25,533,148
Short-Term Investments:
Money Market Funds	85,819,945	—		—		85,819,945
Investments in Derivatives:
Forward Foreign Currency Exchange Contracts**	—	(944,011)		—		(944,011)
Credit Default Swaps**	—	(540,428)		—		(540,428)
Futures Contracts**	1,017,754	—		—		1,017,754
Options purchased	12,844	—		—		12,844
Total	$113,396,861	$750,322,699		$5,993		$863,725,553
*	Refer to the Fund’s Portfolio of Investments for industry, state and/or country classifications, where applicable.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.

152	NUVEEN

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond however, interest will be paid based on a principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recognized as a component of “Interest income” on the Statement of Operations, even though investors do not receive their principal until maturity.

NUVEEN	153

Notes to Financial Statements (continued)

Securities Lending

In order to generate additional income, each Fund may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, the Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Funds also have the ability to recall the securities on loan at any time.

Each Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under each Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Funds’ custodian, U.S. Bank National Association, serves as its securities lending agent. Each Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Funds, and the collateral delivered related to those securities, as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Core Bond
	Corporate Bonds	$683,597	$(683,597)	$—
	U.S. Government and Agency Obligations	60,407	(60,407)	—
Total		$744,004	$(744,004)	$—
Core Plus Bond
	Corporate Bonds	$5,949,110	$(5,949,110)	$—
	$1,000 Par (or Similar) Institutional Preferred	2,488,472	(2,488,472)	—
Total		$8,437,582	$(8,437,582)	$—
High Income Bond
	Common Stocks	$13,773	$(13,773)	$—
	$25 Par (or Similar) Retail Preferred	3,806	(3,806)	—
	Corporate Bonds	41,414,394	(41,414,394)	—
	$1,000 Par (or Similar) Institutional Preferred	2,656,250	(2,656,250)	—
	Investment Companies	240	(240)	—
Total		$44,088,463	$(44,088,463)	$—
Inflation Protected Securities
	Corporate Bonds	$1,779,730	$(1,779,730)	$—
Intermediate Government Bond
	U.S. Government and Agency Obligations	$319,948	$(319,948)	$—
Short Term Bond
	Corporate Bonds	$2,582,600	$(2,582,600)	$—
Strategic Income
	$1,000 Par (or Similar) Institutional Preferred	$5,417,402	$(5,417,402)	$—
	Corporate Bonds	19,181,352	(19,181,352)	—
Total		$24,598,754	$(24,598,754)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund's Portfolio of Investments for details on the securities out on loan.

154	NUVEEN

Securities lending fees paid by each Fund during the current fiscal period were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Securities lending fees paid	$503	$3,511	$33,183	$1,186	$—	$1,111	$14,585

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts (“forward contracts”) under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the over-the-counter (“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate. The net amount recorded on these transactions for each counterparty is recognized as a component of “Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts (, net)” on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of “Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts” on the Statement of Operations. When the contract is closed or offset with the same counterparty, a Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of “Net realized gain (loss) from forward foreign currency exchange contracts” on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the current fiscal period, Core Plus Bond, High Income Bond and Strategic Income invested in forward foreign currency exchange contracts to manage foreign currency exposure. For example, the Fund may reduce unwanted currency exposure from its bond portfolio, or it may take long forward positions in select currencies in an attempt to benefit from the potential price appreciation.

The average notional amount of forward foreign currency exchange contracts outstanding during the current fiscal period was as follows:

	Core Plus Bond	High Income Bond	Strategic Income
Average notional amount of forward foreign currency exchange contracts outstanding*	$16,410,684	$5,173,892	$78,747,111
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

NUVEEN	155

Notes to Financial Statements (continued)

The following table presents the fair value of forward foreign currency exchange contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond

Foreign currency exchange rate	Forward contracts	—	$—	Unrealized depreciation on forward foreign currency exchange contracts, net	$23,601
	Forward contracts	—	—	Unrealized depreciation on forward foreign currency exchange contracts, net	(218,392)
Total			$—		$(194,791)

High Income Bond

Foreign currency exchange rate	Forward contracts	—	$—	Unrealized depreciation on forward foreign currency exchange contracts, net	$(182,075)

Strategic Income

Foreign currency exchange rate	Forward contracts	—	$—	Unrealized depreciation on forward foreign currency exchange contracts, net	$107,838
	Forward contracts	—	—	Unrealized depreciation on forward foreign currency exchange contracts, net	(1,051,849)
Total			$—		$(944,011)

The following table presents the forward foreign currency exchange contracts subject to netting agreements and the collateral delivered related to those forward foreign currency exchange contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Exchange Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Exchange Contracts*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Forward Foreign Currency Exchange Contracts	Collateral Pledged to (from) Counterparty	Net Exposure
Core Plus Bond
	Bank of America, N.A.	$—	$(78,525)	$—	$(78,525)	$—	$(78,525)
	Morgan Stanley Capital Services LLC	23,601	(139,867)	23,601	(116,266)	—	(116,266)
Total		$23,601	$(218,392)	$23,601	$(194,791)	$—	$(194,791)
High Income Bond
	Goldman Sachs Bank USA	$—	(182,075)	—	$(182,075)	$—	$(182,075)
Strategic Income
	Bank of America, N.A.	$—	$(349,969)	$—	$(349,969)	$—	$(349,969)
	Citibank, National Association	—	(21,843)	—	(21,843)	20,000	(1,843)
	Goldman Sachs Bank USA	—	(57,459)	—	(57,459)	—	(57,459)
	Morgan Stanley Capital Services LLC	107,838	(622,578)	107,838	(514,740)	514,740	—
Total		$107,838	$(1,051,849)	$107,838	$(944,011)	$534,740	$(409,271)
*	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

156	NUVEEN

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward foreign currency exchange contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Forward Foreign Currency Exchange Contracts	Change in Net Unrealized Appreciation (Depreciation) of Forward Foreign Currency Exchange Contracts
Core Plus Bond	Foreign currency exchange rate	Forward contracts	$(377,450)	$154,851
High Income Bond	Foreign currency exchange rate	Forward contracts	210,744	(114,776)
Strategic Income	Foreign currency exchange rate	Forward contracts	(2,742,500)	(216,207)

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, each Fund used U.S. Treasury futures as part of their overall portfolio construction strategy to manage portfolio duration and yield curve exposure. Strategic Income also used Eurodollar Futures; selecting foreign bond futures to actively manage exposure to those markets.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Average notional amount of futures contracts outstanding*	$25,014,978	$29,802,284	$9,836,055	$39,695,235	$11,561,063	$31,258,852	$194,514,811
*	The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$84,750	Payable for variation margin on futures contracts*	$ 106,920

Core Plus Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$80,203	Payable for variation margin on futures contracts*	$ 145,486
		—	—	Payable for variation margin on futures contract*	(13,146)
Total			$80,203		$ 132,340
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

NUVEEN	157

Notes to Financial Statements (continued)

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
High Income Bond

Interest Rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$(2,863)

Inflation Protected Securities

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$200,528	Payable for variation margin on futures contracts*	$48,887

Intermediate Government Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$25,596	Payable for variation margin on future contracts*	$(2,773)

Short Term Bond

Interest rate	Futures contracts	Receivable for variation margin on futures contracts*	$98,003	Payable for variation margin on futures contracts*	$(67,760)

Strategic Income

Interest Rate	Futures contracts	Receivable for variation margin on futures contracts*	$416,772	Payable for variation margin on futures contracts*	$677,010
		—	—	Payable for variation margin on futures contracts*	(76,028)
Total			$416,772		$600,982
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Core Bond	Interest rate	Futures contracts	$(1,099,892)	$215,835
Core Plus Bond	Interest rate	Futures contracts	117,343	62,649
High Income Bond	Interest rate	Futures contracts	(137,663)	(275,326)
Inflation Protected Securities	Interest rate	Futures contracts	(3,448,952)	(295,008)
Intermediate Government Bond	Interest rate	Futures contracts	(38,881)	54,540
Short Term Bond	Interest rate	Futures contracts	(326,015)	475,812
Strategic Income	Interest rate	Futures contracts	243,580	1,173,900

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which begin at a specified date in the future (the “effective date”).

The amount of the payment obligation is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an OTC swap that is not cleared through a clearing house (“OTC Uncleared”), the net amount recorded on these transactions, for each counterparty, is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net).”

158	NUVEEN

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, Core Plus Bond and Strategic Income invested in interest rate swap contracts as part of an overall portfolio construction strategy to manage duration and overall portfolio yield curve exposure.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Core Plus Bond	Strategic Income
Average notional amount of interest rate swap contracts outstanding*	$3,600,000	$5,200,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. When a Fund has bought (sold) protection in a credit default swap upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) deliver (receive) that security, or an equivalent amount of cash, from the counterparty in exchange for receipt (payment) of the notional amount to the counterparty, or (ii) receive (pay) a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security received (delivered) and the notional amount delivered (received) is recorded as a realized gain or loss. Payments paid (received) at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a

NUVEEN	159

Notes to Financial Statements (continued)

receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Core Plus Bond and High Income Bond entered into credit default swaps to take on credit risk and earn a commensurate credit spread. Strategic Income used High Yield credit default swaps as a way to assume and hedge credit risk.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	Core Plus Bond	High Income Bond	Strategic Income
Average notional amount of credit default swap contracts outstanding*	$6,196,000	$4,000,000	$48,434,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond

Credit	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts*	$(3,126)	—	$—

Strategic Income

Credit	Swaps (OTC Cleared)	Receivable for variation margin on swap contracts*	$(540,428)	—	$—
*	Value represents unrealized appreciation (depreciation) of swaps as reported in the Fund’s Portfolio of Investments and not the asset and/or liability derivative location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Core Plus Bond	Credit	Swaps	$(434,102)	$(3,126)
	Interest rate	Swaps	(1,980,261)	2,134,412
Total			$(2,414,363)	$2,131,286
High Income Bond	Credit	Swaps	$(30,036)	$—
Strategic Income	Credit	Swaps	$(3,021,093)	$(431,050)
	Interest rate	Swaps	(2,785,395)	3,083,040
Total			$(5,806,488)	$2,651,990

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has

160	NUVEEN

no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, Core Plus Bond and High Income Bond purchased currency put options which were used as part of an overall portfolio construction strategy to manage foreign currency exposure. Each fund also purchased a small amount of currency call options as part of its overwrite strategy and purchased a small amount of call options on futures during the period.

The average notional amount of outstanding options purchased during the current fiscal period, was as follows:

	Core Plus Bond	Strategic Income
Average notional amount of outstanding call options purchased*	$1,612,650	$6,752,700

	Core Plus Bond	Strategic Income
Average notional amount of outstanding put options purchased*	$1,414,248	$5,896,596
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options purchased held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Core Plus Bond

Interest Rate	Options	Options purchased, at value	$2,953	—	$—

Strategic Income

Interest Rate	Options	Options purchased, at value	$12,844	—	$—

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased
Core Plus Bond	Currency	Options	$(79,688)	$—
	Interest Rate	Options	(110,227)	(13,541)
Total			$(189,915)	$(13,541)
Strategic Income	Currency	Options	$(557,914)	$—
	Interest Rate	Options	(272,287)	(58,501)
Total			$(830,201)	$(58,501)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

NUVEEN	161

Notes to Financial Statements (continued)

4. Fund Shares

The Funds have an effective registration statement on file with the Securities and Exchange Commission (“SEC”) to issue Class T Shares, which were not yet available for public offering at the time this report was issued.

High Income Bond and Strategic Income issued Class T Shares during the period; however, these shares are not available for public offering. Class T Shares for each Fund commenced operations on May 31, 2017.

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 6/30/17		Year Ended 6/30/16
Core Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	348,602	$3,417,164	426,304	$4,195,062
Class C	60,753	599,236	125,119	1,230,992
Class R6	43,750	420,000	2,124,538	21,050,000
Class I	1,378,169	13,502,662	1,621,099	15,909,483
Shares issued to shareholders due to reinvestment of distributions:
Class A	31,200	306,317	42,495	418,729
Class C	2,394	23,407	1,964	19,295
Class R6	155,004	1,516,669	197,727	1,943,314
Class I	67,626	662,944	129,005	1,265,258
	2,087,498	20,448,399	4,668,251	46,032,133
Shares redeemed:
Class A	(540,191)	(5,290,739)	(406,929)	(4,017,165)
Class C	(62,735)	(609,443)	(48,499)	(476,031)
Class R6	(44,334)	(425,000)	(1,007,593)	(9,930,000)
Class I	(5,006,267)	(49,084,941)	(8,803,597)	(86,784,059)
	(5,653,527)	(55,410,123)	(10,266,618)	(101,207,255)
Net increase (decrease)	(3,566,029)	$(34,961,724)	(5,598,367)	$(55,175,122)

	Year Ended 6/30/17		Year Ended 6/30/16
Core Plus Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	611,527	$6,726,114	567,458	$6,169,670
Class C	171,637	1,886,831	268,526	2,904,616
Class R3	615,172	6,844,174	1,337,253	14,711,131
Class R6	90,528	1,011,000	—	—
Class I	4,377,518	47,937,579	2,497,657	27,234,585
Shares issued to shareholders due to reinvestment of distributions:
Class A	190,198	2,095,816	235,090	2,553,875
Class C	16,235	178,033	18,143	196,041
Class R3	27,701	307,667	37,598	408,551
Class R6	84,172	926,719	108,753	1,180,728
Class I	456,635	5,020,233	538,183	5,837,759
	6,641,323	72,934,166	5,608,661	61,196,956
Shares redeemed:
Class A	(1,217,937)	(13,357,088)	(1,412,657)	(15,338,148)
Class C	(317,074)	(3,464,656)	(287,785)	(3,125,250)
Class R3	(1,879,685)	(20,475,673)	(361,604)	(3,913,849)
Class R6	(280,316)	(3,090,000)	(1,733,305)	(19,329,000)
Class I	(6,073,915)	(66,683,145)	(16,439,073)	(178,504,469)
	(9,768,927)	(107,070,562)	(20,234,424)	(220,210,716)
Net increase (decrease)	(3,127,604)	$(34,136,396)	(14,625,763)	$(159,013,760)

162	NUVEEN

	Year Ended 6/30/17		Year Ended 6/30/16
High Income Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	32,470,739	$247,533,207	22,844,430	$160,255,338
Class C	1,736,460	13,348,306	1,264,937	8,863,955
Class R3	45,050	357,086	48,170	353,483
Class I	34,781,812	265,895,263	16,788,962	120,808,404
Class T	3,161	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,340,981	10,363,650	1,135,552	8,108,846
Class C	328,045	2,530,015	330,612	2,364,126
Class R3	4,906	38,622	6,483	47,448
Class I	1,340,352	10,386,721	977,062	7,060,979
Class T	—	—	—	—
	72,051,506	550,477,870	43,396,208	307,862,579
Shares redeemed:
Class A	(32,124,546)	(247,025,407)	(22,631,152)	(162,494,682)
Class C	(1,721,578)	(13,270,661)	(2,557,960)	(18,446,833)
Class R3	(68,232)	(534,057)	(59,958)	(428,751)
Class I	(39,271,277)	(300,816,743)	(43,094,533)	(311,873,417)
Class T	—	—	—	—
	(73,185,633)	(561,646,868)	(68,343,603)	(493,243,683)
Net increase (decrease)	(1,134,127)	$(11,168,998)	(24,947,395)	(185,381,104)

	Year Ended 6/30/17		Year Ended 6/30/16
Inflation Protected Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,040,554	$67,321,139	6,144,400	$67,077,042
Class C	412,282	4,524,060	741,824	7,990,319
Class R3	603,269	6,671,387	1,147,593	12,396,121
Class R6	1,955,128	21,949,504	95,255	1,059,520
Class I	20,142,393	226,841,726	15,260,983	168,772,498
Shares issued to shareholders due to reinvestment of distributions:
Class A	59,660	657,631	—	—
Class C	3,967	42,609	—	—
Class R3	2,149	23,519	—	—
Class R6	21,770	243,084	—	—
Class I	182,980	2,043,868	—	—
	29,424,152	330,318,527	23,390,055	257,295,500
Shares redeemed:
Class A	(4,841,254)	(53,604,295)	(1,783,818)	(19,428,090)
Class C	(613,289)	(6,691,782)	(426,654)	(4,587,011)
Class R3	(1,259,181)	(13,919,416)	(319,273)	(3,455,164)
Class R6	(192,582)	(2,168,933)	(44,890)	(498,289)
Class I	(14,549,158)	(163,023,741)	(9,954,618)	(109,030,688)
	(21,455,464)	(239,408,167)	(12,529,253)	(136,999,242)
Net increase (decrease)	7,968,688	$90,910,360	10,860,802	$120,296,258

NUVEEN	163

Notes to Financial Statements (continued)

	Year Ended 6/30/17		Year Ended 6/30/16
Intermediate Government Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	898,274	$7,881,888	856,783	$7,580,588
Class C	123,756	1,091,274	119,557	1,060,202
Class R3	7,423	65,740	12,500	111,134
Class I	944,414	8,295,183	2,482,301	21,971,582
Shares issued to shareholders due to reinvestment of distributions:
Class A	16,460	144,101	15,330	135,667
Class C	640	5,611	455	4,029
Class R3	156	1,366	109	969
Class I	24,035	210,832	25,834	228,793
	2,015,158	17,695,995	3,512,869	31,092,964
Shares redeemed:
Class A	(1,359,324)	(11,822,085)	(360,314)	(3,185,923)
Class C	(162,508)	(1,419,172)	(22,929)	(202,864)
Class R3	(14,150)	(122,605)	(12,149)	(106,934)
Class I	(3,445,961)	(29,989,588)	(2,700,152)	(23,889,237)
	(4,981,943)	(43,353,450)	(3,095,544)	(27,384,958)
Net increase (decrease)	(2,966,785)	$(25,657,455)	417,325	$3,708,006

	Year Ended 6/30/17		Year Ended 6/30/16
Short Term Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,353,264	$52,756,422	3,838,769	$37,803,170
Class C	1,329,379	13,158,495	1,251,334	12,366,374
Class R3	23,856	235,874	58,023	571,798
Class R6	5,437,604	53,642,505	4,433,924	43,872,894
Class I	13,570,545	133,885,155	12,093,247	119,245,506
Shares issued to shareholders due to reinvestment of distributions:
Class A	140,246	1,383,223	137,192	1,351,172
Class C	18,098	179,200	17,115	169,134
Class R3	60	589	7	59
Class R6	90,268	892,379	65,586	646,903
Class I	220,618	2,177,787	217,378	2,142,574
	26,183,938	258,311,629	22,112,575	218,169,584
Shares redeemed:
Class A	(5,799,396)	(57,151,517)	(4,359,518)	(42,953,780)
Class C	(1,863,891)	(18,443,917)	(1,559,144)	(15,398,873)
Class R3	(8,633)	(85,228)	(42,339)	(414,747)
Class R6	(2,587,822)	(25,570,087)	(510,435)	(5,027,503)
Class I	(20,733,177)	(204,630,204)	(23,387,149)	(230,542,093)
	(30,992,919)	(305,880,953)	(29,858,585)	(294,336,996)
Net increase (decrease)	(4,808,981)	$(47,569,324)	(7,746,010)	$(76,167,412)

164	NUVEEN

	Year Ended 6/30/17		Year Ended 6/30/16
Strategic Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,757,905	$39,980,395	4,002,873	$41,946,560
Class C	1,087,361	11,507,310	1,310,022	13,655,356
Class R3	201,763	2,155,820	386,837	4,052,221
Class R6	16,930	180,760	1,618,829	17,089,609
Class I	18,017,028	191,046,600	11,124,880	116,240,152
Class T	2,343	25,000	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	719,575	7,667,521	1,068,217	11,130,046
Class C	276,325	2,927,905	332,935	3,443,686
Class R3	17,683	189,082	27,543	289,756
Class R6	124,648	1,328,825	138,234	1,433,538
Class I	1,071,000	11,401,338	1,175,836	12,251,799
Class T	—	—	—	—
	25,292,561	268,410,556	21,186,206	221,532,723
Shares redeemed:
Class A	(9,384,268)	(99,319,492)	(13,554,737)	(140,591,197)
Class C	(2,664,036)	(28,194,589)	(3,270,280)	(33,759,300)
Class R3	(258,707)	(2,763,808)	(804,674)	(8,405,220)
Class R6	(2,469,686)	(26,308,349)	(455,181)	(4,831,119)
Class I	(13,558,767)	(144,036,221)	(37,656,644)	(391,160,086)
Class T	—	—	—	—
	(28,335,464)	(300,622,459)	(55,741,516)	(578,746,922)
Net increase (decrease)	(3,042,903)	$(32,211,903)	(34,555,310)	(357,214,199)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions) during the current fiscal period were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Purchases:
Investment securities	$47,007,523	$221,959,340	$630,183,429	$47,431,543	$4,648,855	$335,440,637	$426,780,738
U.S. Government and agency obligations	85,714,312	264,732,113	—	351,625,569	51,677,807	31,448,906	596,180,399
Sales and maturities:
Investment securities	48,496,620	229,713,185	632,660,462	14,523,729	4,649,891	254,034,907	509,364,181
U.S. Government and agency obligations	99,588,573	262,498,563	—	273,411,466	66,697,387	29,473,189	529,940,178

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

NUVEEN	165

Notes to Financial Statements (continued)

As of June 30, 2017, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Cost of investments	$139,059,054	$370,810,345	$444,352,966	$607,954,690	$51,820,077	$576,423,460	$845,437,530
Gross unrealized:
Appreciation	$4,136,017	$14,299,327	$12,001,583	$5,816,295	$795,118	$2,373,188	$24,426,290
Depreciation	(274,193)	(1,827,459)	(29,498,191)	(6,865,829)	(134,344)	(1,520,986)	(5,684,426)
Net unrealized appreciation (depreciation) of investments	$3,861,824	$12,471,868	$(17,496,608)	$(1,049,534)	$660,774	$852,202	$18,741,864

Permanent differences, primarily due to expiration of capital loss carryforwards, federal taxes paid, foreign currency transactions, Sec. 305(c) adjustments, complex security character adjustments, investments in partnerships, treatment of notional principal contracts and amortization of mark-to-market adjustments on Sec. 311(e) assets, resulted in reclassifications among the Funds’ components of net assets as of June 30, 2017, the Funds’ tax year end, as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Capital paid-in	$(12)	$(12)	$(3,210)	$(12)	$(3,538,410)	$(1,188,211)	$(12)
Undistributed (Over-distribution of) net investment income	—	(2,926,714)	(66,117)	—	—	54	(13,826,110)
Accumulated net realized gain (loss)	12	2,926,726	69,327	12	3,538,410	1,188,157	13,826,122

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2017, the Funds’ tax year end, were as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Undistributed net ordinary income[1]	$—	$—	$3,327,425	$6,388,416	$43,092	$—	$—
Undistributed net long-term capital gains	—	—	—	—	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared during the period June 1, 2017 through June 30, 2017 and paid on July 3, 2017. Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2017 and June 30, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Distributions from net ordinary income[2]	$3,957,392	$9,981,541	$30,659,613	$6,987,083	$1,015,757	$9,517,470	$22,549,140
Distributions from net long-term capital gains	—	—	—	—	—	—	—
Return of capital	283,435	5,002,040	—	—	—	579,228	17,330,639

2016	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Distributions from net ordinary income[2]	$5,709,771	$19,707,970	$34,298,443	$—	$1,027,409	$11,160,372	$51,207,124
Distributions from net long-term capital gains	705,744	801,663	—	—	—	—	—
Return of capital	868,307	—	—	—	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2017, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Expiration:
June 30, 2018	$—	$—	$—	$—	$—	$4,103,631	$35,110,018
Not subject to expiration	2,917,952	6,778,004	93,516,903	3,811,179	1,057,024	8,377,887	54,722,250
Total	$2,917,952	$6,778,004	$93,516,903	$3,811,179	$1,057,024	$12,481,518	$89,832,268

166	NUVEEN

During the Funds’ tax year ended June 30, 2017, the following Funds utilized capital loss carryforwards as follows:

	Core Plus Bond	Short Term Bond
Utilized capital loss carryforwards	$3,300,381	$779,967

As of June 30, 2017, the Funds’ tax year end, the following Funds’ capital loss carryforwards expired as follows:

	Intermediate Government Bond	Short Term Bond
Expired capital loss carryforwards	$3,538,398	$1,188,199

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Core Plus Bond	Strategic Income
Post-October capital losses[3]	$—	$—
Late-year ordinary losses[4]	1,709,124	7,226,379
[3]	Capital losses incurred from November 1, 2016 through June 30, 2017, the Funds’ tax year end.
[4]	Ordinary losses incurred from January 1, 2017 through June 30, 2017 and/or specified losses incurred from November 1, 2016 through June 30, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
For the first $125 million	0.2700%	0.2800%	0.4000%	0.2500%	0.2500%	0.2200%	0.3600%
For the next $125 million	0.2575	0.2675	0.3875	0.2375	0.2375	0.2075	0.3475
For the next $250 million	0.2450	0.2550	0.3750	0.2250	0.2250	0.1950	0.3350
For the next $500 million	0.2325	0.2425	0.3625	0.2125	0.2125	0.1825	0.3225
For the next $1 billion	0.2200	0.2300	0.3500	0.2000	0.2000	0.1700	0.3100
For net assets over $2 billion	0.1950	0.2050	0.3250	0.1750	0.1750	0.1450	0.2850

NUVEEN	167

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2017, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee
Core Bond	0.2000%
Core Plus Bond	0.2000
High Income Bond	0.2000
Inflation Protected Securities	0.1723
Intermediate Government Bond	0.2000
Short Term Bond	0.2000
Strategic Income	0.1913

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees occurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of each Fund.

Fund	Expense Cap	Expense Cap Expiration Date
Core Bond	0.53%	October 31, 2018
Core Plus Bond	0.52	October 31, 2018
High Income Bond	0.75	October 31, 2018
Inflation Protected Securities	0.56	October 31, 2018
Intermediate Government Bond	0.54	October 31, 2018
Short Term Bond	0.47	October 31, 2018
Strategic Income	0.59	October 31, 2018

Other Transactions with Affiliates

During the current fiscal period, Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Sales charges collected (Unaudited)	$11,642	$58,003	$530,594	$50,353	$9,481	$163,529	$268,368
Paid to financial intermediaries (Unaudited)	9,813	51,356	472,153	46,538	8,030	159,294	243,974

168	NUVEEN

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
Commission advances (Unaudited)	$5,579	$20,424	$122,213	$64,788	$6,459	$146,538	$150,756

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
12b-1 fees retained (Unaudited)	$6,544	$16,508	$76,522	$21,455	$6,010	$54,053	$94,114

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
CDSC retained (Unaudited)	$2,993	$3,401	$9,734	$2,485	$2,947	$41,880	$10,933

8. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, High Income Bond utilized this facility. The Fund’s average daily balance outstanding and average annual interest rate during the utilization period were $35,925,000 and 2.02%, respectively. The Fund’s maximum outstanding daily balance during the utilization period was $95,000,000. Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities. None of the other Funds utilized this facility during the current fiscal period.

9. New Accounting Pronouncements

Amendments to Regulation S-X

In October 2016, the SEC adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date of the amendments to Regulation S-X is August 1, 2017. Management is still evaluating the impact of the final rules, if any.

NUVEEN	169

Notes to Financial Statements (continued)

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

During March 2017, the Financial Accounting Standards Board (FASB) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

10. Subsequent Events

Management Fees

During May 2017, the Board approved a change to each Fund’s annual Fund-level management fee schedule, which will before effective on August 1, 2017.

Effective August 1, 2017 the annual Fund-level fee, payable monthly, for each Fund will be calculated according to the following schedule:

Average Daily Net Assets	Core Bond	Core Plus Bond	High Income Bond	Inflation Protected Securities	Intermediate Government Bond	Short Term Bond	Strategic Income
For the first $125 million	0.2700%	0.2800%	0.4000%	0.2500%	0.2500%	0.2200%	0.3600%
For the next $125 million	0.2575	0.2675	0.3875	0.2375	0.2375	0.2075	0.3475
For the next $250 million	0.2450	0.2550	0.3750	0.2250	0.2250	0.1950	0.3350
For the next $500 million	0.2325	0.2425	0.3625	0.2125	0.2125	0.1825	0.3225
For the next $1 billion	0.2200	0.2300	0.3500	0.2000	0.2000	0.1700	0.3100
For the next $3 billion	0.1950	0.2050	0.3250	0.1750	0.1750	0.1450	0.2850
For the next $5 billion	0.1700	0.1800	0.3000	0.1500	0.1500	0.1200	0.2600
For net assets over $10 billion	0.1575	0.1675	0.2875	0.1375	0.1375	0.1075	0.2475

170	NUVEEN

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

Custodian

U.S. Bank National Association

1555 North RiverCenter Drive

Suite 302

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Distribution Information: Nuveen High Income Bond Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

High Income Bond
% QDI	2.4%
% DRD	2.2%

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	171

Glossary of Terms

Used in this Report (Unaudited)

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Basis Point: One one-hundredth of one percentage point, or 0.01%. For example, 25 basis points equals 0.25%.

Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

Bloomberg Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage-backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays High Yield 2% Issuer Capped Index: An issuer-constrained version of the U.S. Corporate High-Yield Index that covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays Intermediate Government Bond Index: An unmanaged index that includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays U.S. TIPS Index: An unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Bloomberg Barclays 1-3 Year Government/Credit Bond Index: An unmanaged index that includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Commercial Mortgage-Backed Securities (CMBS): Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multi-family housing, non-residential property, ii) payments based on the amortization schedule of 25-30 years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.

Contingent Capital Securities (CoCos): CoCos are debt or capital securities of primarily non-U.S. issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCo investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those

172	NUVEEN

issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Core Bond Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Core Bond Plus Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Core Bond Plus Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper High Current Yield Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper High Current Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Inflation-Protected Bond Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Inflation-Protected Bond Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Intermediate U.S. Government Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Intermediate U.S. Government Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Sector Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Sector Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Short Investment Grade Debt Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Short Investment Grade Debt Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Mortgage-Backed Securities (MBS): Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency RMBS, depending on the issuer.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Residential Mortgage-Backed Securities (RMBS): Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the

Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them. Non-agency RMBS do not have agency guarantees. Non-agency RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency residential mortgage loans includes traditional jumbo loans (prime), alternative-A loans (Alt-A), and home equity loans (sub-prime).

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

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Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors (the “Board,” and each Director, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of the Funds, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement for the Funds that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; payments to intermediaries such as 12b-1 fees, sub-transfer agency fees and other payments; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”) and with a more focused subset of the Peer Universe (the “Peer Group”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, managing the relationships with the distribution platforms, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as

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overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to open-end Nuveen funds, such initiatives also included, but were not limited to, (a) implementing the multi-class solutions platform through the launch of several multi-asset income funds; (b) creating new share classes on several funds to potentially attract new clients and respond to regulatory developments; (c) reviewing the pricing of the open-end product line which resulted in the reduction of the management fee and/or temporary expense cap for various funds, the reduction of the temporary expense cap of Nuveen Inflation Protected Securities Fund (the “Inflation Protected Fund”) and the reduction in both the management fee and temporary expense cap of Nuveen Intermediate Government Bond Fund (the “Intermediate Government Fund”), as well as the adoption of a temporary expense cap for Nuveen High Income Bond Fund (the “High Income Fund”); (d) lowering the sales load breakpoints on certain municipal open-end funds to make them more competitive in the marketplace; (e) modifying the investment policies of various funds; and (f) creating a new product line of exchange-traded funds (“ETFs”).

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B. The Investment Performance of the Funds and Fund Advisers

As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members. The Independent Board Members also noted that although the open-end funds offer multiple classes and the performance data was based on Class A shares, the performance of the other classes of a fund should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

For Nuveen Core Bond Fund (the “Core Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile and underperformed its benchmark in the one-, three- and five-year periods. The Board discussed the Fund’s underperformance noting that it was driven primarily by its overweight in BBB-rated bonds during the second half of 2015 and first quarter of 2016. The Board further noted that the Fund’s longer portfolio effective duration detracted from the Fund’s peer relative performance during the second half of 2016 as longer maturities underperformed. The Board discussed with management the rationale for the duration positioning and was satisfied with the explanation of the investment strategy.

For Nuveen Core Plus Bond Fund (the “Core Plus Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-year period, the third quartile in the three-year period and the second quartile in the five-year period. Although the Fund underperformed its benchmark in the three-year period, the Fund outperformed its benchmark in the one- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the High Income Fund, the Board noted that although the Fund ranked in the fourth quartile in its Performance Peer Group in the three-year period, the Fund ranked in the first quartile in the one-year period and second quartile in the five-year period. Although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period. The Board was satisfied with the Fund’s overall performance.

For the Inflation Protected Fund, the Board noted that, although the Fund underperformed its benchmark in the one-, three- and five-year periods, it ranked in the third quartile in the one-year period and the second quartile in the three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For the Intermediate Government Fund, the Board noted that the Fund underperformed its benchmark and ranked in the fourth quartile in its Performance Peer Group in the one-, three- and five-year periods. The Board discussed the Fund’s underperformance noting that it was driven largely by the Fund’s shorter duration profile as Treasury yields declined during the first half of 2016. During the second half of 2016, however, the Treasury yields rose improving the Fund’s performance but an overweight in consumer asset backed securities detracted from Fund performance. The Board discussed with management the rationale for the duration positioning and was satisfied with the explanation of the investment strategy.

For Nuveen Short Term Bond Fund (the “Short Term Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one- and five-year periods and the third quartile in the three-year period. The Fund also outperformed its benchmark for the one-, three- and five-year periods. The Board was satisfied with the Fund’s overall performance.

For Nuveen Strategic Income Fund (the “Strategic Fund”), the Board noted that the Fund ranked in the second quartile in its Performance Peer Group in the one-, three- and five-year periods and outperformed its benchmark during these periods. The Board was satisfied with the Fund’s overall performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross management fees and, after taking into effect any expense limitation arrangement and/or fee waivers (to the extent applicable), the net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

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In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe and/or Peer Group, as applicable. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe or Peer Group; changes each year of funds comprising the Peer Universe and Peer Group; and levels of expense reimbursements and fee waivers. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers, the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

The Independent Board Members noted that the Core Fund had a net management fee in line with its peer average and a net expense ratio below its peer average; the Core Plus Fund, the High Income Fund, the Intermediate Government Fund, the Short Term Fund and the Strategic Fund each had a net management fee and a net expense ratio below its respective peer averages; and the Inflation Protected Fund had a net management fee below its peer average and a net expense ratio in line with its peer average.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board was aware that as a result of a review of the pricing of the Nuveen open-end funds, the management fees and/or expense caps of various open-end funds had been reduced in 2016. The Independent Board Members also took into account any expense reimbursements and/or fee waivers provided by Nuveen. In addition, the Independent Board Members recognized that the fund-level breakpoint schedules of the Nuveen open-end funds recently were revised resulting in the addition of more breakpoints in the management fee schedules of the funds. The Board recognized that the revised schedules would provide for the potential of additional savings for shareholders if the respective fund’s assets under management grow.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include: separately managed accounts (such as retail, institutional or wrap accounts), other investment companies that are not offered by Nuveen but are sub-advised by the Sub-Adviser, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.

In reviewing the fee rates assessed to other clients, the Board reviewed, among other things, the range of fees assessed for managed accounts and the foreign investment companies offered by Nuveen. With respect to foreign funds, the Board noted that unlike the management fees for the Nuveen funds, the management fees for the foreign funds may include distribution fees paid to intermediaries. The Board also reviewed the average fee rate for certain strategies offered by the Sub-Adviser.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, product distribution, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. The Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. As noted, the Board had recently approved revised fund-level breakpoint schedules for the open-end funds which resulted in additional breakpoints added to the breakpoint schedules and therefore the potential for additional savings as a fund’s asset level grows.

The Independent Board Members also noted that additional economies of scale were or would be shared with shareholders of the Funds through their temporary expense caps. The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee waivers and expense reimbursements (if applicable) as well as fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year.

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In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the principal underwriter for the open-end funds providing distribution and shareholder services to the funds for which it may be compensated through sales charges and distribution fees and shareholder services fees pursuant to the funds’ Rule 12b-1 distribution and service plan or otherwise. The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the calendar year ending December 31, 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

NUVEEN	179

Directors

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of directors of the Funds is currently set at twelve. None of the directors who are not “interested” persons of the Funds (referred to herein as “independent directors”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Director:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Director	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176

180	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Albin F. Moschner(2) 1952 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking-North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2008	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176

NUVEEN	181

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176
Robert L. Young[3] 1963 333 W. Wacker Drive Chicago, IL 60606	Director	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Interested Director:
Margo L. Cook(2)(4) 1964 333 W. Wacker Drive Chicago, IL 60606	Director	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer, formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (since October 2016), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); formerly, Managing Director of Nuveen Commodities Asset Management, LLC (2011-2016); Chartered Financial Analyst.	176

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Greg A. Bottjer 1971 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	92
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	177
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	177

182	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	177
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	177
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	177
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Secretary (since 2016) of Nuveen Commodities Asset Management, LLC, formerly Assistant Secretary (2010-2016).	177
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	177
Christopher M. Rohrbacher 1971 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Vice President and Assistant Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	177
William A. Siffermann 1975 333 West Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	177

NUVEEN	183

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (5)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	177
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	177

(1)	Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On June 22, 2016, Ms. Cook and Mr. Moschner were appointed as Board Members, effective July 1, 2016.
(3)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(4)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(5)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

184	NUVEEN

Notes

NUVEEN	185

Notes

186	NUVEEN

Notes

NUVEEN	187

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen,
333 W. Wacker Dr., Chicago, IL 60606. Please read the
prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FINC-0617D        243929-INV-Y-08/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended June 30, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Core Plus Bond Fund	43,501	1,629	0	0
Nuveen High Income Bond Fund	34,610	1,629	0	0
Nuveen Intermediate Government Bond Fund	42,152	1,629	0	0
Nuveen Inflation Protected Securities Fund	43,891	1,629	2,270	0
Nuveen Core Bond Fund	42,542	1,629	0	0
Nuveen Short Term Bond Fund	44,856	1,629	3,350	0
Nuveen Strategic Income Fund	45,664	1,629	3,350	0

Total	$297,216	$11,405	$8,970	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Core Plus Bond Fund	0%	0%	0%	0%
Nuveen High Income Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Government Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Securities Fund	0%	0%	0%	0%
Nuveen Core Bond Fund	0%	0%	0%	0%
Nuveen Short Term Bond Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Core Plus Bond Fund	42,414	0	2,266	0
Nuveen High Income Bond Fund	32,967	0	98	0
Nuveen Intermediate Government Bond Fund	40,918	0	10	0
Nuveen Inflation Protected Securities Fund	41,743	0	3,239	0
Nuveen Core Bond Fund	41,456	0	2,241	0
Nuveen Short Term Bond Fund	43,806	0	103	0
Nuveen Strategic Income Fund	44,623	0	73	0

Total	$287,927	$0	$8,030	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Core Plus Bond Fund	0%	0%	0%	0%
Nuveen High Income Bond Fund	0%	0%	0%	0%
Nuveen Intermediate Government Bond Fund	0%	0%	0%	0%
Nuveen Inflation Protected Securities Fund	0%	0%	0%	0%
Nuveen Core Bond Fund	0%	0%	0%	0%
Nuveen Short Term Bond Fund	0%	0%	0%	0%
Nuveen Strategic Income Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
0%	0%	0%

Fiscal Year Ended June 30, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
0%	0%	0%

Fiscal Year Ended June 30, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Core Plus Bond Fund	0	0	0	0
Nuveen High Income Bond Fund	0	0	0	0
Nuveen Intermediate Government Bond Fund	0	0	0	0
Nuveen Inflation Protected Securities Fund	2,270	0	0	2,270
Nuveen Core Bond Fund	0	0	0	0
Nuveen Short Term Bond Fund	3,350	0	0	3,350
Nuveen Strategic Income Fund	3,350	0	0	3,350

Total	$8,970	$0	$0	$8,970

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Core Plus Bond Fund	2,266	0	0	2,266
Nuveen High Income Bond Fund	98	0	0	98
Nuveen Intermediate Government Bond Fund	10	0	0	10
Nuveen Inflation Protected Securities Fund	3,239	0	0	3,239
Nuveen Core Bond Fund	2,241	0	0	2,241
Nuveen Short Term Bond Fund	103	0	0	103
Nuveen Strategic Income Fund	73	0	0	73

Total	$8,030	$0	$0	$8,030

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Secretary

Date: September 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: September 7, 2017

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 7, 2017